                                                     Pursuant to Rule 497(c)
                                                     Registration No. 333-142156

                               REALTY FUNDS, INC.

PROSPECTUS
DATED SEPTEMBER 27, 2007

ADELANTE SHARES RE GROWTH(TM) EXCHANGE-TRADED FUND
ADELANTE SHARES RE VALUE(TM) EXCHANGE-TRADED FUND
ADELANTE SHARES RE CLASSICS(TM) EXCHANGE-TRADED FUND
ADELANTE SHARES RE KINGS(TM) EXCHANGE-TRADED FUND
ADELANTE SHARES RE YIELD PLUS(TM) EXCHANGE-TRADED FUND
ADELANTE SHARES RE SHELTER(TM) EXCHANGE-TRADED FUND
ADELANTE SHARES RE COMPOSITE(TM) EXCHANGE-TRADED FUND

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                                      PROSPECTUS

Realty Funds, Inc. is an investment company with seven series of underlying fund portfolios (each, a "Fund" and collectively, the "Funds"). Each Fund offers shares, known as Adelante Shares(TM), that are listed on the NYSE Arca, Inc. Adelante Shares(TM) shares are not individually redeemable by the Funds but trade on the NYSE Arca, Inc. in individual share lots.

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TABLE OF CONTENTS

 4   Introduction
 6   Overview of the Investment Objectives  and Strategies of the Funds
51   Additional Information About the Funds, Their Principal Strategies and
     Related Risks
59   Buying and Selling Fund Shares
64   Portfolio Turnover Rate
64   Distribution and Service Plan
65   Portfolio Holdings
65   Fund Management
69   Dividends, Capital Gains, and Taxes
70   Daily Pricing
72   Delivery of Fund Documents
72   Financial Highlights

INTRODUCTION

This Prospectus provides important information you need to make an informed decision about whether to invest in Realty Funds, Inc. (the "Company"). It contains information about the Company, each of its investment portfolios (the "Funds") and the shares of the Funds being offered by this Prospectus, known as Adelante Shares(TM). An investment in the Funds is not a deposit in a bank and it is not insured or guaranteed by the Federal Deposit Insurance Corporation
(FDIC) or any other governmental agency.

The Company and the Funds are part of the XShares Advisors family of exchange-traded funds and are related for purposes of investor and investment services, as such terms are used in Section 12(d)(1)(G) of the Investment Company Act of 1940, as amended (the "1940 Act").

WHAT ARE EXCHANGE-TRADED FUNDS?

An exchange-traded fund ("ETF") is an investment company which offers shares that are listed on a U.S. securities exchange. Shares of ETFs, because they are listed on a stock exchange, can be traded throughout the day on that stock exchange at market-determined prices. ETFs typically invest predominantly in the securities of companies comprising an underlying index. As such, the ETF itself is an index fund.

WHAT IS REALTY FUNDS, INC.?

Realty Funds, Inc. is an investment company with seven series of underlying fund portfolios. Each Fund offers shares, known as Adelante Shares(TM), that are listed on the NYSE Arca, Inc. ("NYSE Arca"). Adelante Shares(TM) shares are not individually redeemable by the Funds but trade on the NYSE Arca in individual share lots. Each Fund seeks to invest in a portfolio of securities that substantially replicates a particular benchmark index (the "Underlying Index"). XShares Advisors LLC (the "Advisor"), serves as the investment advisor to each Fund.

WHAT ARE THE UNDERLYING INDEXES AND HOW ARE THEY CREATED AND MAINTAINED?

The Underlying Indexes are designed to track issuers in the commercial real estate industry that share specific fundamental investment characteristics or are in specific cross-sections of the commercial real estate industry. The Underlying Indexes were created by Adelante Shares LLC. Adelante Shares LLC is not a promoter of the Company or an affiliate of either the Advisor or the Company.

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To develop each Underlying Index, Adelante Shares LLC used its own proprietary model to establish specific, defined characterization/inclusion/ exclusion criteria (an "Index Methodology") that an issuer must meet in order to be included in that Underlying Index. Adelante Shares LLC does not administer or maintain the Underlying Indexes. Each Underlying Index is administered by Standard & Poor's, the Index Administrator, which employs the Index Methodology to determine the composition of each Underlying Index and maintain each Underlying Index. Standard & Poor's will also act as "index calculation agent" in connection with the calculation and dissemination of each Underlying Index. BNY Investment Advisors (the "Sub-Advisor" or "BNY") acts as the investment sub-advisor to the Funds and will be responsible for the day-to-day management of each Fund's portfolio, which involves principally reconfiguring the portfolio of each Fund, typically quarterly, to reflect any reconfiguration in the Underlying Index by the Index Administrator.

Only U.S. and foreign issuers that are publicly traded real estate companies with securities listed on a major U.S. securities exchange are included in the Underlying Indexes. The Underlying Indexes, which are described in more detail below, have been designed to capture issuers within the commercial real estate industry which reflect the following investment characteristics:

1)   RE Growth: This Index focuses on growth.

2)   RE Value: This Index focuses on value.

3) RE Classics: This Index focuses on non-shelter commercial real estate (all commercial real estate except multifamily, manufactured home or hotel/lodging).

4)   RE Kings: This Index focuses on low dividend payout ratios.

5) RE Yield Plus: This Index focuses on dividend payouts relative to inflation rates.

6) RE Shelter: This Index focuses on the multifamily, manufactured home and hotel/lodging sectors.

7) RE Composite: This Index is designed to be a composite of the other Underlying Indexes.

Each Fund is focused on one of these real estate industry indexes and will provide both institutional and retail investors with the ability to invest in unique segments of the commercial real estate market. Certain of these Indexes, as described more fully below, may focus in part on an issuer's "funds from operations", or "FFO" as an investment characteristic. "FFO" is a commonly reported measure of the operating performance of real estate investment trusts

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("REITs") and, in some cases, real estate operating companies ("REOCs") and generally equals an issuer's net income, excluding gains or losses from sales of property, and adding back real estate depreciation.

To be included in an Underlying Index, an issuer must be part of the universe of commercial real estate industry issuers, excluding mortgage real estate investment trusts, home building companies and issuers that do not trade on a major U.S. securities exchange, covered by SNL Real Estate, which as of December 31, 2006 consisted of 165 issuers. SNL Real Estate is a subsidiary of SNL Financial, an unaffiliated third party provider of corporate, market and financial data for select industries. In addition, only U.S. and foreign issuers that are publicly traded real estate companies with securities listed on a major U.S. securities exchange are included in the Underlying Indexes. The initial companies selected for inclusion are weighted equally at inception, and are thereafter rebalanced to equal-weightings on a quarterly basis. Each Index is reconstituted and rebalanced quarterly at which time some or all of the component securities may change. Information about each Underlying Index, including the component securities in each Underlying Index and value of the securities in each Underlying Index are posted throughout the trading day every 15 seconds and are available through Reuters under the following symbols:

Adelante Shares RE Growth Index                                       ASREG
Adelante Shares RE Value Index                                        ASREV
Adelante Shares RE Classics Index                                     ASREC
Adelante Shares RE Kings Index                                        ASREK
Adelante Shares RE Yield Plus Index                                   ASRET
Adelante Shares RE Shelter Index                                      ASREV
Adelante Shares RE Composite Index                                    ASREX

OVERVIEW OF THE INVESTMENT OBJECTIVES AND STRATEGIES OF THE FUNDS

Each Fund's investment objective is to seek to track the performance, before fees and expenses, of a particular Underlying Index. Each Fund's investment objective is not fundamental and may be changed without shareholder approval. Shareholders will be given 60 days' notice of any change in a Fund's investment objective. The Advisor uses a passive, or indexing, approach in managing the Funds. Unlike many mutual funds, the Funds do not seek to outperform any particular market sector and will not assume temporary defensive positions when markets decline or appear overvalued. Each Fund will invest at least 90% of its assets in the securities of real estate companies in its corresponding Underlying Index. The Funds will provide shareholders with at least 60 days'

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notice of any change in this policy. Each Fund may also invest up to 10% of its assets in futures contracts, options on futures contracts, options, swaps on securities of companies in the Underlying Index, as well as cash and cash equivalents, such as money market instruments (subject to applicable limitations of the 1940 Act). Each Fund will attempt to replicate the Underlying Index by matching the weighting of securities in its portfolio with such securities' weightings in the Underlying Index. In managing the Funds, the Advisor seeks a correlation of 0.95 or better between each Fund's performance and the performance of the Underlying Index. A figure of 1.00 would represent perfect correlation. There is no guarantee that the Advisor will be able to obtain this level of correlation.

From time to time, the Advisor may pursue a sampling strategy in managing the portfolio. Pursuant to this strategy, a Fund may invest a portion of its assets in securities not included in an Underlying Index if the Advisor believes that investment in such securities is in the best interests of Fund shareholders and that such securities will assist the Fund in tracking the Underlying Index. If a Fund pursues a sampling strategy, it will continue to invest at least 90% of its assets in the securities of companies in the Underlying Index. See "Additional Information About The Funds, Their Principal Strategies And Related Risks" for more information about the use of a sampling strategy.

Limitations and restrictions on the level of investment in securities that are discussed in this Prospectus and that are expressed in terms of percentage limitations are measured at the time of investment, unless specifically indicated otherwise. Changes in market values that cause a percentage limitation to be exceeded will not necessarily require that securities be sold.

The following is a summary of the investment objectives, principal investment strategies and principal risks of each of the Funds. Further information about the Funds and their risks can be found in "Additional Information About the Funds, Their Principal Strategies and Related Risks" in this Prospectus and in the Statement of Additional Information.

ADELANTE SHARES RE GROWTH(TM) EXCHANGE-TRADED FUND

Trading Symbol:              AGV
CUSIP Number:                756102 109
Underlying Index (Symbol):   Adelante Shares RE Growth Index (ASREG)
Inception Date:              September 27, 2007

INVESTMENT OBJECTIVE

The Fund seeks to track the performance, before fees and expenses, of the Adelante Shares RE Growth Index. The Fund's investment objective is not fundamental, and may be changed without shareholder approval. Shareholders will be given 60 days' notice of any change in investment objective.

PRINCIPAL INVESTMENT STRATEGY

The Fund employs a "passive management" investment strategy designed to track the performance of the Adelante Shares RE Growth Index, an index of U.S. and foreign securities of publicly-traded commercial real estate companies, by investing in those securities included in the Adelante Shares RE Growth Index. These companies (which may include both U.S. and foreign issuers) are expected to consist primarily of REITs and REOCs. To be included in the Index, an issuer must be one of the 25 issuers exhibiting the highest growth rates over the previous two years as measured by the issuer's reported quarterly FFO, as defined below, calculated on a year over year basis, in the universe of commercial real estate industry issuers, excluding mortgage REITs, home building companies and issuers that do not trade on a major U.S. securities exchange, covered by SNL Real Estate. An issuer must also be listed on a major U.S. securities exchange, must have experienced positive net income over the previous year and have a market capitalization of at least $300 million for two of the preceding three quarters (one of which must have been the most recent quarter). The Adelante Shares RE Growth Index focuses in part on an issuer's "funds from operations", or "FFO" as an investment characteristic. "FFO" is a commonly reported measure of the operating performance of REITs and, in some cases, REOCs and generally equals an issuer's net income, excluding gains or losses from sales of property, and adding back real estate depreciation.

As its primary strategy, the Fund attempts to replicate the Underlying Index by investing at least 90%, and typically substantially all, of its assets in the securities that make up the Underlying Index, holding each security in approximately the same proportion as its weighting in the Underlying Index. Because the Underlying Index is comprised of only commercial real estate companies, this means that the Fund will invest at least 90% of its assets in commercial real estate companies, as discussed above. The Fund will provide shareholders with at least 60 days' notice of any change in these policies. The Fund may also invest up to 10% of its assets in futures contracts, options on futures contracts, options, swaps on securities of companies in the Underlying Index, as well as cash and cash equivalents, such as money market instruments (subject to applicable limitations of the 1940 Act). Because all of the securities included in the Underlying Index are issued by companies in the real estate industry, the Fund will always be concentrated in this industry.

The Fund may also sample, rather than replicate, the Underlying Index by holding securities that, in the aggregate, are intended to approximate the Underlying Index in terms of key characteristics, such as, but not limited to, FFO growth rates and positive net income. If the Fund pursues a sampling strategy, it will continue to invest at least 90% of its assets in the securities of the Underlying Index.

PRINCIPAL RISKS

The Fund is subject to certain risks. Certain of these risks are described below. For a more detailed discussion of some of these risks, see "Additional Information Regarding the Funds, their Principal Strategies and Related Risks" below.

- The Fund is subject to STOCK MARKET RISK, which is the risk that stock prices overall will decline over a given period of time. The Fund's total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods. Stock markets tend to be volatile, with periods of rising prices and periods of falling prices.

- The Fund is subject to INDEX RISK, which is the risk that stocks in the Underlying Index may under-perform fixed income investments or stock market investments that track other markets, segments or sectors. The Advisor does not actively manage the Fund and therefore does not attempt to analyze, quantify or control the risks associated with investing in stocks of companies in the Underlying Index.

- The Fund is subject to INDUSTRY RISK, which is the risk that significant problems will affect the industry represented in the Underlying Index, or that returns from that industry will trail returns from the overall stock market. Daily fluctuations in specific market industries are often more extreme than fluctuations in the overall stock market. Because the Fund invests substantially all of its assets in the real estate industry, the Fund is subject to the risks associated with the direct ownership of real estate and the Fund's performance largely depends - for better or for worse - on the general condition of this industry. The stock prices of companies in the real estate industry are typically sensitive to changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, which could negatively affect their value.

- The Fund is also subject to REIT and REOC RISK. The Fund's investments in the securities of REITs and REOCs may subject the Fund to the risks associated with the direct ownership of real estate. Also, when investing in REITs and REOCs, in addition to the management fees and other expenses the Fund bears directly in connection with its own operations, the Fund will also bear its pro rata portion of the management fees and other expenses of the REITs and REOCs in which it invests. As such, the Fund's shareholders would indirectly bear the expenses of the Fund and the REITs or REOCs, some or all of which would be duplicative.

- The Fund is subject to NON-DIVERSIFICATION RISK, which is the risk associated with the fact that the Fund is non-diversified and may concentrate its investments in fewer issuers than if it were diversified. As a result, the Fund is more susceptible to the risks associated with those investments, including the risk that the Fund's performance may be hurt by the poor performance of relatively few stocks or even a single stock to a greater extent than if the Fund were diversified.

- The Fund is subject to INVESTMENT STYLE RISK, which is the risk that, to the extent that the Fund's assets are invested in small- and mid-capitalization stocks, the returns from these small- and mid-capitalization stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-capitalization stocks.

- The Fund is subject to INDEX SAMPLING RISK, which is the risk that, when employing a sampling strategy, the stocks held by the Fund will not provide investment performance tracking the Underlying Index.

- The Fund is subject to MARKET PRICE RISK, which is the risk associated with the fact that the Adelante Shares(TM) shares are listed on the NYSE Arca and can be bought and sold in the secondary market at market prices. Although it is expected that the market price of the Adelante Shares(TM) shares typically will approximate its NAV, there may be times when the market price and the NAV differ significantly. Thus, you may pay more than NAV when buying Adelante Shares(TM) shares on the secondary market, and you may receive less than NAV when you sell Adelante Shares(TM) shares.

- The Fund is subject to FOREIGN SECURITIES RISK, which is the risk that political and economic events unique to a foreign country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States.

- The Fund is subject to SECONDARY MARKET RISK. Although the Adelante Shares(TM) shares are listed for trading on the NYSE Arca, it is possible that an active trading market may not be maintained. Trading of the Adelante Shares(TM) shares on the NYSE Arca may be halted if NYSE Arca officials deem such action appropriate, if the Adelante Shares(TM) shares are delisted from the NYSE Arca or if the activation of market-wide "circuit breakers" halts stock trading generally.

- The Fund is subject to DERIVATIVES RISK, which is the risk associated with stock futures and options contracts, and swap agreements, which are types of derivatives. Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes.

PERFORMANCE INFORMATION

The Fund has only recently begun operations, so performance information is not yet available.

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Adelante Shares(TM) shares. Transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. Investors purchasing shares in the secondary market will not pay the Shareholder Fees shown below, but will pay the Operating Expenses and may be subject to costs (including customary brokerage commissions) charged by their broker. Operating Expenses are expressed as a percentage of average daily net assets and are based upon estimated amounts for the current fiscal year.

Shareholder Fees
   (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge (Load) Imposed on Purchases:                                   None
Transaction Fee on Purchases and Redemptions(1):                       $  500.00
Additional Transaction Fee if not settled through the Continuous Net
   Settlement system of the National Securities Clearing Corporation   $2,500.00
Annual Fund Operating Expenses
   (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)
Management Fee(2):                                                          0.58%
12-1 Distribution Fee(3):                                                   0.25%
Other Expenses(4):                                                          0.09%
Acquired Fund Fees and Expenses(4):                                         0.00%
                                                                       ---------
Total Annual Fund Operating Expenses:                                       0.92%
                                                                       ---------
      Less: Expense Reduction/Reimbursement(5)                             (0.34)%
                                                                       ---------
Net Annual Operating Expenses(5):                                           0.58%
                                                                       =========

(1) THE FUND WILL IMPOSE A FIXED TRANSACTION FEE ON CREATION UNIT TRANSACTIONS TO OFFSET TRANSFER AND OTHER TRANSACTION COSTS ASSOCIATED WITH THE ISSUANCE AND REDEMPTION OF SUCH CREATION UNITS. THE TRANSACTION FEE IS APPLICABLE TO EACH CREATION AND REDEMPTION TRANSACTION, REGARDLESS OF THE NUMBER OF CREATION UNITS TRANSACTED. THE FEE IS PAID TO THE FUND, NOT TO THE DISTRIBUTOR, THE ADVISOR OR A THIRD PARTY. PURCHASERS OF CREATION UNITS ARE RESPONSIBLE FOR PAYMENT OF THE COSTS OF TRANSFERRING THE DEPOSIT SECURITIES TO THE FUND. REDEEMERS OF CREATION UNITS ARE RESPONSIBLE FOR THE COSTS OF TRANSFERRING SECURITIES FROM THE FUND TO THEIR ACCOUNTS OR ON THEIR ORDER. AN INVESTOR BUYING OR SELLING THE FUND IN THE SECONDARY MARKET WILL NOT PAY THE TRANSACTION FEE BUT WILL PAY A COMMISSION TO HIS BROKER IN AN AMOUNT ESTABLISHED BY THE BROKER.

(2) THE FUND PAYS THE ADVISOR A SINGLE, UNIFIED MANAGEMENT FEE FOR ARRANGING FOR CERTAIN NON-DISTRIBUTION RELATED SERVICES NECESSARY FOR THE FUND TO OPERATE. FOR MORE INFORMATION ABOUT THE UNIFIED MANAGEMENT FEE, SEE "INVESTMENT ADVISOR" UNDER "FUND MANAGEMENT".

(3) THE FUND HAS ADOPTED A DISTRIBUTION AND SERVICE (12b-1) PLAN PURSUANT TO WHICH PAYMENTS OF UP TO .25% OF AVERAGE DAILY NET ASSETS MAY BE MADE BY THE FUND. THE BOARD OF DIRECTORS OF THE FUND HAS DETERMINED THAT NO SUCH PAYMENTS WILL BE MADE FOR THE TWELVE MONTH PERIOD FOLLOWING COMMENCEMENT OF OPERATIONS.

(4) "OTHER EXPENSES" AND "ACQUIRED FUND FEES AND EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.

(5) THE ADVISOR HAS CONTRACTUALLY AGREED TO REDUCE ITS FEES AND/OR PAY FUND EXPENSES (EXCLUDING, AMONG OTHER THINGS, ACQUIRED FUND FEES AND EXPENSES, INTEREST, TAXES, BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) IN ORDER TO LIMIT NET ANNUAL OPERATING EXPENSES FOR SHARES OF THE FUND TO 0.58% OF THE FUND'S AVERAGE NET ASSETS (THE "EXPENSE CAP"). THE EXPENSE CAP WILL REMAIN IN EFFECT UNTIL AT LEAST DECEMBER 31, 2008. THE ADVISOR IS PERMITTED TO BE REIMBURSED FOR FEE REDUCTIONS AND/OR EXPENSE PAYMENTS MADE IN THE PRIOR THREE FISCAL YEARS. THIS REIMBURSEMENT MAY BE REQUESTED BY THE ADVISOR IF THE AGGREGATE AMOUNT ACTUALLY PAID BY THE FUND TOWARD OPERATING EXPENSES FOR SUCH FISCAL YEAR (TAKING INTO ACCOUNT THE REIMBURSEMENT) DOES NOT EXCEED THE EXPENSE CAP.

The Fund sells and redeems Adelante Shares(TM) shares only in Creation Units and principally on an in-kind basis for portfolio securities of the Underlying Index.

ADELANTE SHARES(TM) SHARES IN LESS THAN CREATION UNIT AGGREGATIONS ARE NOT REDEEMABLE. The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in the Fund. The example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors will pay to buy and sell Adelante Shares(TM) shares. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.

1 YEAR   3 YEARS
----------------
$68.22   $214.59

These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

CREATION UNIT TRANSACTION FEES AND REDEMPTION TRANSACTION FEES

The Fund issues and redeems shares at NAV and only in Creation Unit blocks of 100,000. As a practical matter, only institutions or large investors purchase or redeem Creation Units. A standard Creation Unit transaction fee of $500 is charged for each purchase of Creation Units, regardless of the number of Creation Unit shares acquired. An investor redeeming Creation Unit shares will be charged a standard redemption transaction fee of $500, regardless of the number of Creation Unit shares redeemed.* The value of a Creation Unit of the Fund, as of the date of this Prospectus, was approximately $2,500,000. Investors holding Creation Units will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000, a 5% return, and assuming that the Fund's operating expenses remain the same and the Creation Units are redeemed at the end of each period, a purchaser of Creation Units will incur the following costs:

 1 YEAR   3 YEARS
-----------------
$17,555   $54,148

----------
* If a Creation Unit is purchased or redeemed outside of usual process through the NSCC or for cash an additional fee of up to $2,500 will apply.

ADELANTE SHARES RE VALUE(TM) EXCHANGE-TRADED FUND

Trading Symbol:              AVU
CUSIP Number:                756102 208
Underlying Index (Symbol):   Adelante Shares RE Value Index (ASREV)
Inception Date:              September 27, 2007

INVESTMENT OBJECTIVE

The Fund seeks to track the performance, before fees and expenses, of the Adelante Shares RE Value Index. The Fund's investment objective is not fundamental, and may be changed without shareholder approval. Shareholders will be given 60 days' notice of any change in investment objective.

PRINCIPAL INVESTMENT STRATEGY

The Fund employs a "passive management" investment strategy designed to track the performance of the Adelante Shares RE Value Index, an index of U.S. and foreign securities of publicly-traded commercial real estate companies, by investing in those securities included in the Adelante Shares RE Value Index. These companies (which may include both U.S. and foreign issuers) are expected to consist primarily of REITs and REOCs. To be included in the Index, an issuer must be one of the 25 issuers exhibiting the lowest growth rates over the previous two years as measured by the issuer's reported quarterly FFO, as defined below, calculated on a year over year basis, in the universe of commercial real estate industry issuers, excluding mortgage REITs, home building companies and issuers that do not trade on a major U.S. securities exchange, covered by SNL Real Estate. An issuer must also be listed on a major U.S. securities exchange, must have experienced positive net income over the previous year and have a market capitalization of at least $300 million for two of the preceding three quarters (one of which must have been the most recent quarter). The Adelante Shares RE Value Index focuses in part on an issuer's "funds from operations", or "FFO" as an investment characteristic. "FFO" is a commonly reported measure of the operating performance of REITs and, in some cases, REOCs and generally equals an issuer's net income, excluding gains or losses from sales of property, and adding back real estate depreciation.

As its primary strategy, the Fund attempts to replicate the Underlying Index by investing at least 90%, and typically substantially all, of its assets in the securities that make up the Underlying Index, holding each security in approximately the same proportion as its weighting in the Underlying Index. Because the Underlying Index is comprised of only commercial real estate companies, this means that the Fund will invest at least 90% of its assets in commercial real estate companies, as discussed above. The Fund will provide shareholders with at least 60 days' notice of any change in these policies. The Fund may also invest up to 10% of its assets in futures contracts, options on futures contracts, options, swaps on securities of companies in the Underlying Index, as well as cash and cash equivalents, such as money market instruments (subject to applicable limitations of the 1940 Act). Because all of the securities included in the Underlying Index are issued by companies in the real estate industry, the Fund will always be concentrated in this industry.

The Fund may also sample, rather than replicate, the Underlying Index by holding securities that, in the aggregate, are intended to approximate the Underlying Index in terms of key characteristics, such as, but not limited to, FFO growth rates and positive net income. If the Fund pursues a sampling strategy, it will continue to invest at least 90% of its assets in the securities of the Underlying Index.

PRINCIPAL RISKS

The Fund is subject to certain risks. Certain of these risks are described below. For a more detailed discussion of some of these risks, see "Additional Information Regarding the Funds, their Principal Strategies and Related Risks" below.

- The Fund is subject to STOCK MARKET RISK, which is the risk that stock prices overall will decline over a given period of time. The Fund's total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods. Stock markets tend to be volatile, with periods of rising prices and periods of falling prices.

- The Fund is subject to INDEX RISK, which is the risk that stocks in the Underlying Index may under-perform fixed income investments or stock market investments that track other markets, segments or sectors. The Advisor does not actively manage the Fund and therefore does not attempt to analyze, quantify or control the risks associated with investing in stocks of companies in the Underlying Index.

- The Fund is subject to INDUSTRY RISK, which is the risk that significant problems will affect the sector represented in the Underlying Index, or that returns from that sector will trail returns from the overall stock market. Daily fluctuations in specific market industries are often more extreme than fluctuations in the overall stock market. Because the Fund invests substantially all of its assets in the real estate industry, the Fund is subject to the risks associated with the direct ownership of real estate and the Fund's performance largely depends - for better or for worse
     - on the general
     condition of this industry. The stock prices of companies in the real estate industry are typically sensitive to changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, which could negatively affect their value.

- The Fund is also subject to REIT and REOC RISK. The Fund's investments in the securities of REITs and REOCs may subject the Fund to the risks associated with the direct ownership of real estate. Also, when investing in REITs and REOCs, in addition to the management fees and other expenses the Fund bears directly in connection with its own operations, the Fund will also bear its pro rata portion of the management fees and other expenses of the REITs and REOCs in which it invests. As such, the Fund's shareholders would indirectly bear the expenses of the Fund and the REITs or REOCs, some or all of which would be duplicative.

- The Fund is subject to NON-DIVERSIFICATION RISK, which is the risk associated with the fact that the Fund is non-diversified and may concentrate its investments in fewer issuers than if it were diversified. As a result, the Fund is more susceptible to the risks associated with those investments, including the risk that the Fund's performance may be hurt by the poor performance of relatively few stocks or even a single stock to a greater extent than if the Fund were diversified.

- The Fund is subject to INVESTMENT STYLE RISK, which is the risk that, to the extent that the Fund's assets are invested in small- and mid-capitalization stocks, the returns from these small- and mid-capitalization stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-capitalization stocks.

- The Fund is subject to INDEX SAMPLING RISK, which is the risk that, when employing a sampling strategy, the stocks held by the Fund will not provide investment performance tracking the Underlying Index.

- The Fund is subject to MARKET PRICE RISK, which is the risk associated with the fact that the Adelante Shares(TM) shares are listed on the NYSE Arca and can be bought and sold in the secondary market at market prices. Although it is expected that the market price of the Adelante Shares(TM) shares typically will approximate its NAV, there may be times when the market price and the NAV differ significantly. Thus, you may pay more than NAV when buying Adelante Shares(TM) shares on the secondary market, and you may receive less than NAV when you sell Adelante Shares(TM) shares.

- The Fund is subject to FOREIGN SECURITIES RISK, which is the risk that political and economic events unique to a foreign country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States.

- The Fund is subject to SECONDARY MARKET RISK. Although the Adelante Shares(TM) shares are listed for trading on the NYSE Arca, it is possible that an active trading market may not be maintained. Trading of the Adelante Shares(TM) shares on the NYSE Arca may be halted if NYSE Arca officials deem such action appropriate, if the Adelante Shares(TM) shares are delisted from the NYSE Arca or if the activation of market-wide "circuit breakers" halts stock trading generally.

- The Fund is subject to DERIVATIVES RISK, which is the risk associated with stock futures and options contracts, and swap agreements, which are types of derivatives. Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes.

PERFORMANCE INFORMATION

The Fund has only recently begun operations, so performance information is not yet available.

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Adelante Shares(TM) shares. Transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. Investors purchasing shares in the secondary market will not pay the Shareholder Fees shown below, but will pay the Operating Expenses and may be subject to costs (including customary brokerage commissions) charged by their broker. Operating Expenses are expressed as a percentage of average daily net assets and are based upon estimated amounts for the current fiscal year.

Shareholder Fees
   (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge (Load) Imposed on Purchases:                                   None
Transaction Fee on Purchases and Redemptions(1):                         $500.00
Additional Transaction Fee if not settled through the Continuous Net
   Settlement system of the National Securities Clearing Corporation   $2,500.00
Annual Fund Operating Expenses
   (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)
Management Fee(2):                                                          0.58%
12-1 Distribution Fee(3):                                                    0.25%
Other Expenses(4):                                                          0.09%
Acquired Fund Fees and Expenses(4):                                         0.00%
                                                                       ---------
Total Annual Fund Operating Expenses:                                       0.92%
                                                                       ---------
      Less: Expense Reduction/Reimbursement(5)                             (0.34)%
                                                                       ---------
Net Annual Operating Expenses(5):                                           0.58%
                                                                       =========

(1) THE FUND WILL IMPOSE A FIXED TRANSACTION FEE ON CREATION UNIT TRANSACTIONS TO OFFSET TRANSFER AND OTHER TRANSACTION COSTS ASSOCIATED WITH THE ISSUANCE AND REDEMPTION OF SUCH CREATION UNITS. THE TRANSACTION FEE IS APPLICABLE TO EACH CREATION AND REDEMPTION TRANSACTION, REGARDLESS OF THE NUMBER OF CREATION UNITS TRANSACTED. THE FEE IS PAID TO THE FUND, NOT TO THE DISTRIBUTOR, THE ADVISOR OR A THIRD PARTY. PURCHASERS OF CREATION UNITS ARE RESPONSIBLE FOR PAYMENT OF THE COSTS OF TRANSFERRING THE DEPOSIT SECURITIES TO THE FUND. REDEEMERS OF CREATION UNITS ARE RESPONSIBLE FOR THE COSTS OF TRANSFERRING SECURITIES FROM THE FUND TO THEIR ACCOUNTS OR ON THEIR ORDER. AN INVESTOR BUYING OR SELLING THE FUND IN THE SECONDARY MARKET WILL NOT PAY THE TRANSACTION FEE BUT WILL PAY A COMMISSION TO HIS BROKER IN AN AMOUNT ESTABLISHED BY THE BROKER.

(2) THE FUND PAYS THE ADVISOR A SINGLE, UNIFIED MANAGEMENT FEE FOR ARRANGING FOR CERTAIN NON-DISTRIBUTION RELATED SERVICES NECESSARY FOR THE FUND TO OPERATE. FOR MORE INFORMATION ABOUT THE UNIFIED MANAGEMENT FEE, SEE "INVESTMENT ADVISOR" UNDER "FUND MANAGEMENT".

(3) THE FUND HAS ADOPTED A DISTRIBUTION AND SERVICE (12B-1) PLAN PURSUANT TO WHICH PAYMENTS OF UP TO .25% OF AVERAGE DAILY NET ASSETS MAY BE MADE BY THE FUND. THE BOARD OF DIRECTORS OF THE FUND HAS DETERMINED THAT NO SUCH PAYMENTS WILL BE MADE FOR THE TWELVE MONTH PERIOD FOLLOWING COMMENCEMENT OF OPERATIONS.

(4) "OTHER EXPENSES" AND "ACQUIRED FUND FEES AND EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.

(5) THE ADVISOR HAS CONTRACTUALLY AGREED TO REDUCE ITS FEES AND/OR PAY FUND EXPENSES (EXCLUDING, AMONG OTHER THINGS, ACQUIRED FUND FEES AND EXPENSES, INTEREST, TAXES, BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) IN ORDER TO LIMIT NET ANNUAL OPERATING EXPENSES FOR SHARES OF THE FUND TO 0.58% OF THE FUND'S AVERAGE NET ASSETS (THE "EXPENSE CAP"). THE EXPENSE CAP WILL REMAIN IN EFFECT UNTIL AT LEAST DECEMBER 31, 2008. THE ADVISOR IS PERMITTED TO BE REIMBURSED FOR FEE REDUCTIONS AND/OR EXPENSE PAYMENTS MADE IN THE PRIOR THREE FISCAL YEARS. THIS REIMBURSEMENT MAY BE REQUESTED BY THE ADVISOR IF THE AGGREGATE AMOUNT ACTUALLY PAID BY THE FUND TOWARD OPERATING EXPENSES FOR SUCH FISCAL YEAR (TAKING INTO ACCOUNT THE REIMBURSEMENT) DOES NOT EXCEED THE EXPENSE CAP.

The Fund sells and redeems Adelante Shares(TM) shares only in Creation Units and principally on an in-kind basis for portfolio securities of the Underlying Index.

ADELANTE SHARES(TM) SHARES IN LESS THAN CREATION UNIT AGGREGATIONS ARE NOT REDEEMABLE. The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in the Fund. The example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors will pay to buy and sell Adelante Shares(TM) shares. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.

1 YEAR   3 YEARS
----------------
$68.22   $214.59

These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

CREATION UNIT TRANSACTION FEES AND REDEMPTION TRANSACTION FEES

The Fund issues and redeems shares at NAV and only in Creation Unit blocks of 100,000. As a practical matter, only institutions or large investors purchase or redeem Creation Units. A standard Creation Unit transaction fee of $500 is charged for each purchase of Creation Units, regardless of the number of Creation Unit shares acquired. An investor redeeming Creation Unit shares will be charged a standard redemption transaction fee of $500, regardless of the number of Creation Unit shares redeemed.* The value of a Creation Unit of the Fund, as of the date of this Prospectus, was approximately $2,500,000. Investors holding Creation Units will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000, a 5% return, and assuming that the Fund's operating expenses remain the same and the Creation Units are redeemed at the end of each period, a purchaser of Creation Units will incur the following costs:

 1 YEAR   3 YEARS
-----------------
$17,555   $54,148

----------
* If a Creation Unit is purchased or redeemed outside of usual process through the NSCC or for cash an additional fee of up to $2,500 will apply.

ADELANTE SHARES RE CLASSICS(TM) EXCHANGE-TRADED FUND

Trading Symbol:              ACK
CUSIP Number:                756102 307
Underlying Index (Symbol):   Adelante Shares RE Classics Index (ASREC)
Inception Date:              September 27, 2007

INVESTMENT OBJECTIVE

The Fund seeks to track the performance, before fees and expenses, of the Adelante Shares RE Classics Index. The Fund's investment objective is not fundamental, and may be changed without shareholder approval. Shareholders will be given 60 days' notice of any change in investment objective.

PRINCIPAL INVESTMENT STRATEGY

The Fund employs a "passive management" investment strategy designed to track the performance of the Adelante Shares RE Classics Index, an index of U.S. and foreign securities of publicly-traded commercial real estate companies, by investing in those securities included in the Adelante Shares RE Classics Index. These companies (which may include both U.S. and foreign issuers) are expected to consist primarily of REITs and REOCs. To be included in the Index, an issuer must be a non-shelter issuer (all commercial real estate sectors except multifamily, manufactured home or hotel/lodging) that is one of the 25 largest owners/managers of commercial real estate as measured by the greatest total square feet of commercial property under ownership or management reported by the issuer over the previous 12 months, calculated quarterly, in the universe of commercial real estate industry issuers, excluding mortgage REITs, home building companies and issuers that do not trade on a major U.S. securities exchange, covered by SNL Real Estate. An issuer must also be listed on a major U.S. securities exchange, must have experienced positive net income over the previous year and have a market capitalization greater than $1 billion for at least the three preceding quarters.

As its primary strategy, the Fund attempts to replicate the Underlying Index by investing at least 90%, and typically substantially all, of its assets in the securities that make up the Underlying Index, holding each security in approximately the same proportion as its weighting in the Underlying Index. Because the Underlying Index is comprised of only commercial real estate companies, this means that the Fund will invest at least 90% of its assets in commercial real estate companies, as discussed above. The Fund will provide shareholders with at least 60 days' notice of any change in these policies. The Fund may also invest up to 10% of its assets in futures contracts, options on futures contracts, options, swaps on securities of companies in the Underlying Index, as well as cash and cash equivalents, such as money market instruments (subject to applicable limitations of the 1940 Act). Because all of the securities included in the Underlying Index are issued by companies in the real estate industry, the Fund will always be concentrated in this industry.

The Fund may also sample, rather than replicate, the Underlying Index by holding securities that, in the aggregate, are intended to approximate the Underlying Index in terms of key characteristics, such as, but not limited to, square footage of commercial property under ownership or management for non-shelter issuers and positive net income. If the Fund pursues a sampling strategy, it will continue to invest at least 90% of its assets in the securities of the Underlying Index.

PRINCIPAL RISKS

The Fund is subject to certain risks. Certain of these risks are described below. For a more detailed discussion of some of these risks, see "Additional Information Regarding the Funds, their Principal Strategies and Related Risks" below.

- The Fund is subject to STOCK MARKET RISK, which is the risk that stock prices overall will decline over a given period of time. The Fund's total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods. Stock markets tend to be volatile, with periods of rising prices and periods of falling prices.

- The Fund is subject to INDEX RISK, which is the risk that stocks in the Underlying Index may under-perform fixed income investments or stock market investments that track other markets, segments or sectors. The Advisor does not actively manage the Fund and therefore does not attempt to analyze, quantify or control the risks associated with investing in stocks of companies in the Underlying Index.

- The Fund is subject to INDUSTRY RISK, which is the risk that significant problems will affect the industry represented in the Underlying Index, or that returns from that industry will trail returns from the overall stock market. Daily fluctuations in specific market industries are often more extreme than fluctuations in the overall stock market. Because the Fund invests substantially all of its assets in the real estate industry, the Fund is subject to the risks associated with the direct ownership of real estate and the Fund's performance largely depends - for better or for worse
     - on the general condition of this industry. The stock prices of companies in the real estate industry are typically sensitive to changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, which could negatively affect their value.

- The Fund is also subject to REIT and REOC RISK. The Fund's investments in the securities of REITs and REOCs may subject the Fund to the risks associated with the direct ownership of real estate. Also, when investing in REITs and REOCs, in addition to the management fees and other expenses the Fund bears directly in connection with its own operations, the Fund will also bear its pro rata portion of the management fees and other expenses of the REITs and REOCs in which it invests. As such, the Fund's shareholders would indirectly bear the expenses of the Fund and the REITs or REOCs, some or all of which would be duplicative.

- The Fund is subject to NON-DIVERSIFICATION RISK, which is the risk associated with the fact that the Fund is non-diversified and may concentrate its investments in fewer issuers than if it were diversified. As a result, the Fund is more susceptible to the risks associated with those investments, including the risk that the Fund's performance may be hurt by the poor performance of relatively few stocks or even a single stock to a greater extent than if the Fund were diversified.

- The Fund is subject to INVESTMENT STYLE RISK, which is the risk that, to the extent that the Fund's assets are invested in mid-capitalization stocks, the returns from these mid-capitalization stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-capitalization stocks.

- The Fund is subject to INDEX SAMPLING RISK, which is the risk that, when employing a sampling strategy, the stocks held by the Fund will not provide investment performance tracking the Underlying Index.

- The Fund is subject to MARKET PRICE RISK, which is the risk associated with the fact that the Adelante Shares(TM) shares are listed on the NYSE Arca and can be bought and sold in the secondary market at market prices. Although it is expected that the market price of the Adelante Shares(TM) shares typically will approximate its NAV, there may be times when the market price and the NAV differ significantly. Thus, you may pay more than NAV when buying Adelante Shares(TM) shares on the secondary market, and you may receive less than NAV when you sell Adelante Shares(TM) shares.

- The Fund is subject to FOREIGN SECURITIES RISK, which is the risk that political and economic events unique to a foreign country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States.

- The Fund is subject to SECONDARY MARKET RISK. Although the Adelante Shares(TM) shares are listed for trading on the NYSE Arca, it is possible that an active trading market may not be maintained. Trading of the Adelante Shares(TM) shares on the NYSE Arca may be halted if NYSE Arca officials deem such action appropriate, if the Adelante Shares(TM) shares are delisted from the NYSE Arca or if the activation of market-wide "circuit breakers" halts stock trading generally.

- The Fund is subject to DERIVATIVES RISK, which is the risk associated with stock futures and options contracts, and swap agreements, which are types of derivatives. Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes.

PERFORMANCE INFORMATION

The Fund has only recently begun operations, so performance information is not yet available.

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Adelante Shares(TM) shares. Transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. Investors purchasing shares in the secondary market will not pay the Shareholder Fees shown below, but will pay the Operating Expenses and may be subject to costs (including customary brokerage commissions) charged by their broker. Operating Expenses are expressed as a percentage of average daily net assets and are based upon estimated amounts for the current fiscal year.

Shareholder Fees
   (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge (Load) Imposed on Purchases:                                   None
Transaction Fee on Purchases and Redemptions(1):                       $  500.00
Additional Transaction Fee if not settled through the Continuous Net
   Settlement system of the National Securities Clearing Corporation   $2,500.00
Annual Fund Operating Expenses
   (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)
Management Fee(2):                                                          0.58%
12-1 Distribution Fee(3):                                                   0.25%
Other Expenses(4):                                                          0.09%
Acquired Fund Fees and Expenses(4):                                         0.00%
                                                                       ---------
Total Annual Fund Operating Expenses:                                       0.92%
                                                                       ---------
      Less: Expense Reduction/Reimbursement(5)                             (0.34)%
                                                                       ---------
Net Annual Operating Expenses(5):                                           0.58%
                                                                       =========

(1) THE FUND WILL IMPOSE A FIXED TRANSACTION FEE ON CREATION UNIT TRANSACTIONS TO OFFSET TRANSFER AND OTHER TRANSACTION COSTS ASSOCIATED WITH THE ISSUANCE AND REDEMPTION OF SUCH CREATION UNITS. THE TRANSACTION FEE IS APPLICABLE TO EACH CREATION AND REDEMPTION TRANSACTION, REGARDLESS OF THE NUMBER OF CREATION UNITS TRANSACTED. THE FEE IS PAID TO THE FUND, NOT TO THE DISTRIBUTOR, THE ADVISOR OR A THIRD PARTY. PURCHASERS OF CREATION UNITS ARE RESPONSIBLE FOR PAYMENT OF THE COSTS OF TRANSFERRING THE DEPOSIT SECURITIES TO THE FUND. REDEEMERS OF CREATION UNITS ARE RESPONSIBLE FOR THE COSTS OF TRANSFERRING SECURITIES FROM THE FUND TO THEIR ACCOUNTS OR ON THEIR ORDER. AN INVESTOR BUYING OR SELLING THE FUND IN THE SECONDARY MARKET WILL NOT PAY THE TRANSACTION FEE BUT WILL PAY A COMMISSION TO HIS BROKER IN AN AMOUNT ESTABLISHED BY THE BROKER.

(2) THE FUND PAYS THE ADVISOR A SINGLE, UNIFIED MANAGEMENT FEE FOR ARRANGING FOR CERTAIN NON-DISTRIBUTION RELATED SERVICES NECESSARY FOR THE FUND TO OPERATE. FOR MORE INFORMATION ABOUT THE UNIFIED MANAGEMENT FEE, SEE "INVESTMENT ADVISOR" UNDER "FUND MANAGEMENT".

(3) THE FUND HAS ADOPTED A DISTRIBUTION AND SERVICE (12B-1) PLAN PURSUANT TO WHICH PAYMENTS OF UP TO .25% OF AVERAGE DAILY NET ASSETS MAY BE MADE BY THE FUND. THE BOARD OF DIRECTORS OF THE FUND HAS DETERMINED THAT NO SUCH PAYMENTS WILL BE MADE FOR THE TWELVE MONTH PERIOD FOLLOWING COMMENCEMENT OF OPERATIONS.

(4) "OTHER EXPENSES" AND "ACQUIRED FUND FEES AND EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.

(5) THE ADVISOR HAS CONTRACTUALLY AGREED TO REDUCE ITS FEES AND/OR PAY FUND EXPENSES (EXCLUDING, AMONG OTHER THINGS, ACQUIRED FUND FEES AND EXPENSES, INTEREST, TAXES, BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) IN ORDER TO LIMIT NET ANNUAL OPERATING EXPENSES FOR SHARES OF THE FUND TO 0.58% OF THE FUND'S AVERAGE NET ASSETS (THE "EXPENSE CAP"). THE EXPENSE CAP WILL REMAIN IN EFFECT UNTIL AT LEAST DECEMBER 31, 2008. THE ADVISOR IS PERMITTED TO BE REIMBURSED FOR FEE REDUCTIONS AND/OR EXPENSE PAYMENTS MADE IN THE PRIOR THREE FISCAL YEARS. THIS REIMBURSEMENT MAY BE REQUESTED BY THE ADVISOR IF THE AGGREGATE AMOUNT ACTUALLY PAID BY THE FUND TOWARD OPERATING EXPENSES FOR SUCH FISCAL YEAR (TAKING INTO ACCOUNT THE REIMBURSEMENT) DOES NOT EXCEED THE EXPENSE CAP.

The Fund sells and redeems Adelante Shares(TM) shares only in Creation Units and principally on an in-kind basis for portfolio securities of the Underlying Index.

ADELANTE SHARES(TM) SHARES IN LESS THAN CREATION UNIT AGGREGATIONS ARE NOT REDEEMABLE. The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in the Fund. The example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors will pay to buy and sell Adelante Shares(TM) shares. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.

1 YEAR   3 YEARS
----------------
$68.22   $214.59

These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

CREATION UNIT TRANSACTION FEES AND REDEMPTION TRANSACTION FEES

The Fund issues and redeems shares at NAV and only in Creation Unit blocks of 100,000. As a practical matter, only institutions or large investors purchase or redeem Creation Units. A standard Creation Unit transaction fee of $500 is charged for each purchase of Creation Units, regardless of the number of Creation Unit shares acquired. An investor redeeming Creation Unit shares will be charged a standard redemption transaction fee of $500, regardless of the number of Creation Unit shares redeemed.* The value of a Creation Unit of the Fund, as of the date of this Prospectus, was approximately $2,500,000. Investors holding Creation Units will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000, a 5% return, and assuming that the Fund's operating expenses remain the same and the Creation Units are redeemed at the end of each period, a purchaser of Creation Units will incur the following costs:

1 YEAR   3 YEARS
----------------
$17,555  $54,148

----------
* If a Creation Unit is purchased or redeemed outside of usual process through the NSCC or for cash an additional fee of up to $2,500 will apply.

ADELANTE SHARES RE KINGS(TM) EXCHANGE-TRADED FUND

Trading Symbol:              AKB
CUSIP Number:                756102 406
Underlying Index (Symbol):   Adelante Shares RE Kings Index (ASREK)
Inception Date:              September 27, 2007

INVESTMENT OBJECTIVE

The Fund seeks to track the performance, before fees and expenses, of the Adelante Shares RE Kings Index. The Fund's investment objective is not fundamental, and may be changed without shareholder approval. Shareholders will be given 60 days' notice of any change in investment objective.

PRINCIPAL INVESTMENT STRATEGY

The Fund employs a "passive management" investment strategy designed to track the performance of the Adelante Shares RE Kings Index, an index of U.S. and foreign securities of publicly-traded commercial real estate companies, by investing in those securities included in the Adelante Shares RE Kings Index. These companies (which may include both U.S. and foreign issuers) are expected to consist primarily of REITs and REOCs. To be included in the Index, an issuer must be one of the 25 issuers with the lowest dividend payout ratios as measured by the issuers' reported quarterly cash dividends as a percentage of FFO, as defined below, calculated on a year over year basis, in the universe of commercial real estate industry issuers, excluding mortgage REITs, home building companies and issuers that do not trade on a major U.S. securities exchange, covered by SNL Real Estate. An issuer must also be listed on a major U.S. securities exchange, must have experienced positive net income over the previous year and have a market capitalization greater than $1 billion for at least the three preceding quarters. The Adelante Shares RE Kings Index focuses in part on an issuer's "funds from operations", or "FFO" as an investment characteristic. "FFO" is a commonly reported measure of the operating performance of REITs and, in some cases, REOCs and generally equals an issuer's net income, excluding gains or losses from sales of property, and adding back real estate depreciation. REITs are required to distribute at least 90% of their taxable income annually to their shareholders in the form of dividends. Some REITs may elect to distribute in excess of 90%. By focusing on REITs with lower dividend payouts, the Adelante Shares RE Kings Index seeks to identify issuers with a higher degree of dividend safety and a greater degree of flexibility in terms of deploying capital.

As its primary strategy, the Fund attempts to replicate the Underlying Index by investing at least 90%, and typically substantially all, of its assets in the securities that make up the Underlying Index, holding each security in approximately the same proportion as its weighting in the Underlying Index.

Because the Underlying Index is comprised of only commercial real estate companies, this means that the Fund will invest at least 90% of its assets in commercial real estate companies, as discussed above. The Fund will provide shareholders with at least 60 days' notice of any change in these policies. The Fund may also invest up to 10% of its assets in futures contracts, options on futures contracts, options, swaps on securities of companies in the Underlying Index, as well as cash and cash equivalents, such as money market instruments (subject to applicable limitations of the 1940 Act). Because all of the securities included in the Underlying Index are issued by companies in the real estate industry, the Fund will always be concentrated in this industry.

The Fund may also sample, rather than replicate, the Underlying Index by holding securities that, in the aggregate, are intended to approximate the Underlying Index in terms of key characteristics, such as, but not limited to, dividend payout ratio and positive net income. If the Fund pursues a sampling strategy, it will continue to invest at least 90% of its assets in the securities of the Underlying Index.

PRINCIPAL RISKS

The Fund is subject to CERTAIN RISKS. Certain of these risks are described below. For a more detailed discussion of some of these risks, see "Additional Information Regarding the Funds, their Principal Strategies and Related Risks" below.

- The Fund is subject to STOCK MARKET RISK, which is the risk that stock prices overall will decline over a given period of time. The Fund's total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods. Stock markets tend to be volatile, with periods of rising prices and periods of falling prices.

- The Fund is subject to INDEX RISK, which is the risk that stocks in the Underlying Index may under-perform fixed income investments or stock market investments that track other markets, segments or sectors. The Advisor does not actively manage the Fund and therefore does not attempt to analyze, quantify or control the risks associated with investing in stocks of companies in the Underlying Index.

- The Fund is subject to INDUSTRY RISK, which is the risk that significant problems will affect the industry represented in the Underlying Index, or that returns from that industry will trail returns from the overall stock market. Daily fluctuations in specific market industries are often more extreme than fluctuations in the overall stock market. Because the Fund invests substantially all of its assets in the real estate industry, the Fund is subject to the risks associated with the direct ownership of real estate and the Fund's performance largely depends - for better or for worse - on the general condition of this industry. The stock prices of companies in the real estate industry are typically sensitive to changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, which could negatively affect their value.

- The Fund is also subject to REIT and REOC RISK. The Fund's investments in the securities of REITs and REOCs may subject the Fund to the risks associated with the direct ownership of real estate. Also, when investing in REITs and REOCs, in addition to the management fees and other expenses the Fund bears directly in connection with its own operations, the Fund will also bear its pro rata portion of the management fees and other expenses of the REITs and REOCs in which it invests. As such, the Fund's shareholders would indirectly bear the expenses of the Fund and the REITs or REOCs, some or all of which would be duplicative.

- The Fund is subject to NON-DIVERSIFICATION RISK, which is the risk associated with the fact that the Fund is non-diversified and may concentrate its investments in fewer issuers than if it were diversified. As a result, the Fund is more susceptible to the risks associated with those investments, including the risk that the Fund's performance may be hurt by the poor performance of relatively few stocks or even a single stock to a greater extent than if the Fund were diversified.

- The Fund is subject to INDEX SAMPLING RISK, which is the risk that, when employing a sampling strategy, the stocks held by the Fund will not provide investment performance tracking the Underlying Index.

- The Fund is subject to INVESTMENT STYLE RISK, which is the risk that, to the extent that the Fund's assets are invested in mid-capitalization stocks, the returns from these mid-capitalization stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-capitalization stocks.

- The Fund is subject to MARKET PRICE RISK, which is the risk associated with the fact that the Adelante Shares(TM) shares are listed on the NYSE Arca and can be bought and sold in the secondary market at market prices. Although it is expected that the market price of the Adelante Shares(TM) shares typically will approximate its NAV, there may be times when the market price and the NAV differ significantly. Thus, you may pay more than NAV when buying Adelante Shares(TM) shares on the secondary market, and you may receive less than NAV when you sell Adelante Shares(TM) shares.

- The Fund is subject to FOREIGN SECURITIES RISK, which is the risk that political and economic events unique to a foreign country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States.

- The Fund is subject to SECONDARY MARKET RISK. Although the Adelante Shares(TM) shares are listed for trading on the NYSE Arca, it is possible that an active trading market may not be maintained. Trading of the Adelante Shares(TM) shares on the NYSE Arca may be halted if NYSE Arca officials deem such action appropriate, if the Adelante Shares(TM) shares are delisted from the NYSE Arca or if the activation of market-wide "circuit breakers" halts stock trading generally.

- The Fund is subject to DERIVATIVES RISK, which is the risk associated with stock futures and options contracts, and swap agreements, which are types of derivatives. Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes.

PERFORMANCE INFORMATION

The Fund has only recently begun operations, so performance information is not yet available.

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Adelante Shares(TM) shares. Transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. Investors purchasing shares in the secondary market will not pay the Shareholder Fees shown below, but will pay the Operating Expenses and may be subject to costs (including customary brokerage commissions) charged by their broker. Operating Expenses are expressed as a percentage of average daily net assets and are based upon estimated amounts for the current fiscal year.

Shareholder Fees
   (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge (Load) Imposed on Purchases:                                   None
Transaction Fee on Purchases and Redemptions(1):                       $  500.00
Additional Transaction Fee if not settled through the Continuous Net
   Settlement system of the National Securities Clearing Corporation   $2,500.00
Annual Fund Operating Expenses
   (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)
Management Fee(2):                                                          0.58%
12-1 Distribution Fee(3):                                                   0.25%
Other Expenses(4):                                                          0.09%
Acquired Fund Fees and Expenses(4):                                         0.00%
                                                                       ---------
Total Annual Fund Operating Expenses:                                       0.92%
                                                                       ---------
      Less: Expense Reduction/Reimbursement(5)                             (0.34)%
                                                                       ---------
Net Annual Operating Expenses(5):                                           0.58%
                                                                       =========

(1) THE FUND WILL IMPOSE A FIXED TRANSACTION FEE ON CREATION UNIT TRANSACTIONS TO OFFSET TRANSFER AND OTHER TRANSACTION COSTS ASSOCIATED WITH THE ISSUANCE AND REDEMPTION OF SUCH CREATION UNITS. THE TRANSACTION FEE IS APPLICABLE TO EACH CREATION AND REDEMPTION TRANSACTION, REGARDLESS OF THE NUMBER OF CREATION UNITS TRANSACTED. THE FEE IS PAID TO THE FUND, NOT TO THE DISTRIBUTOR, THE ADVISOR OR A THIRD PARTY. PURCHASERS OF CREATION UNITS ARE RESPONSIBLE FOR PAYMENT OF THE COSTS OF TRANSFERRING THE DEPOSIT SECURITIES TO THE FUND. REDEEMERS OF CREATION UNITS ARE RESPONSIBLE FOR THE COSTS OF TRANSFERRING SECURITIES FROM THE FUND TO THEIR ACCOUNTS OR ON THEIR ORDER. AN INVESTOR BUYING OR SELLING THE FUND IN THE SECONDARY MARKET WILL NOT PAY THE TRANSACTION FEE BUT WILL PAY A COMMISSION TO HIS BROKER IN AN AMOUNT ESTABLISHED BY THE BROKER.

(2) THE FUND PAYS THE ADVISOR A SINGLE, UNIFIED MANAGEMENT FEE FOR ARRANGING FOR CERTAIN NON-DISTRIBUTION RELATED SERVICES NECESSARY FOR THE FUND TO OPERATE. FOR MORE INFORMATION ABOUT THE UNIFIED MANAGEMENT FEE, SEE "INVESTMENT ADVISOR" UNDER "FUND MANAGEMENT".

(3) THE FUND HAS ADOPTED A DISTRIBUTION AND SERVICE (12B-1) PLAN PURSUANT TO WHICH PAYMENTS OF UP TO .25% OF AVERAGE DAILY NET ASSETS MAY BE MADE BY THE FUND. THE BOARD OF DIRECTORS OF THE FUND HAS DETERMINED THAT NO SUCH PAYMENTS WILL BE MADE FOR THE TWELVE MONTH PERIOD FOLLOWING COMMENCEMENT OF OPERATIONS.

(4) "OTHER EXPENSES" AND "ACQUIRED FUND FEES AND EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.

(5) THE ADVISOR HAS CONTRACTUALLY AGREED TO REDUCE ITS FEES AND/OR PAY FUND EXPENSES (EXCLUDING, AMONG OTHER THINGS, ACQUIRED FUND FEES AND EXPENSES, INTEREST, TAXES, BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) IN ORDER TO LIMIT NET ANNUAL OPERATING EXPENSES FOR SHARES OF THE FUND TO 0.58% OF THE FUND'S AVERAGE NET ASSETS (THE "EXPENSE CAP"). THE EXPENSE CAP WILL REMAIN IN EFFECT UNTIL AT LEAST DECEMBER 31, 2008. THE ADVISOR IS PERMITTED TO BE REIMBURSED FOR FEE REDUCTIONS AND/OR EXPENSE PAYMENTS MADE IN THE PRIOR THREE FISCAL YEARS. THIS REIMBURSEMENT MAY BE REQUESTED BY THE ADVISOR IF THE AGGREGATE AMOUNT ACTUALLY PAID BY THE FUND TOWARD OPERATING EXPENSES FOR SUCH FISCAL YEAR (TAKING INTO ACCOUNT THE REIMBURSEMENT) DOES NOT EXCEED THE EXPENSE CAP.

The Fund sells and redeems Adelante Shares(TM) shares only in Creation Units and principally on an in-kind basis for portfolio securities of the Underlying Index.

ADELANTE SHARES(TM) SHARES IN LESS THAN CREATION UNIT AGGREGATIONS ARE NOT REDEEMABLE. The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in the Fund. The example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors will pay to buy and sell Adelante Shares(TM) shares. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.

1 YEAR   3 YEARS
----------------
$68.22   $214.59

These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

CREATION UNIT TRANSACTION FEES AND REDEMPTION TRANSACTION FEES

The Fund issues and redeems shares at NAV and only in Creation Unit blocks of 100,000. As a practical matter, only institutions or large investors purchase or redeem Creation Units. A standard Creation Unit transaction fee of $500 is charged for each purchase of Creation Units, regardless of the number of Creation Unit shares acquired. An investor redeeming Creation Unit shares will be charged a standard redemption transaction fee of $500, regardless of the number of Creation Unit shares redeemed.* The value of a Creation Unit of the Fund, as of the date of this Prospectus, was approximately $2,500,000. Investors holding Creation Units will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000, a 5% return, and assuming that the Fund's operating expenses remain the same and the Creation Units are redeemed at the end of each period, a purchaser of Creation Units will incur the following costs:

 1 YEAR   3 YEARS
-----------------
$17,555   $54,148

----------
* If a Creation Unit is purchased or redeemed outside of usual process through the NSCC or for cash an additional fee of up to $2,500 will apply.

ADELANTE SHARES RE YIELD PLUS(TM) EXCHANGE-TRADED FUND

Trading Symbol:              ATY
CUSIP Number:                756102 505
Underlying Index (Symbol):   Adelante Shares RE Yield Plus Index (ASRET)
Inception Date:              September 27, 2007

INVESTMENT OBJECTIVE

The Fund seeks to track the performance, before fees and expenses, of the Adelante Shares RE Yield Plus Index. The Fund's investment objective is not fundamental, and may be changed without shareholder approval. Shareholders will be given 60 days' notice of any change in investment objective.

PRINCIPAL INVESTMENT STRATEGY

The Fund employs a "passive management" investment strategy designed to track the performance of the Adelante Shares RE Yield Plus Index, an index of U.S. and foreign securities of publicly-traded commercial real estate companies, by investing in those securities included in the Adelante Shares RE Yield Plus Index. These companies (which may include both U.S. and foreign issuers) are expected to consist primarily of REITs and REOCs. To be included in the Index, an issuer must be one of the 25 issuers whose 5-year compounded annual dividend growth rates exceed the U.S. Consumer Price Index over the previous 60 months by the greatest amount, calculated quarterly, in the universe of commercial real estate industry issuers, excluding mortgage REITs, home building companies and issuers that do not trade on a major U.S. securities exchange, covered by SNL Real Estate. An issuer must also be listed on a major U.S. securities exchange, must have experienced positive net income over the previous year and have a market capitalization greater than $500 million for at least the three preceding quarters.

As its primary strategy, the Fund attempts to replicate the Underlying Index by investing at least 90%, and typically substantially all, of its assets in the securities that make up the Underlying Index, holding each security in approximately the same proportion as its weighting in the Underlying Index. Because the Underlying Index is comprised of only commercial real estate companies, this means that the Fund will invest at least 90% of its assets in commercial real estate companies, as discussed above. The Fund will provide shareholders with at least 60 days' notice of any change in these policies. The Fund may also invest up to 10% of its assets in futures contracts, options on futures contracts, options, swaps on securities of companies in the Underlying Index, as well as cash and cash equivalents, such as money market instruments (subject to applicable limitations of the 1940 Act). Because all of the securities included in the Underlying Index are issued by companies in the real estate industry, the Fund will always be concentrated in this industry.

The Fund may also sample, rather than replicate, the Underlying Index by holding securities that, in the aggregate, are intended to approximate the Underlying Index in terms of key characteristics, such as, but not limited to, annual dividend growth rate and positive net income.

If the Fund pursues a sampling strategy, it will continue to invest at least 90% of its assets in the securities of the Underlying Index.

PRINCIPAL RISKS

The Fund is subject to certain risks. Certain of these risks are described below. For a more detailed discussion of some of these risks, see "Additional Information Regarding the Funds, their Principal Strategies and Related Risks" below.

- The Fund is subject to STOCK MARKET RISK, which is the risk that stock prices overall will decline over a given period of time. The Fund's total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods. Stock markets tend to be volatile, with periods of rising prices and periods of falling prices.

- The Fund is subject to INDEX RISK, which is the risk that stocks in the Underlying Index may under-perform fixed income investments or stock market investments that track other markets, segments or sectors. The Advisor does not actively manage the Fund and therefore does not attempt to analyze, quantify or control the risks associated with investing in stocks of companies in the Underlying Index.

- The Fund is subject to INDUSTRY RISK, which is the risk that significant problems will affect the industry represented in the Underlying Index, or that returns from that industry will trail returns from the overall stock market. Daily fluctuations in specific market industries are often more extreme than fluctuations in the overall stock market. Because the Fund invests substantially all of its assets in the real estate industry, the Fund is subject to the risks associated with the direct ownership of real estate and the Fund's performance largely depends - for better or for worse
     - on the general condition of this industry. The stock prices of companies in the real estate industry are typically sensitive to changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, which could negatively affect their value.

- The Fund is also subject to REIT and REOC RISK. The Fund's investments in the securities of REITs and REOCs may subject the Fund to the risks associated with the direct ownership of real estate. Also, when investing in REITs and REOCs, in addition to the management fees and other expenses the Fund bears directly in connection with its own operations, the Fund will also bear its pro rata portion of the management fees and other expenses of the REITs and REOCs in which it invests. As such, the Fund's shareholders would indirectly bear the expenses of the Fund and the REITs or REOCs, some or all of which would be duplicative.

- The Fund is subject to NON-DIVERSIFICATION RISK, which is the risk associated with the fact that the Fund is non-diversified and may concentrate its investments in fewer issuers than if it were diversified. As a result, the Fund is more susceptible to the risks associated with those investments, including the risk that the Fund's performance may be hurt by the poor performance of relatively few stocks or even a single stock to a greater extent than if the Fund were diversified.

- The Fund is subject to INVESTMENT STYLE RISK, which is the risk that, to the extent that the Fund's assets are invested in small- and mid-capitalization stocks, the returns from these small- and mid-capitalization stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-capitalization stocks.

- The Fund is subject to INDEX SAMPLING RISK, which is the risk that, when employing a sampling strategy, the stocks held by the Fund will not provide investment performance tracking the Underlying Index.

- The Fund is subject to MARKET PRICE RISK, which is the risk associated with the fact that the Adelante Shares(TM) shares are listed on the NYSE Arca and can be bought and sold in the secondary market at market prices. Although it is expected that the market price of the Adelante Shares(TM) shares typically will approximate its NAV, there may be times when the market price and the NAV differ significantly. Thus, you may pay more than NAV when buying Adelante Shares(TM) shares on the secondary market, and you may receive less than NAV when you sell Adelante Shares(TM) shares.

- The Fund is subject to FOREIGN SECURITIES RISK, which is the risk that political and economic events unique to a foreign country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States.

- The Fund is subject to SECONDARY MARKET RISK. Although the Adelante Shares(TM) shares are listed for trading on the NYSE Arca, it is possible that an active trading market may not be maintained. Trading of the Adelante Shares(TM) shares on the NYSE Arca may be halted if NYSE Arca officials deem such action appropriate, if the Adelante Shares(TM) shares are delisted from the NYSE Arca or if the activation of market-wide "circuit breakers" halts stock trading generally.

- The Fund is subject to DERIVATIVES RISK, which is the risk associated with stock futures and options contracts, and swap agreements, which are types of derivatives. Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes.

PERFORMANCE INFORMATION

The Fund has only recently begun operations, so performance information is not yet available.

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Adelante Shares(TM) shares. Transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. Investors purchasing shares in the secondary market will not pay the Shareholder Fees shown below, but will pay the Operating Expenses and may be subject to costs (including customary brokerage commissions) charged by their broker. Operating Expenses are expressed as a percentage of average daily net assets and are based upon estimated amounts for the current fiscal year.

Shareholder Fees
   (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge (Load) Imposed on Purchases:                                   None
Transaction Fee on Purchases and Redemptions(1):                       $  500.00
Additional Transaction Fee if not settled through the Continuous Net
   Settlement system of the National Securities Clearing Corporation   $2,500.00
Annual Fund Operating Expenses
   (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)
Management Fee(2):                                                          0.58%
12-1 Distribution Fee(3):                                                   0.25%
Other Expenses(4):                                                          0.09%
Acquired Fund Fees and Expenses(4):                                         0.00%
Total Annual Fund Operating Expenses:                                       0.92%
      Less: Expense Reduction/Reimbursement(5)                             (0.34)%
                                                                       ---------
Net Annual Operating Expenses(5):                                           0.58%
                                                                       =========

(1) THE FUND WILL IMPOSE A FIXED TRANSACTION FEE ON CREATION UNIT TRANSACTIONS TO OFFSET TRANSFER AND OTHER TRANSACTION COSTS ASSOCIATED WITH THE ISSUANCE AND REDEMPTION OF SUCH CREATION UNITS. THE TRANSACTION FEE IS APPLICABLE TO EACH CREATION AND REDEMPTION TRANSACTION, REGARDLESS OF THE NUMBER OF CREATION UNITS TRANSACTED. THE FEE IS PAID TO THE FUND, NOT TO THE DISTRIBUTOR, THE ADVISOR OR A THIRD PARTY. PURCHASERS OF CREATION UNITS ARE RESPONSIBLE FOR PAYMENT OF THE COSTS OF TRANSFERRING THE DEPOSIT SECURITIES TO THE FUND. REDEEMERS OF CREATION UNITS ARE RESPONSIBLE FOR THE COSTS OF TRANSFERRING SECURITIES FROM THE FUND TO THEIR ACCOUNTS OR ON THEIR ORDER. AN INVESTOR BUYING OR SELLING THE FUND IN THE SECONDARY MARKET WILL NOT PAY THE TRANSACTION FEE BUT WILL PAY A COMMISSION TO HIS BROKER IN AN AMOUNT ESTABLISHED BY THE BROKER.

(2) THE FUND PAYS THE ADVISOR A SINGLE, UNIFIED MANAGEMENT FEE FOR ARRANGING FOR CERTAIN NON-DISTRIBUTION RELATED SERVICES NECESSARY FOR THE FUND TO OPERATE. FOR MORE INFORMATION ABOUT THE UNIFIED MANAGEMENT FEE, SEE "INVESTMENT ADVISOR" UNDER "FUND MANAGEMENT".

(3) THE FUND HAS ADOPTED A DISTRIBUTION AND SERVICE (12B-1) PLAN PURSUANT TO WHICH PAYMENTS OF UP TO .25% OF AVERAGE DAILY NET ASSETS MAY BE MADE BY THE FUND. THE BOARD OF DIRECTORS OF THE FUND HAS DETERMINED THAT NO SUCH PAYMENTS WILL BE MADE FOR THE TWELVE MONTH PERIOD FOLLOWING COMMENCEMENT OF OPERATIONS.

(4) "OTHER EXPENSES" AND "ACQUIRED FUND FEES AND EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.

(5) THE ADVISOR HAS CONTRACTUALLY AGREED TO REDUCE ITS FEES AND/OR PAY FUND EXPENSES (EXCLUDING, AMONG OTHER THINGS, ACQUIRED FUND FEES AND EXPENSES, INTEREST, TAXES, BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) IN ORDER TO LIMIT NET ANNUAL OPERATING EXPENSES FOR SHARES OF THE FUND TO 0.58% OF THE FUND'S AVERAGE NET ASSETS (THE "EXPENSE CAP"). THE EXPENSE CAP WILL REMAIN IN EFFECT UNTIL AT LEAST DECEMBER 31, 2008. THE ADVISOR IS PERMITTED TO BE REIMBURSED FOR FEE REDUCTIONS AND/OR EXPENSE PAYMENTS MADE IN THE PRIOR THREE FISCAL YEARS. THIS REIMBURSEMENT MAY BE REQUESTED BY THE ADVISOR IF THE

     AGGREGATE AMOUNT ACTUALLY PAID BY THE FUND TOWARD OPERATING EXPENSES FOR SUCH FISCAL YEAR (TAKING INTO ACCOUNT THE REIMBURSEMENT) DOES NOT EXCEED THE EXPENSE CAP.

The Fund sells and redeems Adelante Shares(TM) shares only in Creation Units and principally on an in-kind basis for portfolio securities of the Underlying Index. ADELANTE SHARES(TM) SHARES IN LESS THAN CREATION UNIT AGGREGATIONS ARE NOT REDEEMABLE. The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in the Fund. The example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors will pay to buy and sell Adelante Shares(TM) shares. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.

1 YEAR   3 YEARS
----------------
$68.22   $214.59

These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

CREATION UNIT TRANSACTION FEES AND REDEMPTION TRANSACTION FEES

The Fund issues and redeems shares at NAV and only in Creation Unit blocks of 100,000. As a practical matter, only institutions or large investors purchase or redeem Creation Units. A standard Creation Unit transaction fee of $500 is charged for each purchase of Creation Units, regardless of the number of Creation Unit shares acquired. An investor redeeming Creation Unit shares will be charged a standard redemption transaction fee of $500, regardless of the number of Creation Unit shares redeemed.* The value of a Creation Unit of the Fund, as of the date of this Prospectus, was approximately $2,500,000. Investors holding Creation Units will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000, a 5% return, and assuming that the Fund's operating expenses remain the same and the Creation Units are redeemed at the end of each period, a purchaser of Creation Units will incur the following costs:

 1 YEAR   3 YEARS
-----------------
$17,555   $54,148

----------
* If a Creation Unit is purchased or redeemed outside of usual process through the NSCC or for cash an additional fee of up to $2,500 will apply.

ADELANTE SHARES RE SHELTER(TM) EXCHANGE-TRADED FUND

Trading Symbol:                         AQS
CUSIP Number:                           756102 604
Underlying Index (Symbol):              Adelante Shares RE Shelter Index (ASRES)
Inception Date:                         September 27, 2007

INVESTMENT OBJECTIVE

The Fund seeks to track the performance, before fees and expenses, of the Adelante Shares RE Shelter Index. The Fund's investment objective is not fundamental, and may be changed without shareholder approval. Shareholders will be given 60 days' notice of any change in investment objective.

PRINCIPAL INVESTMENT STRATEGY

The Fund employs a "passive management" investment strategy designed to track the performance of the Adelante Shares RE Shelter Index, an index of U.S. and foreign securities of publicly-traded commercial real estate companies, by investing in those securities included in the Adelante Shares RE Shelter Index. These companies (which may include both U.S. and foreign issuers) are expected to consist primarily of REITs and REOCs. To be included in the Index, an issuer must be in the multifamily, manufactured home or hotel/lodging sector that is one of the 25 largest owners/managers of commercial real estate as measured by the number of shelter units (I.E. apartments or rooms) owned, operated or managed over the previous twelve months, calculated quarterly, in the universe of commercial real estate industry issuers, excluding mortgage REITs, home building companies and issuers that do not trade on a major U.S. securities exchange, covered by SNL Real Estate. An issuer must also be listed on a major U.S. securities exchange, must have experienced positive net income over the previous year and have a market capitalization greater than $500 million for at least the three preceding quarters.

As its primary strategy, the Fund attempts to replicate the Underlying Index by investing at least 90%, and typically substantially all, of its assets in the securities that make up the Underlying Index, holding each security in approximately the same proportion as its weighting in the Underlying Index. Because the Underlying Index is comprised of only commercial real estate companies, this means that the Fund will invest at least 90% of its assets in commercial real estate companies, as discussed above. The Fund will provide shareholders with at least 60 days' notice of any change in these policies. The Fund may also invest up to 10% of its assets in futures contracts, options on futures contracts, options, swaps on securities of companies in the Underlying Index, as well as cash and cash equivalents, such as money market instruments (subject to applicable limitations of the 1940 Act). Because all of the securities included in the Underlying Index are issued by companies in the real estate industry, the Fund will always be concentrated in this industry.

The Fund may also sample, rather than replicate, the Underlying Index by holding securities that, in the aggregate, are intended to approximate the Underlying Index in terms of key characteristics, such as shelter units owned, operated or managed, and positive net income. If the Fund pursues a sampling strategy, it will continue to invest at least 90% of its assets in the securities of the Underlying Index.

PRINCIPAL RISKS

The Fund is subject to certain risks. Certain of these risks are described below. For a more detailed discussion of some of these risks, see "Additional Information Regarding the Funds, their Principal Strategies and Related Risks" below.

- The Fund is subject to STOCK MARKET RISK, which is the risk that stock prices overall will decline over a given period of time. The Fund's total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods. Stock markets tend to be volatile, with periods of rising prices and periods of falling prices.

- The Fund is subject to INDEX RISK, which is the risk that stocks in the Underlying Index may under-perform fixed income investments or stock market investments that track other markets, segments or sectors. The Advisor does not actively manage the Fund and therefore does not attempt to analyze, quantify or control the risks associated with investing in stocks of companies in the Underlying Index.

- The Fund is subject to INDUSTRY RISK, which is the risk that significant problems will affect the industry represented in the Underlying Index, or that returns from that industry will trail returns from the overall stock market. Daily fluctuations in specific market industries are often more extreme than fluctuations in the overall stock market. Because the Fund invests substantially all of its assets in the real estate industry, the Fund is subject to the risks associated with the direct ownership of real estate and the Fund's performance largely depends - for better or for worse
     - on the general condition of this industry. The stock prices of companies in the real estate industry are typically sensitive to changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, which could negatively affect their value.

- The Fund is also subject to REIT and REOC RISK. The Fund's investments in the securities of REITs and REOCs may subject the Fund to the risks associated with the direct ownership of real estate. Also, when investing in REITs and REOCs, in addition to the management fees and other expenses the Fund bears directly in connection with its own operations, the Fund will also bear its pro rata portion of the management fees and other expenses of the REITs and REOCs in which it invests. As such, the Fund's shareholders would indirectly bear the expenses of the Fund and the REITs or REOCs, some or all of which would be duplicative.

- The Fund is subject to NON-DIVERSIFICATION RISK, which is the risk associated with the fact that the Fund is non-diversified and may concentrate its investments in fewer issuers than if it were diversified. As a result, the Fund is more susceptible to the risks associated with those investments, including the risk that the Fund's performance may be hurt by the poor performance of relatively few stocks or even a single stock to a greater extent than if the Fund were diversified.

- The Fund is subject to INVESTMENT STYLE RISK, which is the risk that, to the extent that the Fund's assets are invested in small- and mid-capitalization stocks, the returns from these small- and mid-capitalization stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-capitalization stocks.

- The Fund is subject to INDEX SAMPLING RISK, which is the risk that, when employing a sampling strategy, the stocks held by the Fund will not provide investment performance tracking the Underlying Index.

- The Fund is subject to MARKET PRICE RISK, which is the risk associated with the fact that the Adelante Shares(TM) shares are listed on the NYSE Arca and can be bought and sold in the secondary market at market prices. Although it is expected that the market price of the Adelante Shares(TM) securities typically will approximate its NAV, there may be times when the market price and the NAV differ significantly. Thus, you may pay more than NAV when buying Adelante Shares(TM) shares on the secondary market, and you may receive less than NAV when you sell Adelante Shares(TM) shares.

- The Fund is subject to FOREIGN SECURITIES RISK, which is the risk that political and economic events unique to a foreign country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States.

- The Fund is subject to SECONDARY MARKET RISK. Although the Adelante Shares(TM) shares are listed for trading on the NYSE Arca, it is possible that an active trading market may not be maintained. Trading of the Adelante Shares(TM) shares on the NYSE Arca may be halted if NYSE Arca officials deem such action appropriate, if the Adelante Shares(TM) shares are delisted from the NYSE Arca or if the activation of market-wide "circuit breakers" halts stock trading generally.

- The Fund is subject to DERIVATIVES RISK, which is the risk associated with stock futures and options contracts, and swap agreements, which are types of derivatives. Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes.

PERFORMANCE INFORMATION

The Fund has only recently begun operations, so performance information is not yet available.

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Adelante Shares(TM) shares. Transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. Investors purchasing shares in the secondary market will not pay the Shareholder Fees shown below, but will pay the Operating Expenses and may be subject to costs (including customary brokerage commissions) charged by their broker. Operating Expenses are expressed as a percentage of average daily net assets and are based upon estimated amounts for the current fiscal year.

Shareholder Fees
   (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge (Load) Imposed on Purchases:                                   None
Transaction Fee on Purchases and Redemptions(1):                       $  500.00
Additional Transaction Fee if not settled through the Continuous Net
   Settlement system of the National Securities Clearing Corporation   $2,500.00
Annual Fund Operating Expenses
   (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)
Management Fee(2):                                                          0.58%
12-1 Distribution Fee(3):                                                   0.25%
Other Expenses(4):                                                          0.09%
Acquired Fund Fees and Expenses(4):                                         0.00%
                                                                       ---------
Total Annual Fund Operating Expenses:                                       0.92%
                                                                       ---------
      Less: Expense Reduction/Reimbursement(5)                             (0.34)%
                                                                       ---------
Net Annual Operating Expenses(5):                                           0.58%
                                                                       =========

(1) THE FUND WILL IMPOSE A FIXED TRANSACTION FEE ON CREATION UNIT TRANSACTIONS TO OFFSET TRANSFER AND OTHER TRANSACTION COSTS ASSOCIATED WITH THE ISSUANCE AND REDEMPTION OF SUCH CREATION UNITS. THE TRANSACTION FEE IS APPLICABLE TO EACH CREATION AND REDEMPTION TRANSACTION, REGARDLESS OF THE NUMBER OF CREATION UNITS TRANSACTED. THE FEE IS PAID TO THE FUND, NOT TO THE DISTRIBUTOR, THE ADVISOR OR A THIRD PARTY. PURCHASERS OF CREATION UNITS ARE RESPONSIBLE FOR PAYMENT OF THE COSTS OF TRANSFERRING THE DEPOSIT SECURITIES TO THE FUND. REDEEMERS OF CREATION UNITS ARE RESPONSIBLE FOR THE COSTS OF TRANSFERRING SECURITIES FROM THE FUND TO THEIR ACCOUNTS OR ON THEIR ORDER. AN INVESTOR BUYING OR SELLING THE FUND IN THE SECONDARY MARKET WILL NOT PAY THE TRANSACTION FEE BUT WILL PAY A COMMISSION TO HIS BROKER IN AN AMOUNT ESTABLISHED BY THE BROKER.

(2) THE FUND PAYS THE ADVISOR A SINGLE, UNIFIED MANAGEMENT FEE FOR ARRANGING FOR CERTAIN NON-DISTRIBUTION RELATED SERVICES NECESSARY FOR THE FUND TO OPERATE. FOR MORE INFORMATION ABOUT THE UNIFIED MANAGEMENT FEE, SEE "INVESTMENT ADVISOR" UNDER "FUND MANAGEMENT".

(3) THE FUND HAS ADOPTED A DISTRIBUTION AND SERVICE (12B-1) PLAN PURSUANT TO WHICH PAYMENTS OF UP TO .25% OF AVERAGE DAILY NET ASSETS MAY BE MADE BY THE FUND. THE BOARD OF DIRECTORS OF THE FUND HAS DETERMINED THAT NO SUCH PAYMENTS WILL BE MADE FOR THE TWELVE MONTH PERIOD FOLLOWING COMMENCEMENT OF OPERATIONS.

(4) "OTHER EXPENSES" AND "ACQUIRED FUND FEES AND EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.

(5) THE ADVISOR HAS CONTRACTUALLY AGREED TO REDUCE ITS FEES AND/OR PAY FUND EXPENSES (EXCLUDING, AMONG OTHER THINGS, ACQUIRED FUND FEES AND EXPENSES, INTEREST, TAXES, BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) IN ORDER TO LIMIT NET ANNUAL OPERATING EXPENSES FOR SHARES OF THE FUND TO 0.58% OF THE FUND'S AVERAGE NET ASSETS (THE "EXPENSE CAP"). THE EXPENSE CAP WILL REMAIN IN EFFECT UNTIL AT LEAST DECEMBER 31, 2008. THE ADVISOR IS PERMITTED TO BE REIMBURSED FOR FEE REDUCTIONS AND/OR EXPENSE PAYMENTS MADE IN THE PRIOR THREE FISCAL YEARS. THIS REIMBURSEMENT MAY BE REQUESTED BY THE ADVISOR IF THE AGGREGATE AMOUNT ACTUALLY PAID BY THE FUND TOWARD OPERATING EXPENSES FOR SUCH FISCAL YEAR (TAKING INTO ACCOUNT THE REIMBURSEMENT) DOES NOT EXCEED THE EXPENSE CAP.

The Fund sells and redeems Adelante Shares(TM) shares only in Creation Units and principally on an in-kind basis for portfolio securities of the Underlying Index. ADELANTE SHARES(TM) SHARES IN LESS THAN CREATION UNIT AGGREGATIONS ARE NOT REDEEMABLE. The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in the Fund. The example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors will pay to buy and sell Adelante Shares(TM) shares. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.

1 YEAR   3 YEARS
----------------
$68.22   $214.59

These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

CREATION UNIT TRANSACTION FEES AND REDEMPTION TRANSACTION FEES

The Fund issues and redeems shares at NAV and only in Creation Unit blocks of 100,000. As a practical matter, only institutions or large investors purchase or redeem Creation Units. A standard Creation Unit transaction fee of $500 is charged for each purchase of Creation Units, regardless of the number of Creation Unit shares acquired. An investor redeeming Creation Unit shares will be charged a standard redemption transaction fee of $500, regardless of the number of Creation Unit shares redeemed.* The value of a Creation Unit of the Fund, as of the date of this Prospectus, was approximately $2,500,000. Investors holding Creation Units will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000, a 5% return, and assuming that the Fund's operating expenses remain the same and the Creation Units are redeemed at the end of each period, a purchaser of Creation Units will incur the following costs:

1 YEAR    3 YEARS
-----------------
$17,555   $54,148

----------
* If a Creation Unit is purchased or redeemed outside of usual process through the NSCC or for cash an additional fee of up to $2,500 will apply.

ADELANTE SHARES RE COMPOSITE(TM) EXCHANGE-TRADED FUND

Trading Symbol:              ACB
CUSIP Number:                756102 703
Underlying Index (Symbol):   Adelante Shares RE Composite Index (ASREX)
Inception Date:              September 27, 2007

INVESTMENT OBJECTIVE

The Fund seeks to track the performance, before fees and expenses, of the Adelante Shares RE Composite Index. The Fund's investment objective is not fundamental, and may be changed without shareholder approval. Shareholders will be given 60 days' notice of any change in investment objective.

PRINCIPAL INVESTMENT STRATEGY

The Fund employs a "passive management" investment strategy designed to track the performance of the Adelante Shares RE Composite Index, an index of U.S. and foreign securities of publicly-traded commercial real estate companies, by investing in those securities included in the Adelante Shares RE Composite Index. These companies (which may include both U.S. and foreign issuers) are expected to consist primarily of REITs and REOCs. The Index will consist of stocks taken from the six other Underlying Indexes (the Adelante Shares RE Growth, Adelante Shares RE Value, Adelante Shares RE Classics, Adelante Shares RE Kings, Adelante Shares RE Yield Plus and Adelante Shares RE Shelter Indexes). The 8 largest companies by market capitalization from each other Underlying Index will qualify for the RE Composite Index. From the 48 companies that qualify, the 40 largest companies by market capitalization will be included in the Index. In the event a company is selected from more than one Index, it shall be included in the Composite Index only from the first alphabetical Index in which it appears and will be replaced in later alphabetical Indexes by the next largest company by market capitalization. All companies in the Adelante Shares RE Composite Index must have a market capitalization of at least $300 million. At least one security from each Underlying Index will always be represented in the Adelante Shares RE Composite Index.

As its primary strategy, the Fund attempts to replicate the Underlying Index by investing at least 90%, and typically substantially all, of its assets in the securities that make up the Underlying Index, holding each security in approximately the same proportion as its weighting in the Underlying Index. Because the Underlying Index is comprised of only commercial real estate companies, this means that the Fund will invest at least 90% of its assets in commercial real estate companies, as discussed above. The Fund will provide shareholders with at least 60 days' notice of any change in these policies. The Fund may also invest up to 10% of its assets in futures contracts, options on futures contracts, options, swaps on securities of companies in the Underlying Index, as well as cash and cash equivalents, such as money market instruments (subject to applicable limitations of the 1940 Act). Because all of the securities included in the Underlying Index are issued by companies in the real estate industry, the Fund will always be concentrated in this industry.

The Fund may also sample, rather than replicate, the Underlying Index by holding securities that, in the aggregate, are intended to approximate the Underlying Index in terms of key characteristics. These characteristics will reflect the key characteristics of the six other Underlying Indexes, as described in this prospectus. If the Fund pursues a sampling strategy, it will continue to invest at least 90% of its assets in the securities of the Underlying Index.

PRINCIPAL RISKS

The Fund is subject to certain risks. Certain of these risks are described below. For a more detailed discussion of some of these risks, see "Additional Information Regarding the Funds, their Principal Strategies and Related Risks" below.

- The Fund is subject to STOCK MARKET RISK, which is the risk that stock prices overall will decline over a given period of time. The Fund's total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods. Stock markets tend to be volatile, with periods of rising prices and periods of falling prices.

- The Fund is subject to INDEX RISK, which is the risk that stocks in the Underlying Index may under-perform fixed income investments or stock market investments that track other markets, segments or sectors. The Advisor does not actively manage the Fund and therefore does not attempt to analyze, quantify or control the risks associated with investing in stocks of companies in the Underlying Index.

- The Fund is subject to INDUSTRY RISK, which is the risk that significant problems will affect the industry represented in the Underlying Index, or that returns from that industry will trail returns from the overall stock market. Daily fluctuations in specific market industries are often more extreme than fluctuations in the overall stock market. Because the Fund invests substantially all of its assets in the real estate industry, the Fund is subject to the risks associated with the direct ownership of real estate and the Fund's performance largely depends - for better or for worse
     - on the general condition of this industry. The stock prices of companies in the real estate industry are typically sensitive to changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, which could negatively affect their value.

- The Fund is also subject to REIT and REOC RISK. The Fund's investments in the securities of REITs and REOCs may subject the Fund to the risks associated with the direct ownership of real estate. Also, when investing in REITs and REOCs, in addition to the management fees and other expenses the Fund bears directly in connection with its own operations, the Fund will also bear its pro rata portion of the management fees and other expenses of the REITs and REOCs in which it invests. As such, the Fund's shareholders would indirectly bear the expenses of the Fund and the REITs or REOCs, some or all of which would be duplicative.

- The Fund is subject to NON-DIVERSIFICATION RISK, which is the risk associated with the fact that the Fund is non-diversified and may concentrate its investments in fewer issuers than if it were diversified. As a result, the Fund is more susceptible to the risks associated with those investments, including the risk that the Fund's performance may be hurt by the poor performance of relatively few stocks or even a single stock to a greater extent than if the Fund were diversified.

- The Fund is subject to INVESTMENT STYLE RISK, which is the risk that, to the extent that the Fund's assets are invested in small- and mid-capitalization stocks, the returns from these small- and mid-capitalization stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-capitalization stocks.

- The Fund is subject to INDEX SAMPLING RISK, which is the risk that, when employing a sampling strategy, the stocks held by the Fund will not provide investment performance tracking the Underlying Index.

- The Fund is subject to MARKET PRICE RISK, which is the risk associated with the fact that the Adelante Shares(TM) shares are listed on the NYSE Arca and can be bought and sold in the secondary market at market prices. Although it is expected that the market price of the Adelante Shares(TM) securities typically will approximate its NAV, there may be times when the market price and the NAV differ significantly. Thus, you may pay more than NAV when buying Adelante Shares(TM) shares on the secondary market, and you may receive less than NAV when you sell Adelante Shares(TM) shares.

- The Fund is subject to FOREIGN SECURITIES RISK, which is the risk that political and economic events unique to a foreign country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States.

- The Fund is subject to SECONDARY MARKET RISK. Although the Adelante Shares(TM) shares are listed for trading on the NYSE Arca, it is possible that an active trading market may not be maintained. Trading of the Adelante Shares(TM) shares on the NYSE Arca may be halted if NYSE Arca officials deem such action appropriate, if the Adelante Shares(TM) shares are delisted from the NYSE Arca or if the activation of market-wide "circuit breakers" halts stock trading generally.

- The Fund is subject to DERIVATIVES RISK, which is the risk associated with stock futures and options contracts, and swap agreements, which are types of derivatives. Investments in derivatives may subject the Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes.

PERFORMANCE INFORMATION

The Fund has only recently begun operations, so performance information is not yet available.

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold Adelante Shares(TM) shares. Transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. Investors purchasing shares in the secondary market will not pay the Shareholder Fees shown below, but will pay the Operating Expenses and may be subject to costs (including customary brokerage commissions) charged by their broker. Operating Expenses are expressed as a percentage of average daily net assets and are based upon estimated amounts for the current fiscal year.

Shareholder Fees
   (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Charge (Load) Imposed on Purchases:                              None
Transaction Fee on Purchases and Redemptions(1):                       $  500.00
Additional Transaction Fee if not settled through the Continuous Net
   Settlement system of the National Securities Clearing Corporation   $2,500.00
Annual Fund Operating Expenses
   (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)
Management Fee(2):                                                          0.58%
12-1 Distribution Fee(3):                                                   0.25%
Other Expenses(4):                                                          0.09%
Acquired Fund Fees and Expenses(4):                                         0.00%
                                                                       ---------
Total Annual Fund Operating Expenses:                                       0.92%
                                                                       ---------
      Less: Expense Reduction/Reimbursement(5)                             (0.34)%
                                                                       ---------
Net Annual Operating Expenses(5):                                           0.58%
                                                                       =========

(1) THE FUND WILL IMPOSE A FIXED TRANSACTION FEE ON CREATION UNIT TRANSACTIONS TO OFFSET TRANSFER AND OTHER TRANSACTION COSTS ASSOCIATED WITH THE ISSUANCE AND REDEMPTION OF SUCH CREATION UNITS. THE TRANSACTION FEE IS APPLICABLE TO EACH CREATION AND REDEMPTION TRANSACTION, REGARDLESS OF THE NUMBER OF CREATION UNITS TRANSACTED. THE FEE IS PAID TO THE FUND, NOT TO THE DISTRIBUTOR, THE ADVISOR OR A THIRD PARTY. PURCHASERS OF CREATION UNITS ARE RESPONSIBLE FOR PAYMENT OF THE COSTS OF TRANSFERRING THE DEPOSIT SECURITIES TO THE FUND. REDEEMERS OF CREATION UNITS ARE RESPONSIBLE FOR THE COSTS OF TRANSFERRING SECURITIES FROM THE FUND TO THEIR ACCOUNTS OR ON THEIR ORDER. AN INVESTOR BUYING OR SELLING THE FUND IN THE SECONDARY MARKET WILL NOT PAY THE TRANSACTION FEE BUT WILL PAY A COMMISSION TO HIS BROKER IN AN AMOUNT ESTABLISHED BY THE BROKER.

(2) THE FUND PAYS THE ADVISOR A SINGLE, UNIFIED MANAGEMENT FEE FOR ARRANGING FOR CERTAIN NON-DISTRIBUTION RELATED SERVICES NECESSARY FOR THE FUND TO OPERATE. FOR MORE INFORMATION ABOUT THE UNIFIED MANAGEMENT FEE, SEE "INVESTMENT ADVISOR" UNDER "FUND MANAGEMENT".

(3) THE FUND HAS ADOPTED A DISTRIBUTION AND SERVICE (12B-1) PLAN PURSUANT TO WHICH PAYMENTS OF UP TO .25% OF AVERAGE DAILY NET ASSETS MAY BE MADE BY THE FUND. THE BOARD OF DIRECTORS OF THE FUND HAS DETERMINED THAT NO SUCH PAYMENTS WILL BE MADE FOR THE TWELVE MONTH PERIOD FOLLOWING COMMENCEMENT OF OPERATIONS.

(4) "OTHER EXPENSES" AND "ACQUIRED FUND FEES AND EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.

(5) THE ADVISOR HAS CONTRACTUALLY AGREED TO REDUCE ITS FEES AND/OR PAY FUND EXPENSES (EXCLUDING, AMONG OTHER THINGS, ACQUIRED FUND FEES AND EXPENSES, INTEREST, TAXES, BROKERAGE COMMISSIONS AND EXTRAORDINARY EXPENSES) IN ORDER TO LIMIT NET ANNUAL OPERATING EXPENSES FOR SHARES OF THE FUND TO 0.58% OF THE FUND'S AVERAGE NET ASSETS (THE "EXPENSE CAP"). THE EXPENSE CAP WILL REMAIN IN EFFECT UNTIL AT LEAST DECEMBER 31, 2008. THE ADVISOR IS PERMITTED TO BE REIMBURSED FOR FEE REDUCTIONS AND/OR EXPENSE PAYMENTS

     MADE IN THE PRIOR THREE FISCAL YEARS. THIS REIMBURSEMENT MAY BE REQUESTED BY THE ADVISOR IF THE AGGREGATE AMOUNT ACTUALLY PAID BY THE FUND TOWARD OPERATING EXPENSES FOR SUCH FISCAL YEAR (TAKING INTO ACCOUNT THE REIMBURSEMENT) DOES NOT EXCEED THE EXPENSE CAP.

The Fund sells and redeems Adelante Shares(TM) shares only in Creation Units and principally on an in-kind basis for portfolio securities of the Underlying Index. ADELANTE SHARES(TM) SHARES IN LESS THAN CREATION UNIT AGGREGATIONS ARE NOT REDEEMABLE. The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they invest $10,000 in the Fund. The example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors will pay to buy and sell Adelante Shares(TM) shares. It also does not include the transaction fees on purchases and redemptions of Creation Units, because these fees will not be imposed on retail investors.

1 YEAR   3 YEARS
----------------
$68.22   $214.59

These examples should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

CREATION UNIT TRANSACTION FEES AND REDEMPTION TRANSACTION FEES

The Fund issues and redeems shares at NAV and only in Creation Unit blocks of 100,000. As a practical matter, only institutions or large investors purchase or redeem Creation Units. A standard Creation Unit transaction fee of $500 is charged for each purchase of Creation Units, regardless of the number of Creation Unit shares acquired. An investor redeeming Creation Unit shares will be charged a standard redemption transaction fee of $500, regardless of the number of Creation Unit shares redeemed.* The value of a Creation Unit of the Fund, as of the date of this Prospectus, was approximately $2,500,000. Investors holding Creation Units will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000, a 5% return, and assuming that the Fund's operating expenses remain the same and the Creation Units are redeemed at the end of each period, a purchaser of Creation Units will incur the following costs:

1 YEAR    3 YEARS
-----------------
$17,555   $54,148

----------
* If a Creation Unit is purchased or redeemed outside of usual process through the NSCC or for cash an additional fee of up to $2,500 will apply.

ADDITIONAL INFORMATION ABOUT THE FUNDS, THEIR PRINCIPAL STRATEGIES AND RELATED RISKS

The following section provides more information about the Funds, the Underlying Indexes and the principal investment strategies and risks that are common to each Fund.

ADDITIONAL INVESTMENT STRATEGIES

Under normal circumstances, each Fund will invest at least 90% of its assets in common stocks of U.S. and foreign companies in the Underlying Index. Because each Underlying Index invests in real estate companies, including REITs and REOCs, this means that each Fund will invest at least 90% of its assets in such real estate companies. The Funds will provide shareholders with at least 60 days' notice of any change in these policies. Each Fund may also invest up to 10% of its assets in futures contracts, options on futures contracts, options, swaps on securities of companies in the Underlying Index, as well as cash and cash equivalents such as money market instruments (subject to applicable limitations of the 1940 Act). Each Fund's investment objective is non-fundamental and may be changed without a shareholder vote. Shareholders will be given 60 days' notice of any change in investment objectives.

In addition to the Funds' principal investment strategies, each Fund may, from time to time, use certain other strategies or engage in certain other investment practices that are not principal strategies. For example, from time to time, the Funds may engage in securities lending and may invest in investment-grade debt securities (I.E., debt obligations classified within the four highest ratings of a nationally recognized statistical rating organization such as Moody's Investors Service ("Moody's") or Standard & Poor's ("S&P") or, if unrated, determined by the Advisor to be of comparable quality). Each Fund may also hold cash and/or invest a portion of its assets in U.S. Government securities, high-quality money market instruments and repurchase agreements collateralized by the foregoing obligations. These other investments and strategies are described in detail in the Funds' Statement of Additional Information.

MORE INFORMATION ABOUT THE FUNDS' PRINCIPAL RISKS

INDEX RISK. The Funds employ a "passive management" or indexing investment approach. Each Fund attempts to track the investment performance of its Underlying Index. Whenever practicable, each Fund uses the replication method as its primary strategy, meaning that it holds the same stocks, in approximately the same proportions, as the stocks in the Underlying Index, regardless of their investment merit. Because each Fund is a passively managed index fund, the Advisor does not attempt to analyze individual companies or to quantify, manage or control the risks associated with investing in individual companies or in a portfolio that replicates the Underlying Index. Although index funds, by their nature, tend to be tax-efficient investment vehicles, tax ramifications are not considered in the passive management of index funds like the Funds. This risk is known as INDEX RISK.

INDEX SAMPLING RISK. From time to time, however, regulatory constraints or other legal considerations may prevent a Fund from replicating precisely an Underlying Index. This may occur for a number of reasons. For example, the Funds are taxed as regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"), and the Code imposes certain percentage limitations applicable to investments by regulated investment companies. To the extent a strict application of the replication methodology would result in a violation of the Code, the Fund would be prevented from replicating the Underlying Index. Similarly, other regulatory constraints, such as limitations on the ability of a Fund to invest more than a certain percentage in illiquid securities, may also prevent the Fund from precisely replicating an Underlying Index. In other circumstances, the Advisor may determine for other reasons to invest a portion of the Fund's assets in securities not included in an Underlying Index. In each of these circumstances the Advisor will employ a strategy known as "sampling" whereby the Fund will invest in securities that, in the aggregate, are deemed by the Advisor to approximate the Underlying Index in terms of key characteristics. To the extent the Fund employs a sampling strategy, it is subject to INDEX SAMPLING RISK, which is the risk that the securities selected by the Advisor pursuant to this strategy may not, in fact, provide investment performance that closely tracks the Underlying Index.

STOCK MARKET RISK. The Funds are subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to be volatile, with periods of rising prices and periods of falling prices.

INVESTMENT STYLE RISK. Some of the Funds may invest across large-, mid-, and small-capitalization companies depending on the composition of the Underlying Index. The Advisor makes no effort to manage the capitalization exposure of each Fund's portfolio. The Index Methodology with respect to each Underlying Index, however, generally requires a minimum capitalization greater than (i) $300 million for at least two of the three preceding quarters with respect to RE Growth and RE Value; (ii) $500 million for at least the three preceding quarters with respect to the RE Yield Plus and RE Shelter; and (iii) $1 billion for at least the three preceding quarters with respect to RE Kings and RE Classics. All companies in the Underlying Indexes will have a market capitalization of at least

$300 million. From time to time, depending on the construction of the Underlying Index, a Fund may invest a substantial portion of its assets in small and medium-size companies. Such investments entail greater risk than investments in larger, more established companies. Small and medium-size companies often have narrower markets and more limited managerial and financial resources than larger, more established companies.

RISKS OF THE REAL ESTATE INDUSTRY AND OF REITS AND REOCS. The stock prices of companies in the real estate industry are typically sensitive to changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. Risks commonly associated with the direct ownership of real estate also include fluctuations in the value of underlying properties, the impact of economic conditions on real estate values, the strength of specific industries renting properties and defaults by borrowers or tenants. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, which could negatively affect their value. Real estate is a cyclical business, highly sensitive to general and local economic conditions and developments, and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Government actions, such as tax increases, zoning law changes or environmental regulations, also may have a major impact on real estate. Additionally, changing interest rates and credit quality requirements may affect the cash flow of real estate companies and their ability to borrow or lend money or to meet capital needs.

The Funds' investments in the securities of REITs and REOCs may subject the Funds to the risks associated with the direct ownership of real estate as well as to risks that relate specifically to the way in which REITs and REOCs are organized and operated. In addition to the risks discussed above in connection with the direct ownership of real estate, REITs and REOCs are dependent on specialized management skills and some REITs and REOCs may have investments in relatively few properties, or in a small geographic area or a single type of property. These factors may increase the volatility of the Funds' investments in REITs and REOCs. Changes in interest rates can also have a significant effect on the value of REITs, REOCs, and of real estate investments in general.

Dividends from REITs generally are taxed at ordinary income rates rather than the 15% maximum federal tax rate applicable to qualified dividends. A REIT that fails to comply with federal tax requirements affecting REITs may be subject to federal income taxation, which may affect the value of the REIT and the characterization of the REIT's distributions. The federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures. Transactions between REITs and their affiliates may be subject to conflicts of interest, which may adversely affect REIT shareholders. Unlike REITs, however, REOCs are corporations subject to the general corporate provisions of the Code, generally only constrained by the market and non-tax compliance regimes.

Rising interest rates could result in higher costs of capital for REITs and REOCs, which could negatively impact a REIT's or REOC's ability to meet its payment obligations. REITs and REOCs also are subject to the risks of: lack of diversification, ownership of a limited number of properties and concentration in a particular geographic region or property type, increases in operating expenses, changes in the availability, cost and terms of mortgage funds, functional obsolescence or reduced desirability of properties, extended vacancies due to economic conditions and tenant bankruptcies, catastrophic events such as earthquakes, hurricanes and terrorist acts, and casualty or condemnation losses. There may be less trading in REIT and REOC shares, which means that buy and sell transactions in those shares could have a magnified impact on share price, resulting in abrupt or erratic price fluctuations. REITs and REOCs may use leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a REIT's or REOC's operations and market value in periods of rising interest rates. Financial covenants related to REIT and REOC leveraging may affect the ability of REITs and REOCs to operate.

When investing in REITs and REOCs, in addition to the Advisory fees and other expenses the Funds bear directly in connection with their own operations, investments in REITs and REOCs will cause the Funds to bear their pro rata portion of the REIT's and REOC's management fees and other expenses. As such, a Fund's shareholder would indirectly bear the expenses of the Fund and the REITs and REOCs, some or all of which would be duplicative.

INDUSTRY CONCENTRATION. Because each Fund concentrates its investments in real estate securities, it may be subject to greater risks and market fluctuations than a fund representing a broader range of industries. In addition, market performance tends to be cyclical and, in the various cycles, certain industries and investment approaches may fall in and out of favor. If the market does not currently favor the real estate industry or the Fund's investment approach, the Fund's gains may not be as big or its losses may be bigger than other equity funds investing in different industries or using different investment approaches.

NON-DIVERSIFIED STATUS. Each Fund is not "diversified" within the meaning of the 1940 Act. This means that, compared with "diversified" funds, each Fund may invest a relatively greater portion of its assets in any single issuer. As a result, a Fund may be more susceptible to negative developments affecting a single issuer.

FOREIGN SECURITY RISKS. Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments may not be subject to uniform accounting, auditing, and financial-reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for foreign custodial arrangements may be higher than expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

DERIVATIVES RISK. Each Fund may invest, to a limited extent, in derivatives. Derivatives may involve risks different from, and possibly greater than, those of traditional investments. To track their Underlying Indexes as closely as possible, the Funds attempt to remain fully invested in stocks. The Funds may invest, to a limited extent, in stock futures and options contracts, warrants, convertible securities, and swap agreements, which are types of derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Investments in derivatives may subject a Fund to risks different from, and possibly greater than, those of the underlying securities, assets, or market indexes. Losses (or gains) involving futures can sometimes be substantial - in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a Fund. Similar risks exist for warrants (securities that permit their owners to purchase a specific number of stock shares at a predetermined price), convertible securities (securities that may be exchanged for another asset), and swap agreements (contracts between parties in which each agrees to make payments to the other based on the return of a specified index or asset). The Funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

MARKET PRICE RISK. The market price of shares of the Funds may differ from each Fund's NAV. Adelante Shares(TM) shares are listed for trading on the NYSE Arca and can be bought and sold in the secondary market at market prices. Although it is expected that the market price of the Adelante Shares(TM) shares typically will approximate its NAV, there may be times when the market price and the NAV differ significantly. Thus, you may pay more than NAV when buying Adelante Shares(TM) shares on the secondary market, and you may receive less than NAV when you sell those Adelante Shares(TM) shares.

The market price of Adelante Shares(TM) shares, like the price of any exchange-traded security, includes a "bid-asked spread" charged by the exchange specialist and other market-makers that cover the particular security. While the Fund cannot predict, and does not control, whether or when the Adelante Shares(TM) shares will trade at a premium or a discount to NAV, it is likely that in times of severe market disruption, the bid-asked spread will increase significantly and the Adelante Shares(TM) shares would most likely be traded at a discount to NAV. In addition, any discount is likely to be greatest when the price of Adelante Shares(TM) shares is falling fastest - and this may be the time that you most want to sell your Adelante Shares(TM) shares. The Funds' website at www.adelanteshares.com will show the prior day's closing NAV and closing market price for the Funds' shares. In addition, the Funds' website will contain the following information, on a per share basis, for each Fund: (a) the prior business day's net asset value and the Bid/Ask Price and a calculation of the premium or discount of the Bid/Ask Price at the time of calculation of the net asset value against such net asset value; and (b) data in chart format displaying the frequency distribution of discounts and premiums of the daily Bid/Ask Price against the net asset value, within appropriate ranges, for each of the four previous calendar quarters. In addition, the Funds' website contains information regarding the premiums and discounts at which shares of the Funds have traded.

SECONDARY MARKET RISK. An active secondary market for the Adelante Shares(TM) shares may not exist. Although the Adelante Shares(TM) shares are listed on the NYSE Arca, it is possible that an active trading market may not be maintained.

In addition, trading in the Adelante Shares(TM) shares on the NYSE Arca will be halted whenever trading in equity securities generally is halted by the activation of market-wide "circuit breakers," which are tied to large decreases in the Dow Jones Industrial Average. Trading of the Adelante Shares(TM) shares also will be halted if (1) the shares are delisted from the NYSE Arca without first being listed on another exchange, or (2) NYSE Arca officials determine that such action is appropriate in the interest of a fair and orderly market or to protect investors. If trading is halted, eligible investors (see below) will still be able to purchase Creation Units of the Funds directly and redeem such units with the Funds. If Adelante Shares(TM) shares are delisted from the NYSE Arca, the Company will consider what appropriate action to take, which may include, among other things, seeking to list Adelante Shares(TM) shares on another national securities exchange, converting the Fund to a traditional mutual fund, or redeeming the Shares at NAV.

SHARES OF THE FUNDS ARE NOT INDIVIDUALLY REDEEMABLE. THEY CAN BE REDEEMED WITH THE ISSUING FUND DIRECTLY AT NAV ONLY IN LARGE LOTS KNOWN AS CREATION UNITS. YOU WOULD INCUR BROKERAGE COSTS IN PURCHASING ENOUGH SHARES OF THE FUND TO CONSTITUTE A CREATION UNIT.

MORE INFORMATION ABOUT THE UNDERLYING INDEXES

Each Underlying Index was created and developed by Adelante Shares LLC, a Delaware limited liability company, based on its own proprietary model. Michael
A. Torres, Managing Director of Adelante Shares LLC, created one of the principal real estate securities indexes in 1991. Mr. Torres also serves as Chief Executive Officer of Adelante Capital Management LLC, a separate affiliate of Adelante Shares LLC that provides investment advisory services regarding real estate securities but is not involved with the Underlying Indexes or Funds. Adelante Shares LLC is a wholly-owned subsidiary of ACM Acquisition LLC, which has a small ownership interest in the Advisor's parent, XShares Group LLC. In developing each Underlying Index, Adelante Shares LLC has established specific, defined characterization/inclusion/exclusion criteria governing the stocks that are included in each Underlying Index. Adelante Shares LLC has engaged Standard & Poor's as the index administrator (the "Index Administrator") to maintain each Underlying Index based on this criteria. Each Underlying Index is generally reconstituted on a quarterly basis. Decisions regarding additions to, and removals from, each individual Underlying Index are made by the Index Administrator, on a quarterly basis, in its sole discretion. See "Information About the Underlying Index and Index Administrator" in the Statement of Additional

Information. The Advisor has engaged BNY as Sub-Advisor with responsibility for the day-to-day management of the Funds. See "Sub-Advisor" below. BNY will generally employ only the replication method in adjusting the Funds' portfolios in response to changes in the Underlying Index. The Advisor will provide oversight over BNY, which involves reviewing the portfolio of securities of each Fund against its respective Underlying Index, assisting in resolving any pricing issues and assisting in the development of trading strategies. To the extent that it is necessary to employ a sampling strategy with respect to a Fund's portfolio, the Advisor, and not the Sub-Advisor, will generally be responsible for determining which securities to invest in as part of that strategy. The Funds are not actively managed and the actions of the Advisor and the Sub-Advisor will not result in the active management of the Funds.

Each Fund reserves the right to substitute a different index for the Underlying Index if the Underlying Index is discontinued, if the Index Creator's arrangements with the Advisor relating to the use of the Underlying Indexes is terminated, or for any other reason determined in good faith by the Funds' Board of Directors. If the Index Creator's arrangements with the Advisor relating to the use of the Underlying Indexes are terminated, the Company will take whatever action is deemed to be in the best interests of the Funds' shareholders and the shareholders will be provided with advance written notice of such action.

HOW ARE ADELANTE SHARES(TM) DIFFERENT FROM TRADITIONAL MUTUAL FUND SHARES?

Traditional mutual fund shares are issued by, and redeemed from, a fund at any time for cash at the shares' net asset value (NAV). NAV is typically calculated only once a day and reflects a fund's total assets, less its liabilities, divided by the number of shares it has outstanding. In determining the value of its assets, a traditional mutual fund typically values its underlying securities as of the close of trading on the New York Stock Exchange. As a result, no matter what time during the day an investor in a traditional mutual fund places an order to purchase or redeem shares, that investor's order will be priced at that fund's NAV determined as of the close of trading of the New York Stock Exchange. Traditional mutual fund shares may be purchased from the fund directly by the shareholder or through a financial intermediary.

In contrast, Adelante Shares(TM) shares cannot be purchased from, or redeemed by, the issuing Fund except by or through a Participating Organization (defined below), and then only for an in-kind basket of securities. An organized secondary market is expected to exist for the Adelante Shares(TM) shares, unlike traditional mutual fund shares, because Adelante Shares(TM) shares are listed for trading on the NYSE Arca. As a result, investors can purchase and sell Adelante Shares(TM) shares on the secondary market through a broker. Secondary-market transactions do not take place at NAV but at market prices that change throughout the day, based on the supply of, and demand for, Adelante Shares(TM) shares. Shareholders will also typically incur brokerage and transaction costs when buying or selling Adelante Shares(TM) shares on the secondary market.

Although the market price of Adelante Shares(TM) shares typically approximates its NAV, there may be times when the market price and the NAV differ, so you may receive more or less than NAV when you sell your Adelante Shares(TM) shares on the secondary market. Also, it is possible that an active trading market may not be maintained.

BUYING AND SELLING FUND SHARES

BUYING AND SELLING SHARES ON THE SECONDARY MARKET

Shares can be bought or sold throughout the trading day like shares of any publicly traded security. To buy or sell Adelante Shares(TM) shares you must have a brokerage account. When buying or selling shares through a broker, you will incur customary brokerage commissions and charges. The price at which you buy or sell Fund shares (I.E., the market price) may be more or less than the NAV of the shares. Unless imposed by your broker, there is no minimum dollar amount you must invest and no minimum number of Fund shares you must buy.

Adelante Shares(TM) shares are listed on the NYSE Arca. The NYSE Arca is generally open Monday through Friday and is closed for weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

BUYING SHARES DIRECTLY FROM A FUND

You can purchase shares directly from a Fund only in Creation Units or multiples thereof. Each Fund issues Creation Units in blocks of 100,000 shares. For any particular Fund, the number of Fund shares in a Creation Unit will not change over time, except in the event that the Fund splits or revalues its shares. The Funds will not issue fractional Creation Units. Creation Units may be purchased only in exchange for a basket of securities - known as the IN-KIND CREATION BASKET and cash equal to the CASH COMPONENT, as discussed further below. The Funds reserve the right to reject any purchase request at any time, for any reason, and without notice. The Funds can stop selling shares or postpone payment of redemption proceeds at times when the NYSE Arca is closed or under any emergency circumstances as determined by the SEC.

To purchase shares directly from a Fund, you must be a Participating Organization or you must purchase through a broker that is a Participating Organization. A Participating Organization is a participant of the Continuous Net Settlement System of the National Securities Clearing Corporation ("NSCC") or the Depository Trust Company ("DTC") that has executed a Participant Agreement with the Fund's distributor. The Distributor will provide a list of Participating Organizations upon request. Because Creation Units can be purchased or redeemed only in exchange for a basket of securities likely to cost millions of dollars, it is expected that only a limited number of institutional investors will purchase and redeem shares directly with the Funds. Thus, certain information in this Prospectus (e.g., information about purchasing and redeeming Adelante Shares(TM) shares directly from a Fund and references to transaction fees imposed on purchases and redemptions of Creation Units) is not relevant to most retail investors. These arrangements are designed to protect shareholders of the Funds from the potentially adverse effects that may be caused by the need to make frequent purchases and sales of portfolio securities as a result of cash inflows and outflows, as experienced in a traditional mutual fund. For example, in a traditional mutual fund, redemptions can result in adverse tax consequences on non-redeeming taxable shareholders because the mutual fund must sell portfolio securities to raise cash to pay redemptions. These sales may generate taxable capital gains which are then distributed to all shareholders, including non-redeeming shareholders. In contrast, the in-kind redemption mechanism of the Funds will enable the Funds to meet redemption requests without the need to sell portfolio securities and, as a result, redemptions from the Funds will generally not have any tax impact on the non-redeeming shareholders. EXCEPT WHEN AGGREGATED IN CREATION UNITS, ADELANTE SHARES(TM) SHARES ARE NOT REDEEMABLE SECURITIES OF THE FUNDS.

- IN-KIND CREATION BASKET. On each business day, prior to the opening of trading on the NYSE Arca, the Funds' Advisor will post on the NSCC bulletin board the In-Kind Creation Basket for each Fund for that day. The In-Kind Creation Basket will identify the name and number of shares of each security that must be contributed to the Fund for each Creation Unit purchased. Each Fund reserves the right to accept a nonconforming creation basket.

- CASH COMPONENT. In addition to the in-kind deposit of securities, you will either pay to, or receive from, the Fund an amount of cash (the Balancing Amount) equal to the difference between the NAV of a Creation Unit and the value of the securities in the creation basket. The Balancing Amount ensures that the consideration paid by an investor for a Creation Unit is exactly equal to the value of the Creation Unit. The Funds' Advisor will publish, on a daily basis, information about the previous day's Balancing Amount. You also must pay a transaction fee, described below, in cash. The Balancing Amount and the transaction fee, taken together, are referred to as the Cash Component.

- PLACEMENT OF PURCHASE ORDERS. All purchase orders must be placed through a Participating Organization. Purchase orders will be processed either through a manual clearing process run by DTC or through an enhanced clearing process that is available only to those DTC participants that also are participants in the Continuous Net Settlement System of the NSCC. Participating Organizations that do not use the NSCC's enhanced clearing process will be charged a higher transaction fee (discussed below). A purchase order must be received by the Fund's Distributor prior to the close of regular trading on the NYSE Arca (generally 4:00 p.m., Eastern
     Time) on the day the order is placed, and all other procedures set forth in the Participant Agreement must be followed, in order for you to receive the NAV determined on that day.

- TRANSACTION FEE ON PURCHASE OF CREATION UNITS. The Funds impose a transaction fee in the amount of $500 on each purchase of Creation Units effected through the NSCC's enhanced clearing process, regardless of the number of units purchased. For an investor purchasing Creation Units through the manual DTC clearing process, the transaction fee would be as much as $3,000. Investors permitted to tender a nonconforming creation basket would be subject to an additional charge commensurate with the cost to the Fund. The transaction fee is paid to the Fund, not to the distributor, the Advisor or a third party. The fee protects existing shareholders of the Fund from the costs associated with issuing Creation Units.

Shares of the Funds are held in book entry form, which means that no stock certificates are issued. The DTC, or its nominee, will be the registered owner of all outstanding shares of the Fund. Your beneficial ownership of shares will be shown on the records of DTC or its participants through which you hold the shares. Neither the Advisor nor the Distributor will have any record of your ownership. Therefore, to exercise any right as an owner of shares, you must rely


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on the procedures of DTC and its participants. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of Fund shares, and tax information. Your broker also will be responsible for distributing income and capital gains distributions and for ensuring that you receive shareholder reports and other communications from the Fund whose shares you own. You will receive other services (E.G., dividend reinvestment and average cost information) only if your broker offers these services.

REDEEMING SHARES DIRECTLY FROM A FUND

You may redeem shares of the Funds only in Creation Units or multiples thereof. To redeem shares directly with a Fund, you must be a Participating Organization or you must redeem through a broker that is a Participating Organization. Units may be redeemed only in exchange for a basket of securities - known as the IN-KIND REDEMPTION BASKET and cash equal to the CASH COMPONENT, as discussed further below.

- IN-KIND REDEMPTION BASKET. Redemption proceeds will be paid in kind with a basket of securities known as the In-Kind Redemption Basket. In most cases, the In-Kind Redemption basket will be the same as the In-Kind Creation Basket for that same day. There will be times, however, when the creation and redemption baskets differ. The composition of the In-Kind Redemption Basket will be available on the NSCC bulletin board. Each Fund reserves the right to honor a redemption request with a nonconforming redemption basket, with the consent of the redeeming investor.

- CASH COMPONENT. Depending on whether the NAV of a Creation Unit is higher or lower than the value of the redemption securities, you will either receive from or pay to the Fund a Balancing Amount in cash. If you are due to receive a Balancing Amount, the amount you actually receive will be reduced by the amount of the applicable transaction fee. You also must pay a transaction fee, described below, in cash. The Balancing Amount and the transaction fee, taken together, are referred to as the Cash Component.

- PLACEMENT OF REDEMPTION ORDERS. As with purchases, redemptions must be processed either through the DTC process or the enhanced NSCC process. A redemption order is deemed received on the date of transmittal if it is received by the distributor prior to the close of regular trading on the NYSE Arca on that date, and if all other procedures set forth in the Participant Agreement are followed.


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

- TRANSACTION FEE ON REDEMPTION OF CREATION UNITS. The Funds impose a transaction fee on each redemption of Creation Units. The amount of the transaction fee on redemptions effected through the NSCC and the DTC, and on nonconforming redemptions, is the same as the fee imposed on comparable purchases (see previous section). As with the transaction fee on purchases, the transaction fee on redemptions is paid to the Fund, not to the Advisor, the distributor or a third party. The fee protects existing shareholders of the Fund from the costs associated with redeeming Creation Units.

You should be aware of certain legal risks unique to investors purchasing Creation Units directly from the Fund. Because new Fund shares may be issued on an ongoing basis, a "distribution" of Fund shares could be occurring at any time. Certain activities that you perform as a dealer could, depending on the circumstances, result in you being deemed a participant in the distribution, in a manner that could render you a statutory underwriter and subject you to the prospectus delivery and liability provisions of the Securities Act of 1933, as amended (the "Securities Act"). For example, you could be deemed a statutory underwriter if you purchase Creation Units from the issuing Fund, break them down into the constituent Fund shares, and sell those shares directly to customers, or if you choose to couple the creation of a supply of new Fund shares with an active selling effort involving solicitation of secondary-market demand for Fund shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person's activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not "underwriters" but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Fund shares as part of an "unsold allotment" within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in securities of other registered investment companies, including the Funds. The acquisition of Fund shares by registered investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act. Pursuant to an exemptive order issued by the Securities and Exchange Commission and applicable to the Funds, other registered investment companies, particularly registered investment companies such as mutual funds, are permitted to invest in the Funds beyond the limits of Section 12(d)(1), subject to certain terms and


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

conditions, including that the registered investment company enter into an agreement with the Funds regarding the terms of the investment.

EXCHANGES

Shares of one Fund may not be exchanged for shares of another Fund.

FREQUENT TRADING

Unlike frequent trading of shares of a traditional open-end mutual funds (i.e., not exchange-traded) shares, frequent trading of shares of the Funds on the secondary market does not disrupt portfolio management, increase the Funds' trading costs, lead to realization of capital gains, or otherwise harm fund shareholders because these trades do not involve the Funds directly. A few institutional investors are authorized to purchase and redeem the Funds' shares directly with the Funds. Because these trades are effected in-kind (i.e., for securities, and not for cash), they do not cause any of the harmful effects (noted above) that may result from frequent cash trades. Moreover, each Fund imposes transaction fees on in-kind purchases and redemptions of the Fund to cover the custodial and other costs incurred by the Fund in effecting in-kind trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund's trading costs increase in those circumstances. For these reasons, the Board of Directors has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing in shares of the Funds.

PORTFOLIO TURNOVER RATE

The Funds are passively managed to their Underlying Indexes and may sell securities regardless of how long they have been held in order to replicate its Underlying Index. In some cases, a Fund's annual turnover rate may exceed 100%. A higher rate of portfolio turnover will result in higher transaction costs, including brokerage commissions. Also, to the extent that higher portfolio turnover results in more frequently realized net gains to a Fund, the Fund's distributions of taxable income may increase.

DISTRIBUTION AND SERVICE PLAN

Each Fund has adopted a Distribution and Service Plan (the "Rule 12b-1 Plan") pursuant to which each Fund may pay financial intermediaries a fee of up to .25% of its average daily net assets for distribution and other services provided by that intermediary in accordance with the terms of the Rule 12b-1 Plan. The Board of


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

Directors has determined that no payments will be made by the Funds under the Rule 12b-1 Plan for the twelve-month period following commencement of operations. If such fees are paid in the future, they would increase the costs associated with your investments in the Funds and decrease each Fund's NAV because these fees are paid by the Funds. These fees, if paid in the future, would be paid out of the Funds' assets on an on-going basis, and therefore, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

PORTFOLIO HOLDINGS

Each Fund publicly disseminates its full portfolio holdings each day the Funds are open for business through its internet web site at www.adelanteshares.com. Each Fund may terminate or modify this policy at any time without further notice to shareholders. In addition, the In-Kind Creation Basket and In-Kind Redemption Basket, which identify the securities and share quantities which are delivered in exchange for purchases and redemptions of Creation Units, are publicly disseminated daily prior to the open of the NYSE Arca via the NSCC. A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Statement of Additional Information.

FUND MANAGEMENT

INVESTMENT ADVISOR

XShares Advisors LLC, a Delaware limited liability company, serves as investment advisor to the Funds with overall responsibility for the general management and administration of the Funds, subject to the supervision of the Funds' Board of Directors. Under the Investment Advisory Agreement, the Advisor is responsible for arranging sub-advisory, transfer agency, custody, fund administration, and all other non-distribution related services for the Funds to operate. The Advisor will also be responsible for employing any sampling strategy for the Funds.

For the services it provides to the Funds, the Advisor receives a unified management fee based on a percentage of the daily net assets of each Fund. The management fee is calculated daily and paid monthly in arrears. Out of the management fee, the Advisor pays all fees and expenses of the Sub-Advisor, Transfer Agent, Administrator and Accounting Agent and the Custodian. The Fund is responsible for the payment of all other expenses associated with its operation, including but not limited to, brokerage expenses, taxes, interest, fees and expenses of counsel to the Funds, fees and expenses of the Disinterested


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Directors (including legal counsel fees), fees and expenses of the Chief
Compliance Officer and expenses associated with the Funds' compliance program, litigation expenses, fees and expenses of the Funds' independent auditors, registration fees, expenses associated with compliance by the Fund with regulatory requirements, including those relating to the development and distribution of its prospectus and shareholder reports, and extraordinary expenses. Pursuant to the Investment Advisory Agreement, the Advisor is authorized to engage one or more sub-advisors to perform any of the services contemplated to be performed by the Advisor under the Investment Advisory Agreement. The Advisor is responsible for payment of the Sub-Advisory fee, as discussed below.

The Advisor is located at 420 Lexington Avenue, New York, New York 10170. The Advisor's parent company is XShares Group LLC. Adelante Shares LLC, the creator of the Underlying Indexes, is a wholly-owned subsidiary of ACM Acquisition LLC, which owns approximately 2.6% of XShares Group LLC. Adelante Shares LLC is not a promoter of the Company or an affiliate of either the Advisor or the Company. For its services provided to the Funds under the Investment Advisory Agreement, each Fund pays the Advisor a fee equal to 0.58% of each Fund's average daily net assets. The fee is accrued daily and paid monthly.

The Advisor has contractually agreed to reduce its fees and/or pay Fund expenses (excluding, among other things, Acquired Fund Fees, interest, taxes, brokerage commissions and extraordinary expenses) in order to limit each Fund's Net Annual Operating Expenses to 0.58% of the Fund's average net assets (the "Expense Cap"). The Expense Cap will remain in effect until at least December 31, 2008. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. This reimbursement may be requested by the Advisor if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the Expense Cap.

SUB-ADVISOR

BNY Investment Advisors ("BNY"), a separate identifiable division of The Bank of New York, a New York State banking corporation, having its principal office and place of business at 1633 Broadway, 13th Floor, New York 10019, acts as investment sub-advisor to the Funds. Pursuant to a Sub-Advisory Agreement between the Advisor and the Sub-Advisor, the Sub-Advisor will be responsible for the day-to-day management of the Funds, subject to the supervision of the Advisor and the Funds' Board of Directors. In this regard, the Sub-Advisor will


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be responsible for implementing the replication strategy for each Fund with regard to its Underlying Index and for general administration, compliance and management services as may be agreed between the Advisor and Sub-Advisor from time to time.

In accordance with the terms of the Sub-Advisory Agreement, the Advisor pays the Sub-Advisor, out of its own resources, a fee based on a percentage of the average daily net assets of each Fund as set forth below:

- 10 basis points (0.10%) of the first $100 million in combined daily net assets of all Funds; and

- 5 basis points (0.05%) of the combined daily net assets of all Funds in excess of $100 million.

There is a minimum annual fee of $35,000 per Fund.

A discussion regarding the basis for the Board of Directors' approval of the Investment Advisory Agreement and Sub-Advisory Agreements will be available in the Funds' annual or semi-annual report.

PORTFOLIO MANAGERS

BNY's Index Fund Management Division is responsible for the day-to-day management of the Fund. The five most senior members of that division with responsibility for day-to-day management are: Kurt Zyla, Lloyd Buchanan, Denise Krisko, Robert McCormack and Todd Rose. Mr. Zyla, a Managing Director of BNY, has supervised the Index Fund Management Division since 1996. He joined BNY in 1989. Prior to his current position, he was employed by BNY in a number of capacities. Mr. Buchanan has been a Portfolio Manager in the Index Fund Management Division since January 2002. Prior to joining the Sub-Advisor, Mr. Buchanan was a Vice President and Chief Operating Officer of Axe Houghton Associates, Inc., an investment management subsidiary of Hoenig Group. Ms. Krisko has been a Senior Portfolio Manager in the Index Fund Management Division since 2005. Prior to joining BNY in 2005, she was a portfolio manager and trader at Northern Trust (2003-2004) and at Deutsche Asset Management (2000-2003). Mr. McCormack has been a Senior Portfolio Manager in the Index Fund Management Division since 2002. Prior thereto, he was a portfolio manager and trader in the Special Equities and Products Group of the Sub-Advisor from 2001-2002. Mr. Rose has been a Portfolio Manager in the Index Fund Management Division since 2000. Each of these individuals has


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

equal discretion with respect to the management of the Funds and share equally day-to-day portfolio management responsibilities.

Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of his or her portfolio management team with more limited responsibilities.

The Statement of Additional Information has more detailed information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities of the Funds.

ADMINISTRATION, CUSTODIAN AND TRANSFER AGENT

The Bank of New York serves as the Administrator to the Funds. The Administrator's principal address is 101 Barclay Street, New York, New York 10286.

The Bank of New York serves as the Custodian to the Funds. The Custodian's principal address is 101 Barclay Street, New York, New York 10286.

The Bank of New York serves as the Transfer Agent to the Funds. The Transfer Agent's principal address is 101 Barclay Street, New York, New York 10286.

DISTRIBUTOR

ALPS Distributors, Inc. serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor's principal address is 1290 Broadway, Suite 1100, Denver, Colorado 80203. The Distributor does not maintain a secondary market in shares of the Funds.

DIVIDENDS, CAPITAL GAINS, AND TAXES

FUND DISTRIBUTIONS

Each Fund pays out dividends from its net investment income to investors annually. Each Fund distributes any net capital gains annually.

DIVIDEND REINVESTMENT SERVICE

Brokers may make available to their customers who own Fund shares the DTC book-entry dividend reinvestment service. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole and fractional Fund shares of the same Fund. Without this service, investors would receive their distributions in cash. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require Fund shareholders to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the same Fund purchased in the secondary market.

TAXES

As with any investment, you should consider how your investment in shares of the Funds will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Funds.

Unless your investment in shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when a Fund makes distributions and when you sell your shares of a Fund.

TAXES ON DISTRIBUTIONS

Distributions from a Fund's net investment income (other than qualified dividend income), including distributions out of the Fund's net short-term capital gains, if any, and distributions of income from securities lending, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, regardless of how long you have held a Fund's shares. Under current law, distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. In order for a distribution by the Fund to be treated as qualified dividend income, the Fund itself must receive qualified dividend income from U.S. corporations, a Fund must meet holding period and other requirements with respect to its dividend paying stocks and you must meet holding period requirements and other requirements with respect to the Fund's shares. In general, your distributions are subject to federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided, however, that for taxable years of the Fund beginning before January 1, 2008, interest related dividends and short-term capital gain dividends generally will not be subject to such U.S. withholding tax.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

TAXES WHEN SHARES ARE SOLD

Currently, any capital gain or loss realized upon a sale of shares is generally treated as a long-term gain or loss if shares have been held for more than one year. Any capital gain or loss realized upon a sale of shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current federal tax law of an investment in the Funds. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax advisor about the potential tax consequences of an investment in shares of a Fund under all applicable tax laws.

DAILY PRICING

The net asset value, or NAV, of each Fund's shares is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m., Eastern Time. NAV per share is computed by dividing the net assets by the number of shares outstanding.


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If you buy or sell Fund shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Your transaction will be priced at NAV only if you purchase or redeem your Fund shares in Creation Unit blocks.

The approximate value of shares of each Fund is disseminated every fifteen seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by other information providers, such as Reuters. This approximate value should not be viewed as a "real-time" update of the NAV, because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day. The approximate value generally is determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Funds. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value and make no warranty as to its accuracy.

When calculating the NAV of the Funds' shares, stocks held by a Fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a Fund's cash are valued on the basis of amortized cost.

When reliable market quotations are not readily available, securities are priced at their fair value, which is the price a security's owner might reasonably expect to receive upon its sale. A Fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the Fund's pricing time. Intervening events might be company-specific (E.G., earnings report, merger announcement); country-specific (E.G., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Fair-value pricing may also be used by each Fund to value restricted securities held by the Funds or certain small-capitalization or mid-capitalization securities with little or no trading activity for extended periods of time. Although rare, fair-value pricing also may be used for domestic securities - for example, if (1) trading in a security is halted and does not resume before the Fund's pricing time or if a security does not trade in the course of a day, and (2) the Fund holds enough of the security that such security's price could affect the Fund's NAV.

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Fair-value prices are determined by the Advisor according to procedures adopted by the Board of Directors. When fair-value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

DELIVERY OF FUND DOCUMENTS

HOUSEHOLDING

Householding is an option available to certain investors in the Funds. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Funds is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of the Prospectus and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

FINANCIAL HIGHLIGHTS

Performance information is not presented for the Funds since they have only recently begun operation.

                               REALTY FUNDS, INC.
                              420 Lexington Avenue
                            New York, New York 10170

FOR MORE INFORMATION

If you would like more information about Realty Funds, Inc., the following documents are available free, upon request:

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

Additional information about the Funds' investments will be available in the Funds' annual and semi-annual reports to shareholders. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Funds.

The annual and semi-annual reports will be incorporated by reference into this Prospectus and the SAI is incorporated by reference into, and is thus legally a part of, this Prospectus.

To receive a free copy of the latest annual or semi-annual report, when available, or the SAI, or to request additional information about the Funds, please contact us as follows:

     Call:   1-800-925-2870
             Monday through Friday
             9:00 a.m. to 5:00 p.m. (Eastern Time)

     Write:  Realty Funds, Inc.
             c/o ALPS Distributors, Inc.
             1290 Broadway, Suite 1100
             Denver, Colorado 80203

     Visit:  www.adelanteshares.com

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION

You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-551-8090. Reports and other information about the Funds are also available in the EDGAR Database on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, after paying a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549-0104.

The Company's Investment Company Act file number: 811-22052

                                                   (C) 2007 XShares Advisors LLC

                      (This Page Intentionally Left Blank)

REALTY FUNDS, INC. (THE "COMPANY")

PRIVACY POLICY NOTICE

At Realty Funds, Inc., we are committed to maintaining the confidentiality, integrity and security of your personal information. This notice describes our privacy policy.

When you become a Shareholder in the Company or establish a customer relationship with us, we require that you provide us with certain nonpublic personal information about yourself. During the course of our relationship, we may also obtain nonpublic personal information about you from other sources.

We do not disclose any nonpublic personal information about our shareholders, potential shareholders, or former customers to anyone, except as permitted by law.

We restrict access to nonpublic personal information about you to those employees, agents or other parties who have an appropriate need to know that information. We maintain physical, electronic and procedural safeguards that comply with federal standards to safeguard your nonpublic personal information.

If you have any questions concerning our privacy policies, please contact the Company's Compliance Officer.

This Privacy Policy Notice is not part of the Prospectus.

                                                              Realty Funds, Inc.
                                                            420 Lexington Avenue
                                                        New York, New York 10170

            The Company's Investment Company Act file number: 811-22052 (C) 2007
                                                            XShares Advisors LLC

                               REALTY FUNDS, INC.

               Adelante Shares RE Growth(TM) Exchange-Traded Fund
                Adelante Shares RE Value(TM) Exchange-Traded Fund
              Adelante Shares RE Classics(TM) Exchange-Traded Fund
                Adelante Shares RE Kings(TM) Exchange-Traded Fund
             Adelante Shares RE Yield Plus(TM) Exchange-Traded Fund
               Adelante Shares RE Shelter(TM) Exchange-Traded Fund
              Adelante Shares RE Composite(TM) Exchange-Traded Fund

                       STATEMENT OF ADDITIONAL INFORMATION

                               SEPTEMBER 27, 2007

This Statement of Additional Information, which is not a prospectus, contains additional information about Realty Funds, Inc. (the "Company"). This Statement of Additional Information should be read in conjunction with the Company's current Prospectus, dated September 27, 2007 as it may be revised from time to time. Capitalized terms used herein that are not defined have the same meaning ascribed to them as in the Prospectus.

The audited financial statements and related report of Eisner LLP, the Company's independent registered public accounting firm, are included herein. A copy of the Prospectus may be obtained without charge, by contacting the Company's Distributor, ALPS Distributors, Inc. 1290 Broadway, Suite 1100, Denver, Colorado 80203.

                                TABLE OF CONTENTS

I.     GENERAL INFORMATION ABOUT THE COMPANY                                 B-3
II.    INVESTMENT POLICIES AND RELATED RISKS                                 B-3
III.   FUNDAMENTAL INVESTMENT LIMITATIONS                                   B-15
IV.    MANAGEMENT                                                           B-16
V.     CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES                  B-26
VI.    CODE OF ETHICS                                                       B-26
VII.   PROXY VOTING POLICIES                                                B-26
VIII.  PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES                B-26
IX.    PORTFOLIO TRANSACTIONS                                               B-27
X.     SHARE PRICE                                                          B-28
XI.    INFORMATION ABOUT ADELANTE SHARES(TM) SHARES                         B-28
XII.   CAPITAL STOCK AND OTHER SECURITIES                                   B-38
XIII.  DIVIDENDS AND DISTRIBUTIONS                                          B-39
XIV.   TAXATION                                                             B-40
XV.    LICENSE GRANT                                                        B-42
XVI.   FINANCIAL STATEMENTS                                                 B-43

                    1. GENERAL INFORMATION ABOUT THE COMPANY

     Realty Funds, Inc. (the "Company") was organized as a Maryland corporation on April 13, 2007. The Company is comprised of seven series of underlying fund portfolios (each, a "Fund" and together, the "Funds"). Each Fund currently offers one class of shares known as Adelante Shares(TM). The Company may create additional Funds or classes of shares. There is no limit on the number of full and fractional shares that each Fund may issue. The Funds currently comprising the Company are as follows:

               Adelante Shares RE Growth(TM) Exchange-Traded Fund
               Adelante Shares RE Value(TM) Exchange-Traded Fund
              Adelante Shares RE Classics(TM) Exchange-Traded Fund
               Adelante Shares RE Kings(TM) Exchange-Traded Fund
             Adelante Shares RE Yield Plus(TM) Exchange-Traded Fund
              Adelante Shares RE Shelter(TM) Exchange-Traded Fund
             Adelante Shares RE Composite(TM) Exchange-Traded Fund

     The Funds are registered with the United States Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 (the "1940 Act") as open-end, non-diversified management investment companies.

     Each Fund offers and issues Adelante Shares(TM) shares at net asset value only in aggregations of a specified number of shares, generally in exchange for a basket of equity securities included in the Underlying Index, together with the deposit of a specified cash payment. Adelante Shares(TM) shares have been approved for listing and secondary trading on the NYSE Arca, Inc. ("NYSE Arca"), subject to notice of issuance. Adelante Shares(TM) shares will trade on the NYSE Arca at market prices that may be below, at, or above NAV. Adelante Shares(TM) shares are redeemable only in Creation Unit Aggregations, and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units are aggregations of 100,000 shares. In the event of the liquidation of a Fund, the Company may lower the number of shares in a Creation Unit.

     The Company reserves the right to offer a "cash" option for creations and redemptions of Adelante Shares(TM) shares, although it has no current intention of doing so. Adelante Shares(TM) shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Company cash at least equal to 115% of the market value of the missing Deposit Securities. See the "Creation and Redemption of Creation Unit Aggregations" section. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with SEC requirements applicable to management investment companies offering redeemable securities.

                   II. INVESTMENT POLICIES AND RELATED RISKS

     Each Fund's investment objective and principal investment strategies and risks are set forth in the Prospectus. The following information supplements the information contained in the Prospectus. In addition to the Funds' principal investment strategies, each Fund may, from time

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to time, use certain other strategies or engage in certain other investment practices that are not principal strategies. Some of these strategies and practices, and their associated risks, are described below. For example, from time to time, each Fund may engage in securities lending and may invest in investment-grade debt securities (i.e., debt obligations classified within the four highest ratings of a nationally recognized statistical rating organization such as Moody's Investors Service ("Moody's") or Standard & Poor's ("S&P") or, if unrated, determined by the Funds' investment advisor to be of comparable quality). In addition to these strategies and practices, each Fund may invest in futures contracts, options on futures contracts, options, as well as swaps on securities in the Underlying Indexes. Each Fund may also hold cash and/or invest a portion of its assets in U.S. Government securities, high-quality money market instruments and repurchase agreements collateralized by the foregoing obligations.

     Limitations and restrictions on the level of investment in securities that are discussed in the Prospectus or in this Statement of Additional Information and that are expressed in terms of percentage limitations are measured at the time of investment, unless specifically indicated otherwise. Changes in market values, net assets, or other circumstances that cause a percentage limitation to be exceeded will not necessarily require that any security be sold.

     BORROWING. Each Fund may borrow money from banks or through reverse repurchase agreements in amounts up to one-third of its total assets. A Fund that borrows will pay interest on the borrowed money and may incur additional transaction costs and will be subject to the risk that the return realized from the investment of borrowed money will not exceed these interest and transaction costs. With respect to borrowings, a Fund is required to maintain continuous asset coverage (i.e., total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required 300% asset coverage should decline as a result of market fluctuations or for other reasons, a Fund may be required to sell some of its portfolio holdings to raise cash and reduce the amount borrowed so as to restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. In addition to these borrowings, each Fund may borrow from banks up to 5% of the Fund's total assets for temporary or emergency purposes. Borrowings of up to 5% for temporary and emergency purposes are not subject to the requirements to maintain continuous asset coverage of 300%.

     COMMON STOCK. The Funds may invest in common stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

     FOREIGN SECURITIES. Foreign securities are issued by entities organized, domiciled, or with a principal place of business outside the United States, such as foreign corporations and governments, and may trade in U.S. or foreign securities markets. Investing in foreign securities involves certain special risk considerations that are not typically associated with investing in securities of U.S. companies or governments. The value of a Fund's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, potentially confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments which could affect U.S. investments in those countries. In addition, changes in government

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administrations or economic or monetary policies in the United States or abroad could result in the appreciation or depreciation of portfolio securities and could favorably or unfavorably affect a Fund's investments.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds may enter into futures contracts and options on futures contracts. The Funds will only enter into futures contracts and options on futures contracts that are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. The Funds will not use futures or options on futures for speculative purposes.

     A futures contract is an agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. When entering into a futures contract, a Fund would be required to make a good faith margin deposit in cash or U.S. Government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract if it is not terminated prior to its specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Initial margin deposits are typically calculated as a percentage of the contract's market value.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract value changes, or if the value of the securities placed in margin deposit with the broker changes, to the extent that margin deposit requirements are no longer satisfied, the Fund will be required to make payment of additional "variation margin." Conversely, contract value changes or changes in the value of margin securities may occur in such a way as to result in "excess margin," which would typically be repaid to the Fund. When investing in futures contracts, the Funds must satisfy certain asset segregation requirements to ensure that the use of futures is not leveraged. When a Fund takes a long position in a futures contract, it must segregate liquid assets equal to the purchase price of the contract, less any margin or deposit. When a Fund takes a short position in a futures contract, the Fund must segregate liquid assets in an amount equal to the market value of the securities underlying such contract (less any margin or deposit), which amount must be at least equal to the market price at which the short position was established. Asset segregation requirements are not applicable when a Fund "covers" an options or futures position generally by entering into an offsetting position.

     An option on a futures contract (or futures option) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the "exercise" or "strike" price) any time before the option expires. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the

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premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.

     Each Fund may engage in futures contracts and options on futures contracts only to the extent permitted by the Commodity Futures Trading Commission ("CFTC") and the SEC. In this regard, the Funds have claimed an exclusion from registration as a "commodity pool operator" under the Commodity Exchange Act. Each Fund intends to limit its hedging transactions in futures contracts so that immediately after any such transaction, the aggregate initial margin that is required to be posted by a Fund under the rules of the exchange on which the futures contract (or futures option) is traded, plus any premiums paid by such Fund on its open futures options positions, does not exceed 5% of such Fund's total assets, after taking into account any unrealized profits and unrealized losses on the Fund's open contracts (and excluding the amount that a futures option is "in-the-money" at the time of purchase). An option to buy a futures contract is "in-the-money" if the then-current purchase price of the underlying futures contract exceeds the exercise or strike price; an option to sell a futures contract is "in-the-money" if the exercise or strike price exceeds the then-current purchase price of the contract that is the subject of the option.

     The risk of loss in trading futures contracts and in writing futures options can be substantial, because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, on the settlement date, a Fund may be required to make delivery of the instruments underlying the futures positions it holds.

     A Fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange which provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.

     A Fund bears the risk that XShares Advisors LLC (the "Advisor") will incorrectly predict future market trends. If the Advisor attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

     A Fund could lose margin payments it has deposited with its futures broker, if, for example, the broker breaches its agreement with the Fund or becomes insolvent or goes into bankruptcy. In that event, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the broker's other customers, potentially resulting in losses to the Fund.

     GOVERNMENT OBLIGATIONS. The Funds may invest in U.S. Government obligations, including U.S. Treasury bonds, notes and bills and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association, the Federal National Mortgage Association, the General Services Administration, the Student Loan Marketing Association, the Central Bank for Cooperatives, the Federal Home Loan Mortgage Corporation, the Federal Intermediate Credit Banks and the Maritime Administration. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

     Securities issued or guaranteed by the U.S. government have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of a Fund.

     MONEY MARKET INSTRUMENTS. The Funds may invest in "money market instruments," which include, among other things, bank obligations, commercial paper and corporate bonds with remaining maturities of 13 months or less.

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     Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits earning a specified return and issued by a U.S. bank which is a member of the Federal Reserve System or insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the Savings Association Insurance Fund of the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks and obligations of domestic branches of foreign banks.

     Investments by a Fund in commercial paper will consist of issues that are rated "A-2" or better by S&P or "Prime-2" or better by Moody's. In addition, each Fund may acquire unrated commercial paper and corporate bonds that are determined by the Advisor at the time of purchase to be of comparable quality to rated instruments that may be acquired by each Fund.

     Commercial paper may include variable and floating rate instruments. While there may be no active secondary market with respect to a particular instrument purchased by a Fund, each Fund may, from time to time as specified in the instrument, demand payment of the principal of the instrument or may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods when a Fund is not entitled to exercise its demand rights, and a Fund could, for this or other reasons, suffer a loss with respect to such instrument.

     OPTIONS. The Funds may purchase put and call options. An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a "premium," the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price prior to the expiration date of the option. The writer of an option on a security has the obligation upon exercise of the option (1) to deliver the underlying security upon payment of the exercise price (in the case of a call option) or (2) to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by a specified multiplier for the index option. Unlike exchange-traded options, which are standardized, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

     A call option grants to the holder the right to buy (and obligates the writer to sell) the underlying security at the strike price. A put option grants to the holder the right to sell (and obligates the writer to buy) the underlying security at the strike price. The purchase price of an option is called the "premium." The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option will not be considered to constitute the issuance of a "senior security" by a Fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a Fund, if the Fund segregates liquid assets in a segregated account in sufficient amount to cover the transaction.

     If a trading market in particular options were to become unavailable, investors in those options (such as the Funds) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying interest moves adversely during that time. Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying interests and related interests. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.

     A Fund bears the risk that the Advisor will not accurately predict future market trends. If the Advisor attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund.

     REAL ESTATE INVESTMENTS. The stock prices of companies in the real estate industry are typically sensitive to changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. Risks commonly associated with the direct ownership of real estate also include fluctuations in the value of underlying properties, the impact of economic conditions on real estate values, the strength of specific industries renting properties and defaults by borrowers or tenants. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, which could negatively affect their value. Real estate is a cyclical business, highly sensitive to general and local economic conditions and developments, and characterized by intense competition and periodic overbuilding. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values. Government actions, such as tax increases, zoning law changes or environmental regulations, also may have a major impact on real estate. Additionally, changing interest rates and credit quality requirements may affect the cash flow of real estate companies and their ability to borrow or lend money or to meet capital needs.

     The Funds will invest in real estate investment trusts ("REITs"), which pool investors' funds for investment primarily in income-producing real estate or real estate related loans or interests. Unlike corporations, REITs do not have to pay income taxes if they meet certain requirements of the Internal Revenue Code of 1986, as amended (the "Code"). Among other organizational and operational requirements, to qualify, a REIT must distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property.

     The Funds will also invest in real estate operating companies ("REOCs"). Unlike REITs, issuers that are REOCs are corporations subject to the general corporate provisions of the Code, generally only constrained by the market and non-tax compliance regimes.

     A REIT's or a REOC's performance ultimately depends on the types and locations of the properties it owns and on how well it manages its properties. For instance, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants' failure to pay rent, or incompetent management. Property values could decrease because of overbuilding, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, rent controls, losses due to casualty or condemnation, increases in property taxes and/or operating expenses, or changes in zoning laws or other factors.

     Changes in interest rates could affect the performance of REITs or REOCs. In general, during periods of rising interest rates, REITs may lose some of their appeal to investors who may be able to obtain higher yields from other income-producing investments, such as long-term bonds. Higher interest rates may also mean that it is more expensive to finance property purchases, renovations and improvements, which could hinder a REIT's or a REOC's performance.

     REITs and REOCs may not be diversified and are subject to the risks involved with financing projects. REITs and REOCs may also be subject to substantial cash flow dependency and self-liquidation. In addition, REITs could possibly fail to qualify for tax-free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act.

     Such factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to a REIT or a REOC. In the event of a default by a borrower or lessee, a REIT or a REOC may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

     Under certain circumstances the Fund could own real estate directly as a result of a default on debt securities it owns. If the Fund has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company.

     REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements. A repurchase agreement is an agreement under which a Fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and be held by a custodian bank until repurchased. In addition, the Advisor will monitor a Fund's repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker, or dealer party to a repurchase agreement relating to a Fund. The use of repurchase agreements involves certain risks. One risk is the seller's ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within its control and therefore the realization by the Fund on such collateral may be automatically stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. Repurchase agreements are usually for short periods, seven days or less, but can be for longer periods. A Fund will not enter into a repurchase agreement of a duration of more than seven days if, taken together with other illiquid securities, more than 15% of a Fund's net assets would be so invested.

     RESTRICTED AND ILLIQUID SECURITIES. Each Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. A Fund will not invest more than 15% of the value of its net assets in securities that are illiquid.

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A Fund might also have to register such restricted securities in order to dispose of them which, if possible at all, would result in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     Certain of the Funds may, from time to time, purchase other non-publicly traded securities, private placements and restricted securities. These securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly-traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from sales could be less than those originally paid by a Fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly-traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, a Fund may be required to bear the expenses of registration.

     A large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

     Each Fund may purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. Rule 144A allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.

     Rule 144A securities may be determined to be liquid in accordance with guidelines established and approved by the Board of Directors of the Funds. If trading in Rule 144A securities were to decline, these securities could become illiquid after being purchased, increasing the level of illiquidity of a Fund. As a result, a Fund holding these securities might not be able to sell these securities when the Advisor wishes to do so, or might have to sell them at less than fair value.

     REVERSE REPURCHASE AGREEMENTS. The Funds may invest in reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. The repurchase price will include an interest element. A reverse repurchase agreement is considered to be a borrowing for purposes of the 1940 Act. A Fund will typically invest the cash received from the reverse repurchase agreement and will also continue to receive any principal and interest payments on the security loaned to the reverse repurchase agreement counterparty during the term of the agreement. Reverse repurchase agreements involve the risk that a Fund will not realize earnings from the investment of the cash proceeds obtained from the transaction in sufficient amount to offset the interest paid to the reverse repurchase agreement counterparty. The Funds' custodian bank will be required segregate liquid assets in a segregated account in sufficient amount to cover a Fund's obligation to repurchase the securities under the contract. A Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the Advisor.

     SECURITIES LENDING. A Fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks, or other financial institutions). A Fund receives collateral equal to at least 105% of the current market value of the loaned securities and that collateral is marked to market daily. By lending its investment securities, a Fund attempts to increase its net investment income through the receipt of interest on the collateral received. The Funds will pay reasonable administration and custodial fees in connection with the loan of securities. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, a Fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a Fund is not able to recover the securities lent, a Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment to market appreciation or depreciation. Loans of portfolio securities may not exceed 33 1/3% of a Fund's total assets.

     SHORT-TERM INSTRUMENTS. The Fund may invest in short-term instruments, which include obligations of the U.S. government and its agencies or instrumentalities; commercial paper, variable amount master demand notes and other debt securities, including high quality U.S. dollar-denominated short-term bonds and notes issued by domestic and foreign corporations; variable and floating rate securities; bank obligations; repurchase agreements collateralized by these securities; and shares of other investment companies that primarily invest in any of the above-referenced securities.

     Short-term instruments may also include U.S. dollar-denominated certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks and domestic or foreign branches or subsidiaries of foreign banks. Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Such instruments include Yankee Certificates of Deposit ("Yankee CDs"), which are certificates of deposit denominated in U.S. dollars and issued in the United States by the domestic branch of a foreign bank. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Funds are not insured by the FDIC or any other agency of the U.S. government. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

     Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic banks, among other things, generally are required to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower, and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

     Obligations of foreign branches and subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as certificates of deposit and time deposits, may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

     SWAP AGREEMENTS. A swap agreement is an agreement between two parties to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index. Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, and total return swaps. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index. A Fund is required to maintain liquid assets in a segregated account in an amount sufficient to cover its obligations under the swap agreement.

     The use of swap agreements by a Fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. For example, if the counterparty under a swap agreement defaults on its obligation to make payments due from it, as a result of its bankruptcy or otherwise, a Fund may lose such payments altogether, or collect only a portion thereof, which collection could involve costs or delays. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

     Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, a swap transaction may be subject to a Fund's limitation on investments in illiquid securities. Swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive (or cheap) relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the swap agreement.

     The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

                     III. FUNDAMENTAL INVESTMENT LIMITATIONS

     Each Fund has adopted the following investment limitations as fundamental limitations, which cannot be changed without the approval of the holders of a majority of a Fund's outstanding shares. For these purposes, a "majority of outstanding shares" means the vote of the lesser of: (1) 67% or more of the outstanding shares of a Fund, if the holders of more than 50% of a Fund's outstanding shares are present or represented by proxy; or (2) more than 50% of the outstanding shares of a Fund. Each Fund may not:

     1. Borrow money or issue senior securities, except through reverse repurchase agreements or otherwise as permitted under the 1940 Act, as interpreted, modified, or otherwise permitted by regulatory authority.

     2. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent a Fund from purchasing, selling, or entering into futures contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities.

     3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except that to the extent that the Underlying Indexes related to a Fund that concentrates in the real estate industry, that Fund will invest at least 25% of its total assets in real estate companies. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

     4. Make loans, except as permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority.

     5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities issued by any company engaged in the real estate business.

     6. Act as an underwriter of another issuer's securities, except to the extent that a Fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of portfolio securities.

     7. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings. Initial and variation margin for futures and options contracts will not be deemed to be a pledge of a Fund's assets.

     Compliance with the investment limitations set forth above is measured at the time the securities are purchased. If a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction, however, with respect to borrowings and illiquid securities, as described herein, changes in the percentages of such securities after the time of investment will be monitored and assessed to ensure the Funds' compliance with said limitations.

                                 IV. MANAGEMENT

OFFICERS AND DIRECTORS

     The business and affairs of the Funds are managed under the direction of the Company's Board of Directors (the "Board"). The Directors and executive officers of the Company, their addresses, ages, principal occupations during the past five years, and other affiliations are set forth below. Each Director serves until his termination; retirement, resignation, or death; or as otherwise specified in the Company's organizational documents. The Board is currently comprised of 4 Directors, of whom 3 Directors are not "interested" persons of the Company or the Advisor, as defined under the 1940 Act ("Disinterested Directors"). The Directors may also serve as directors for other funds advised by the Advisor or for funds that have an investment advisor that is affiliated with the Advisor. The mailing address of the Directors and officers is 420 Lexington Avenue, New York, New York 10170.

                                         TERM OF
                                         OFFICE AND                                         NUMBER OF
                           POSITION(S)   LENGTH OF    PRINCIPAL                             PORTFOLIOS IN FUND
NAME, ADDRESS,             HELD WITH     TIME         OCCUPATION(S)                         COMPLEX OVERSEEN     OTHER DIRECTORSHIPS
AND AGE                    FUND          SERVED       DURING PAST 5 YEARS                   BY DIRECTOR          HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS:

Vincent J. Amabile         Director      Since 2007   Board Member of Gabelli Group                   7          Director of Gabelli
Age 65                                                Capital Partners, Inc.;  Former                            Group Capital
                                                      Advisor at Gabelli Securities,                             Partners, Inc.
                                                      Inc. till 2004.

Soma Coulibaly             Director      Since 2007   President and CEO of Cartridge                  7          Director of
Age 47                                                World Greater Boston since June                            Epiphany School,
                                                      2005; Former SVP Operations at                             Director of P.
                                                      Houghton Mifflin from 2002 to                              Career.
                                                      2004.

Theodore P. Netzky         Director      Since 2007   Chairman of Netcorp since 1985;                 7          Director of Facet
Age 65                                                Director and CEO of Facet                                  Financial.
                                                      Financial since 1985.

INTERESTED DIRECTORS/
OFFICERS:*

David W. Jaffin            Director      Since 2007   Chief Operating Officer, XShares                7          N/A
Age 53                     and                        Group LLC since 2006; Chief
                           Chairman of                Financial Officer, XShares
                           the Board                  Advisors LLC since 2006;
                                                      Secretary and Treasurer,
                                                      HealthShares(TM) Inc. since 2006;
                                                      President, Technical Coatings
                                                      Laboratory from 2000 to 2005.

Anthony F. Dudzinksi       President     Since 2007   President, XShares Group LLC                  N/A          N/A
Age 44                                                since 2006; Chief Executive
                                                      Officer and Chief Operating
                                                      Officer of XShares Advisors LLC
                                                      since 2006; Vice-President,

                                         TERM OF
                                         OFFICE AND                                         NUMBER OF
                           POSITION(S)   LENGTH OF    PRINCIPAL                             PORTFOLIOS IN FUND
NAME, ADDRESS,             HELD WITH     TIME         OCCUPATION(S)                         COMPLEX OVERSEEN     OTHER DIRECTORSHIPS
AND AGE                    FUND          SERVED       DURING PAST 5 YEARS                   BY DIRECTOR          HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                      HealthShares(TM) Inc. since 2006;
                                                      CEO US Euro Securities from 2004
                                                      to 2006;
                                                      President and COO of M. H.
                                                      Meyerson & Co., Inc. from 2000
                                                      to 2003.

James McCluskey            Chief         Since 2007   SVP Finance & Controller,                     N/A          N/A
Age 51                     Financial                  XShares Group LLC, since 2006;
                           Officer,                   Interim CFO at Lincoln Financial
                           Secretary                  till 2006.
                           and
                           Treasurer

----------
* Officers/Directors of the Company are "interested persons" as defined in the 1940 Act.

     No officer, director or employee of the Advisor or any of its affiliates receives any compensation from the Company or the Funds for serving as an officer or Director of the Company or the Funds. The Company pays each Disinterested Director an annual fee of $30,000, plus $3,000 per meeting attended ($1,000 per meeting, if attended telephonically). Each Disinterested Director will also receive $1,000 per Audit Committee meeting attended. The Chairman of the Company's Audit Committee will not receive any additional compensation. The Company reimburses each Director for his or her costs and expenses associated with their performance of their duties hereunder, including the cost and expenses associated with attendance of meetings of the Board.

     Directors' fees and expenses are allocated among the Funds based on each Fund's relative net assets. Assuming that four meetings of the Board and two meetings of the Audit Committee are held annually, it is estimated that the compensation to each Director for the fiscal year ended July 31, 2008 will be(1):

----------
(1) The estimated compensation shown in this chart is for the period beginning on September 6, 2007 through July 31, 2008. This compensation is estimated only, based on current compensation levels. There is no assurance that this estimate is reliable and actual compensation may be higher or lower than that reflected above.

                                              PENSION OR
                                         RETIREMENT BENEFITS                    TOTAL COMPENSATION
                             AGGREGATE    ACCRUED AS PART OF  ESTIMATED ANNUAL   FROM COMPANY AND
                           COMPENSATION        COMPANY          BENEFITS UPON    FUND COMPLEX PAID
NAME OF PERSON, POSITION   FROM COMPANY      EXPENSES(1)         RETIREMENT        TO DIRECTORS
-------------------------  ------------  -------------------  ----------------  ------------------
David W. Jaffin, Director
and Chairman of the
Board                              --             --                 --                    --

Theodore Netzky,
Director and Chairman
of the Audit Committee        $44,000             --                 --               $44,000


Vincent J. Amabile,
Director                      $44,000             --                 --               $44,000

Soma Coulibaly,
Director                      $44,000             --                 --               $44,000

     Director Ownership of Fund Shares. The following table shows the dollar range of fund shares beneficially owned by each Director as of September 26, 2007. Since the Funds have not yet commenced operations, none of the Directors own any shares of the Funds.

                                                AGGREGATE DOLLAR
                                                 RANGE OF EQUITY
                                                SECURITIES IN ALL
                     DOLLAR RANGE OF EQUITY     FUNDS OVERSEEN BY
NAME OF DIRECTOR    SECURITIES FOR EACH FUND   DIRECTOR IN COMPLEX
------------------  ------------------------  --------------------
David W. Jaffin                N/A                     N/A

Theodore Netzky                N/A                     N/A

Vincent J. Amabile             N/A                     N/A

Soma Coulibaly                 N/A                     N/A

BOARD COMMITTEES

     The Funds' Board of Directors has established the following committees:

     Audit Committee. The Board has an Audit Committee that meets at least twice annually to select, oversee and set the compensation of the Company's independent registered public accounting firm (the "Accountants"). The Audit Committee is responsible for pre-approving certain non-audit services performed by the Accountants for the Advisor and the Funds' sub-advisor and certain of their control persons. The Audit Committee is comprised of all of the Company's Disinterested Directors. The Audit Committee also meets with the Accountants to review the Funds' financial statements and to report on its findings to the Board, and to provide the Accountants the opportunity to report on various other matters. The Audit Committee also acts as the Company's qualified legal compliance committee.

     Nominating Committee. The Board has a Nominating Committee to whose discretion the selection and nomination of directors who are not "interested persons," as defined in the 1940 Act, of the Funds is committed. The Nominating Committee is comprised of all of the Company's Disinterested Directors. This committee will consider any candidate for Director recommended by a current shareholder if the Committee is required by law to do so.

INVESTMENT ADVISOR AND SUB-ADVISOR

     XShares Advisors LLC (the "Advisor") serves as the investment advisor to the Funds with overall responsibility for the general management and administration of the Funds, subject to the supervision of the Company's Board of Directors. The Advisor is also responsible for employing any sampling strategy for the Funds. The Advisor is located at 420 Lexington Avenue, New York, NY 10170. The Advisor's parent company is XShares Group LLC ("XShares Group"). XShares Group is an early stage financial services company specializing in the development of innovative financial products and investment strategies. Adelante Shares LLC, the creator of the Underlying Indexes, is a wholly-owned subsidiary of ACM Acquisition LLC, which owns approximately 2.6% in XShares Group. Adelante Shares LLC is not a promoter of the Company or an affiliate of either the Advisor or the Company.

     BNY Investment Advisors (the "Sub-Advisor," or BNY"), a separate identifiable division of The Bank of New York, a New York state banking corporation, acts as the investment sub-advisor to the Funds. The Sub-Advisor is located at 1633 Broadway, 13th Floor, New York, NY 10019. As of July 31, 2007 BNY managed approximately $125 billion in assets. Pursuant to a Sub-Advisory Agreement between the Advisor and the Sub-Advisor, the Sub-Advisor will be responsible for the day-to-day management of the Funds, subject to the supervision of the Advisor and the Funds' Board of Directors. In this regard, the Sub-Advisor will be responsible for implementing the replication strategy for each Fund with regard to its Underlying Index and for general administration, compliance and management services as may be agreed between the Advisor and the Sub-Advisor from time to time.

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

     The Advisor serves as the investment advisor to each of the Funds pursuant to an Investment Advisory Agreement with the Company (the "Advisory Agreement"). Pursuant to the Advisory Agreement, the Advisor is responsible, subject to the supervision of the Company's Board for the day-to-day management of each Fund in accordance with each Fund's investment objectives, policies and strategies. The Advisor also administers the Company's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits its officers and employees to serve without compensation as officers, Directors or employees of the Company. Pursuant to the Advisory Agreement, the Advisor is authorized to engage one or more sub-advisors for the performance of any of the services to be provided by the Advisor under the Advisory Agreement. Under the Advisory Agreement, the Advisor is also responsible for arranging sub-advisory, transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Funds to operate.

     For the services it provides to the Funds, the Advisor receives a unified management fee equal to an annual rate of 0.58% of each Fund's average daily net assets. The fees are accrued daily and paid monthly. Out of the management fee, the Advisor pays all fees and expenses of the Sub-Advisor, Transfer Agent, Administrator and Accounting Agent, and Custodian. The Fund is responsible for the payment of all other expenses associated with its operation, including but not limited to, brokerage expenses, taxes, interest, fees and expenses of counsel to the Funds, fees and expenses of the Disinterested Directors (including legal counsel fees), certain out-of-pocket expenses of the Advisor or Sub-Advisor, including, but not limited to cost of obtaining prices for security valuations (including manual broker quotes), Federal Reserve charges related to securities transactions, postage and insurance on physical transfer items, telecommunication charges, and proxy voting execution, advice and reporting etc., fees and expenses of the Chief Compliance Officer and expenses associated with the Funds' compliance program, litigation expenses, fees and expenses of the Funds' independent auditors, registration fees, expenses associated with compliance by the Fund with mandatory regulatory mandates, including those relating to the development and distribution of its prospectus and shareholder reports, and extraordinary expenses.

     The Advisor at its discretion may waive its right to any portion of the advisory fee and may use any portion of this fee for purposes of shareholder and administrative services and for distribution of a Fund's shares. See "Distributor And Rule 12b-1 Plan" below. There can be no assurance that such fees will be waived in the future.

     In accordance with the terms of the Sub-Advisory Agreement, the Advisor pays the Sub-Advisor, out of its own resources, a fee based on a percentage of the average daily net assets of each Fund as set forth below:

          1. 10 basis points (0.10 %) of the first $100 million in combined daily net assets of all Funds; and

          2. 5 basis points (0.05%) of the combined daily net assets of all Funds in excess of $100 million.

     There is a minimum annual fee of $35,000 per Fund.

     The Advisory Agreement and the Sub-Advisory Agreement between the Advisor and the Sub-Advisor, with respect to each Fund, were initially approved by the Board on September 6, 2007. The Advisory Agreement and the Sub-Advisory Agreement, with respect to each Fund, continue in effect for two years from its effective date and may be continued in effect annually thereafter if such continuance is approved by (i) the Board, or (ii) a majority (as defined in the 1940 Act) of the outstanding voting securities of each applicable Fund, provided that in either case the continuance is also approved by a majority of the Disinterested Directors, by a vote cast in person at a meeting called for the purpose of voting on such continuance. The Advisory

Agreement and Sub-Advisory Agreement are each terminable without penalty by the Company with respect to one or more of the Funds on 60 days' written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board (including a majority of the Disinterested Directors), or by the Advisor or Sub-Advisor (as applicable) on 60 days' written notice, and will automatically terminate in the event of its assignment. Each of the Advisory Agreement and Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Advisor or Sub-Advisor, or of reckless disregard by each of them of their obligations thereunder, the Advisor and the Sub-Advisor shall not be liable for any action or failure to act in accordance with its duties thereunder.

PORTFOLIO MANAGERS

     Set forth below is additional information regarding the individuals identified in the Prospectus as primarily responsible for the day-to-day management of the Funds ("Portfolio Managers").

     Each Fund is managed by a separate division of the Sub-Advisor called the Index Fund Management Division. The five most senior members of the Index Fund Management Division that are responsible for the day-to-day management of the Funds are Kurt Zyla, Lloyd Buchanan, Denise Krisko, Robert McCormack and Todd Rose.

     Each of the portfolios or accounts managed by the Portfolio Managers in BNY's Index Fund Management Division are index funds which therefore seek to track the rate of return, risk profile and other characteristics of an index by either replicating the same combination of securities that compose that index or through a representative sampling of the securities that compose that benchmark based on objective criteria and data. The Portfolio Managers are required to manage each portfolio or account to meet those objectives. The Portfolio Managers in BNY's Index Fund Management Division manage these other accounts as a team.

     As of July 31, 2007 the team managed seven (7) other registered investment companies with approximately $2.1 billion in assets; ten (10) pooled investment vehicles with approximately $6.8 billion in assets and one hundred and five
(105) other accounts with approximately $14.9 billion in assets. Other than these accounts, there are no separate accounts individually managed by any of the Portfolio Managers on the team. None of these accounts have an advisory fee that is based on the performance of the accounts.

PORTFOLIO MANAGER COMPENSATION

     As of July 31, BNY's Portfolio Managers' compensation generally consists of base salary, bonus, and various long-term incentive compensation vehicles, if eligible. In addition, the Portfolio Managers are eligible for the standard retirement benefits and health and welfare benefits available to all BNY employees. In the case of Portfolio Managers who are also responsible for managing managed accounts other than the Funds, the method used to determine their compensation is the same for all Funds and investment accounts. A Portfolio Manager's base salary is determined by the manager's experience and performance in the role, taking into account the ongoing compensation benchmark analyses performed by BNY's Human Resources

Department. A Portfolio Manager's base salary is generally a fixed amount that may change as a result of periodic reviews, upon assumption of new duties, or when a market adjustment of the position occurs. A Portfolio Manager's bonus is determined by a number of factors. One factor is gross, pre-tax performance of a fund relative to expectations for how the fund should have performed, given its objectives, policies, strategies and limitations, and the market environment during the measurement period. This performance factor is not based on the value of assets held in a Fund's portfolio. Additional factors include the Portfolio Manager's contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The bonus is paid on an annual basis.

PORTFOLIO MANAGER OWNERSHIP OF FUND SHARES

     Since the Funds have not yet commenced operations, none of the Portfolio Managers beneficially own any shares of the Funds.

POTENTIAL CONFLICTS OF INTEREST

     The Portfolio Managers for each Fund manage multiple portfolios for multiple clients. These accounts may include investment companies, separate accounts (assets managed on behalf of individuals and institutions such as pension funds, insurance companies and foundations), and bank collective and common trust accounts. Each Portfolio Manager generally manages portfolios having substantially the same investment style as the relevant Fund. However, the portfolios managed by a Portfolio Manager may not have portfolio compositions identical to those of the Fund(s) managed by the Portfolio Manager due, for example, to specific investment limitations or guidelines present in some portfolio or Funds but not others. The Portfolio Managers may purchase securities for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. A Portfolio Manager may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of a Fund, or make investment decisions that are similar to those made for a Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, a Portfolio Manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures that are or have the potential to be higher than the sub-advisory fees paid to each Sub-Advisor. However, the compensation structure for Portfolio Managers generally does not provide any incentive to favor one account over another because that part of a manager's bonus based on performance is not based on the performance of one account to the exclusion of others.

DISTRIBUTOR AND RULE 12b-1 PLAN

     Distributor. ALPS Distributors, Inc., a Colorado corporation with principal offices at 1290 Broadway, Suite 1100, Denver, Colorado, serves as the distributor of Creation Units for each Fund on an agency basis (the "Distributor"). The Distributor has entered into a Distribution Agreement with the Company pursuant to which it distributes the shares of the Funds. Shares are continuously offered for sale by the Distributor only in Creation Unit Aggregations. Fund shares in less than Creation Unit Aggregations are not distributed by the Distributor.

     Under the Distribution Agreement, the Distributor, for nominal consideration (i.e., $1.00) and as agent for the Funds, will solicit orders for the purchase of the Funds' shares, provided that any subscriptions and orders will not be binding on the Funds until accepted by the Funds. The Distributor will deliver Prospectuses and, upon request, Statements of Additional Information to persons purchasing Creation Unit Aggregations and will maintain records of orders placed with it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of the National Association of Securities Dealers, Inc. ("NASD").

     The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit Aggregations of Fund shares. Such Soliciting Dealers may also be Participating Organizations (as discussed in "Procedures for Creation of Creation Unit Aggregations" below) or DTC participants (as defined below).

     The Distribution Agreement was initially approved by the Board on September 6, 2007. The Distribution Agreement continues in effect for two years from its effective date and may be continued in effect annually thereafter if such continuance is approved by (i) the Board, or (ii) a majority (as defined in the 1940 Act) of the outstanding voting securities of each applicable Fund, provided that in either case the continuance is also approved by a majority of the Disinterested Directors, by a vote cast in person at a meeting called for the purpose of voting on such continuance. The Distribution Agreement is terminable without penalty by the Company with respect to one or more of the Funds on 60 days' written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board (including a majority of the Disinterested Directors), or by the Distributor on 60 days' written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Distributor, or of reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.

     Rule 12b-1 Plan. The Company's Board of Directors has adopted a distribution and service plan pursuant to Rule 12b-1 of the 1940 Act with respect to each Fund (the "Plan"). Under the Plan, the Funds may reimburse the Distributor up to a maximum rate of 0.25% per annum of the Funds' average daily net assets (the "Shareholder Servicing Fee") for providing or arranging for others to provide shareholder services and for the maintenance of shareholder accounts. The fee is accrued daily and paid monthly. The Board of Directors has determined that no payments will be made by the Funds under the Rule 12b-1 Plan during the first twelve months of the Funds' operation.

     The Plan also provides that the Advisor or the Distributor may make payments from time to time from their own resources, which may include the advisory fees, distribution fees and past profits for the following purposes:
(i) to pay the costs of and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing on behalf of the Funds; (ii) to compensate certain Participating Organizations for providing assistance in distributing the shares of the Funds; and (iii) to pay the costs of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel of the Distributor and other persons in connection with the distribution of the Funds' shares. Such payments will not increase the amount which the Funds are required to pay to the Advisor or the Distributor for any fiscal year under the Investment Advisory Agreement or Distribution Agreement in effect for that year.

     In accordance with Rule 12b-1, the Plan provides that all written agreements relating to the Plan entered into between either the Funds or the Distributor and Participating Organizations or other organizations must be in a form satisfactory to the Funds' Board of Directors. In addition, the Plan requires the Funds and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for pursuant to the Plan and identifying the servicing and distribution activities for which those expenditures were made.

     The Plan provides that it may continue in effect for successive annual periods provided it is approved by the Funds' shareholders or by the Board of Directors, including a majority of Disinterested Directors. The Plan was initially approved by the Board of Directors on September 6, 2007, and will remain in effect until September 6, 2008. The Plan further provides that it may not be amended to increase materially the amounts which may be spent by the Funds pursuant to the Plan without shareholder approval, and that other material amendments must be approved by the Board of Directors, in the manner described in the preceding sentence. The Plan may be terminated at any time by a vote of a majority of the Disinterested Directors or the Funds' shareholders.

ADMINISTRATOR AND ACCOUNTING AGENT

     The Bank of New York Company, Inc. ("BONY") serves as Administrator and Accounting Agent for the Funds. Its principal address is 101 Barclay Street, New York, New York 10286.

     BONY serves as Administrator and Accounting Agent for the Funds pursuant to an Administration and Accounting Agreement. Under the Administration and Accounting Agreement, BONY is obligated on a continuous basis, to provide certain administration, valuation, accounting and computational services necessary for the proper administration of the Company and each Fund. As Fund Accountant, BONY holds the Funds' assets, calculates the net asset value of Shares and calculates net income and realized capital gains or losses. Pursuant to the Administration and Accounting Agreement, the Company has agreed to indemnify BONY for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from negligence or willful misconduct in the performance of its duties.

CUSTODIAN AND TRANSFER AGENT

     BONY, 101 Barclay Street, New York, New York 10286 also serves as custodian for the Funds pursuant to a Custodian Agreement. BONY also serves as transfer agent of the Funds pursuant to a Transfer Agency Agreement. BONY may be reimbursed by the Funds for its out-of-pocket expenses.

LEGAL COUNSEL

     Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022, serves as legal counsel to the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING COMPANY

     Eisner LLP serves as the Funds' independent registered public accounting firm. The independent registered public accounting firm audits the Funds' annual financial statements and provides other related services.

             V. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of September 26, 2007, the officers and Directors, as a group, owned beneficially less than 1% of the shares of any of the Funds.

     As of September 26, 2007, no shareholder owned of record, 5% or more of the outstanding shares of a Fund.

                               VI. CODE OF ETHICS

     The Company, the Advisor, the Sub-Advisor and the Distributor have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics restrict the personal securities transactions of access persons, as defined in the codes, of the Funds in securities that may be purchased or held by the Funds to ensure that such investments do not disadvantage the Funds. The codes of ethics for the Company, the Advisor, the Sub-Advisor and the Distributor are filed as exhibits to the Funds' registration statement and instructions concerning how these documents can be obtained may be found on the back cover of the Funds' Prospectus.

                           VII. PROXY VOTING POLICIES

     The Board of Directors has delegated the responsibility to vote proxies for securities held in the Funds' portfolios to the Advisor, subject to the Board's oversight. The Advisor's proxy voting policies, attached as Appendix A, are reviewed periodically, and, accordingly are subject to change. Each Fund's voting record relating to portfolio securities for the 12-month period ended June 30, 2008, may be obtained on the Fund's website at www.adelanteshares.com and on the SEC's website at http://www.sec.gov.

           VIII. PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

     The Company's Board of Directors has adopted a policy regarding the disclosure of information about the Funds' portfolio securities. The Funds' portfolio holdings are publicly disseminated each day the Funds are open for business through financial reporting and news services including publicly available internet web sites. In addition, a basket composition file, which includes the security names and share quantities required to be delivered in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the NYSE Arca via the National Securities Clearing Corporation ("NSCC"). The basket represents one Creation Unit of the applicable Fund.

                           IX. PORTFOLIO TRANSACTIONS

     The policy of the Company regarding purchases and sales of securities for the Funds is that primary consideration will be given to obtaining "best execution" of transaction at commission rates that are reasonable in relation to the value of brokerage services obtained. Consistent with this policy, when securities transactions are effected on a stock exchange, the Company's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Advisor and the Sub-Advisor rely upon their experience and knowledge regarding commissions generally charged by various brokers and on their judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases, an exact dollar value for those services is not ascertainable.

     The Advisor and Sub-Advisor owe a fiduciary duty to their clients to obtain best execution on trades effected. "Best execution" does not necessarily mean that only brokers offering the lowest available commission rate will be selected to execute transactions. In determining "best execution," the full range of brokerage services applicable to a particular transaction may be considered, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Advisor and Sub-Advisor will also use ECNs when appropriate.

     The Advisor and Sub-Advisor do not presently participate in any soft dollar arrangements. They may, however, aggregate trades with clients of the Sub-Advisor, whose commission dollars are used to generate soft dollar credits. Although the Company's commissions are not used for soft dollars, the Company may benefit from the soft dollar products/services received by the Sub-Advisor.

     The Advisor and Sub-Advisor assume general supervision over placing orders on behalf of the Company for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Company and one or more other clients of the Advisor or Sub-Advisor are considered at or about the same time, transactions in such securities are allocated among the several clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Advisor and Sub-Advisor. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Company is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Company.

     Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The portfolio turnover rate for each Fund may exceed 100%. The overall reasonableness of brokerage commissions is evaluated by the Advisor and the Sub-Advisor based upon its knowledge of available information as to the general level of commission paid by other institutional investors for comparable services.

                                 X. SHARE PRICE

NET ASSET VALUE

     Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange "(NYSE"), generally 4:00 p.m., Eastern Time. NAV per share is computed by dividing the net assets allocated to each share class by the number of Fund shares outstanding for that class.

                XI. INFORMATION ABOUT ADELANTE SHARES(TM) SHARES

     Each Fund offers and issues an exchange-traded class of shares called Adelante Shares(TM). Each Fund issues and redeems Adelante Shares(TM) shares in large lots, known as "Creation Units." To purchase or redeem a Creation Unit, you must be a Participating Organization or you must do so through a broker that is a Participating Organization. A Participating Organization is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation (NSCC) or a participant in the Depository Trust Company (DTC) that has executed a Participant Agreement with the Funds' Distributor.

     Each Fund issues Creation Units in kind, in exchange for a basket of stocks that are part of the Fund's Underlying Index (Deposit Securities). Each Fund also redeems Creation Units in kind; an investor who tenders a Creation Unit will receive, as redemption proceeds, a basket of stocks that are part of a Fund's portfolio holdings (Redemption Securities). The Deposit Securities and the Redemption Securities will usually, but may not necessarily always, be the same. As part of any creation or redemption transaction, the investor will either pay or receive some cash in addition to the securities, as described more fully below. Each Fund reserves the right to issue Creation Units for cash, rather than in kind, although each has no current intention of doing so.

INFORMATION ABOUT THE UNDERLYING INDEX AND THE INDEX ADMINISTRATOR

     Based on its own proprietary model, Adelante Shares LLC has established specific, defined characterization/inclusion/exclusion criteria governing the stocks that are included in each Underlying Index (the "Index Methodology"). Each Underlying Index is administered by Standard & Poor's, the Index Administrator, and in that capacity has sole responsibility and authority for maintaining each Underlying Index and determining, in accordance with this objective criteria, which securities are to be added or removed from a Underlying Index. The Underlying Indexes have been designed to track issuers in the commercial real estate industry that share specific fundamental investment characteristics or are in specific cross-sections of the commercial real estate industry. Each Underlying Index is compiled, maintained and calculated without regard to the Advisor, Sub-Advisor, or Distributor. The Index Administrator has no obligation to take the specific needs of the Advisor, Sub-Advisor or Distributor into account in the determination and calculation of each Underlying Index. BNY Investment Advisors (the "Sub-Advisor" or "BNY") acts as the investment Sub-Advisor to the Funds and will be responsible for the day-to-day management of each Fund's portfolio, which involves principally reconfiguring the portfolio of each Fund, typically quarterly, to reflect any reconfiguration in the Underlying Index by the Index Administrator.

     It is expected that each Underlying Index will be available through major market data vendors as a result of dissemination to the Consolidated Tape Association by the NYSE Arca. The NYSE Arca is not affiliated with the Company, the Funds, the Advisor, the Sub-Advisor or the Distributor. Each Fund is entitled to use its respective Underlying Index pursuant to a licensing agreement between Adelante Shares LLC and the Advisor. There is no charge to the Funds in connection with this licensing agreement.

EXCHANGE LISTING AND TRADING

     Each Fund's Adelante Shares(TM) shares have been approved for listing on the NYSE Arca and will trade on the NYSE Arca at market prices that may differ from net asset value. The only relationship that the NYSE Arca has with the Advisor, the Sub-Advisor, the Distributor or the Company in connection with the Funds is that the NYSE Arca lists the Adelante Shares(TM) shares pursuant to its listing agreement with the Company. The NYSE Arca has no obligation or liability in connection with the administration, marketing or trading of the Funds.

     There can be no assurance that, in the future, a Fund's Adelante Shares(TM) shares will continue to meet all of the NYSE Arca's listing requirements. The NYSE Arca may, but is not required to, delist a Fund's Adelante Shares(TM) shares if: (1) following the initial 12-month period beginning upon the commencement of trading, there are fewer than 50 beneficial owners of a Fund's Adelante Shares(TM) shares for 30 or more consecutive trading days; (2) the value of the Underlying Index related to the Fund is no longer calculated or available; or (3) such other event shall occur or condition exist that, in the opinion of the NYSE Arca, makes further dealings on the NYSE Arca inadvisable. The NYSE Arca will also delist a Fund's Adelante Shares(TM) shares upon termination of a Fund's Adelante Shares(TM) shares class.

     As with any stock traded on an exchange, purchases and sales of a Fund's Adelante Shares(TM) shares will be subject to usual and customary brokerage commissions. The Company reserves the right to adjust the price levels of the Adelante Shares(TM) shares (but not their value) in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, and would have no effect on the net assets of a Fund.

BOOK ENTRY ONLY SYSTEM

     DTC acts as securities depositary for the Adelante Shares(TM) shares. Adelante Shares(TM) shares are registered in the name of the DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for Adelante Shares(TM) shares. DTC is a limited-purpose trust company that was created to hold securities of its participants (the DTC Participants) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and the NASD. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

     Beneficial ownership of Adelante Shares(TM) shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Adelante Shares(TM) shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Adelante Shares(TM) shares.

     Each Fund recognizes DTC or its nominee as the record owner of all Adelante Shares(TM) shares for all purposes. Beneficial Owners of Adelante Shares(TM) shares are not entitled to have Adelante Shares(TM) shares registered in their names, and will not receive or be entitled to physical delivery of share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Adelante Shares(TM) shares.

     Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Company upon request and for a fee a listing of the Adelante Shares(TM) shares of each Fund held by each DTC Participant. The Company shall obtain from each such DTC Participant the number of Beneficial Owners holding Adelante Shares(TM) shares, directly or indirectly, through such DTC Participant. The Company shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Company shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

     Share distributions shall be made to DTC or its nominee as the registered holder of all Adelante Shares(TM) shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Adelante Shares(TM) shares of the appropriate Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Adelante Shares(TM) shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

     The Company has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Adelante Shares(TM) shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

     DTC may determine to discontinue providing its service with respect to Adelante Shares(TM) shares at any time by giving reasonable notice to the Company and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Company shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of Adelante Shares(TM) shares, unless the Company makes other arrangements with respect thereto satisfactory to the NYSE Arca (or such other exchange on which Adelante Shares(TM) shares may be listed).

PURCHASE AND ISSUANCE OF ADELANTE SHARES(TM) SHARES IN CREATION UNITS

     The Funds issue and sell Adelante Shares(TM) shares only in Creation Units on a continuous basis through the Distributor, without a sales load, at their net asset value next determined after receipt, on any Business Day, of an order in proper form. The Funds will not issue fractional Creation Units. A Business Day is any day on which the NYSE Arca is open for business.

FUND DEPOSIT

     The consideration for purchase of a Creation Unit from a Fund generally consists of the in kind deposit of a designated portfolio of equity securities (the Deposit Securities) per each Creation Unit Aggregation constituting a substantial replication of the stocks included in the Underlying Index and an amount of cash (the Cash Component) consisting of a Balancing Amount (described below) and a Transaction Fee (also described below). Together, the Deposit Securities and the Cash Component constitute the Fund Deposit.

     The Balancing Amount is an amount equal to the difference between the net asset value (NAV) of a Creation Unit and the market value of the Deposit Securities (the "Deposit Amount"). It ensures that the NAV of a Fund Deposit (not including the Transaction Fee) is identical to the NAV of the Creation Unit it is used to purchase. If the Balancing Amount is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities), then that amount will be paid by the purchaser to the Fund in cash. If the Balancing Amount is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities), then that amount will be paid by the Fund to the purchaser in cash (except as offset by the Transaction Fee, described below).

     The Company, through the NSCC (discussed below), makes available on each Business Day, immediately prior to the opening of the regular trading session on the NYSE Arca (currently 9:30 a.m., Eastern Time), a list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit for each Fund (based on information at the end of the previous Business Day). The Fund Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of a Fund until such time as the next-announced Fund Deposit composition is made available. Each Fund reserves the right to accept a nonconforming Fund Deposit.

     The identity and number of shares of the Deposit Securities required for a Fund Deposit may change to reflect rebalancing adjustments and corporate actions by a Fund, or in response to adjustments to the weighting or composition of the component stocks of the Underlying Index. In addition, the Company reserves the right to permit or require the substitution of an amount of cash--i.e., a "cash in lieu" amount--to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery, may not be eligible for transfer through the Clearing Process (discussed below), or may not be eligible for trading by a Participating Organization (as defined below) or the investor for which a Participating Organization is acting. Brokerage commissions incurred in connection with acquisition of Deposit Securities not eligible for transfer through the systems of DTC and hence not eligible for transfer through the Clearing Process (discussed below) will be an expense of the Fund. However, the Advisor, subject to the approval of the Board of Directors, may adjust the Transaction Fee (described below) to protect existing shareholders from this expense.

     In addition to the list of names and numbers of securities constituting the current Deposit Securities, the Company, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit of the Fund. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the appropriate Fund, and the Fund's determination shall be final and binding.

PROCEDURES FOR CREATION OF CREATION UNITS

     To be eligible to place orders with the Distributor and to purchase Creation Units from a Fund, you must be (i) a Participating Organization, i.e., a broker dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC, or (ii) a DTC Participant, and in each case, must have executed an agreement with the Distributor governing the purchase and redemption of Creation Units (the Participant Agreement). A Participating Organization and DTC Participant are collectively referred to as an "Authorized Participant." Investors should contact the Distributor for the names of Authorized Participants that have signed a Participation Agreement. All Fund Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

     All orders to create Creation Unit Aggregations, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the closing time of the regular trading session on the NYSE Arca ("Closing Time") (ordinarily 4:00 p.m., Eastern Time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of the Fund as next determined on such date after receipt of the order in proper form. In the case of custom orders, the order must be received by the Distributor no later than

3:00 p.m. Eastern Time on the trade date. A custom order may be placed by an Authorized Participant in the event that the Company permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the "Transmittal Date." Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see the Placement of Creation Orders Using Clearing Process and the Placement of Creation Orders Outside Clearing Process sections). Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

     All orders from investors who are not Authorized Participants to create Creation Unit Aggregations shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of a Fund have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

     Placement of Creation Orders Using Clearing Process. The Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party's creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Company, together with such additional information as may be required by the Distributor. An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed.

     Placement of Creation Orders Outside Clearing Process. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement with the Distributor. A DTC Participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 11:00 a.m., Eastern Time, of the next Business Day immediately following the Transmittal Date.

     All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Company, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern Time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day immediately following the Transmittal Date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current Deposit Securities and Cash Component. The delivery of Creation Unit Aggregations so created will occur no later than the third
(3rd) Business Day following the day on which the purchase order is deemed received by the Distributor.

     Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC participant) and in the limited circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. (See Creation Transaction Fee section below).

     Creation Unit Aggregations may be created in advance of receipt by the Company of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Fund Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 105% of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit"). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., Eastern Time, on such date, and federal funds in the appropriate amount are deposited with the Custodian by 11:00 a.m., Eastern Time, the following Business Day. If the order is not placed in proper form by 4:00 p.m. or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be canceled and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Company, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Company in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern Time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Company may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Company and Fund for the costs incurred by the Company in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Company will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Company and deposited into the Company. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Creation Unit Aggregations so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

     Acceptance of Orders for Creation Unit Aggregations. The Company reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of a Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (iii) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Company or the Advisor, have an adverse effect on the Company or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Company, the Custodian, the Distributor and the Advisor make it, for all practical purposes, impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Company, the Advisor, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order of such person. The Company, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

     All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Company, and the Company's determination shall be final and binding.

     Creation Transaction Fee. To compensate the Company for transfer and other transaction costs involved in creation transactions through the Clearing Process, investors will be required to pay a fixed creation transaction fee, described below, payable to the Company regardless of the number of creations made each day, An additional charge of up to three (3) times the fixed transaction fee (expressed as a percentage of the value of the Deposit Securities) may be imposed for (i) creations effected outside the Clearing Process; and (ii) cash creations (to offset the Company's brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Company.

     The Standard Creation/Redemption Transaction Fee for the Fund will be $500. The Maximum Creation/Redemption Transaction Fee for the Fund will be $3,000.

     Redemption of Fund Shares in Creation Units Aggregations. Fund Shares may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. A Fund will not redeem Shares in amounts less than Creation Unit Aggregations. Beneficial owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Company. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund Shares to constitute a redeemable Creation Unit Aggregation.

     With respect to a Fund, the Custodian, through the NSCC, makes available prior to the opening of the regular trading session on the NYSE Arca (currently 9:30 a.m., Eastern Time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

     Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities, as announced on the Business Day of the request for redemption received in proper form, plus or minus cash in an amount equal to the difference between the NAV of the Fund Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a redemption transaction fee as listed below. In the event that the Fund Securities have a value greater than the NAV of the Fund Shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

     The right of redemption may be suspended or the date of payment postponed
(i) for any period during which the NYSE Arca is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE Arca is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund or determination of a Fund's NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

     Redemption Transaction Fee. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by a Fund. An additional variable charge for cash redemptions (when cash redemptions are available or specified) for a Fund may be imposed. Investors will also bear the costs of transferring the Fund Securities from the Company to their account or on their order. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit Aggregation may be charged an additional fee for such services. The redemption transaction fees for a Fund are the same as the creation fees set forth above.

     Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Unit Aggregations through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Unit Aggregations using the Clearing Process is deemed received by the Company on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern Time, on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the relevant Fund as next determined. An order to redeem Creation Unit Aggregations using the Clearing Process made in proper form but received by the Company after 4:00 p.m., Eastern Time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such next Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.

     Placement of Redemption Orders Outside Clearing Process. Orders to redeem Creation Unit Aggregations outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of Fund Shares directly through DTC. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Company on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern Time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of Shares of the Fund, which delivery must be made through DTC to the Custodian no later than 11:00 a.m., Eastern Time (for the Fund Shares) on the next Business Day immediately following such Transmittal Date (the "DTC Cut-Off-Time") and 2:00 p.m., Eastern Time for any Cash Component, if any, owed to the Fund; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Company has deemed an order for redemption outside the Clearing Process received, the Company will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount, if any, owed to the redeeming Beneficial Owner to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Company.

     The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered/received upon redemption will be made by the Custodian according to the procedures set forth under Determination of NAV computed on the Business Day on which a redemption order is deemed received by the Company. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be determined by the Custodian on such Transmittal Date. If, however, either (i) the requisite number of Shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be computed on the Business Day following the Transmittal Date provided that the Fund Shares of the relevant Fund are delivered through DTC to the Custodian by 11:00 a.m. the following Business Day pursuant to a properly submitted redemption order.

     If it is not possible to effect deliveries of the Fund Securities, the Company may in its discretion exercise its option to redeem such Fund Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Fund Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Fund's brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash in lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Fund Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Company could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Fund Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

                     XII. CAPITAL STOCK AND OTHER SECURITIES

     There are no restrictions on the right of shareholders to retain or dispose of the Funds' shares, other than the possible future termination of a Fund or share class. Each Fund or class may be terminated by reorganization into another mutual fund or class or by liquidation and distribution of the assets of the Fund or class. Unless terminated by reorganization or liquidation, each Fund and share class will continue indefinitely.

     The Company is organized as a corporation under Maryland law. A shareholder of a Fund will not be personally liable for payment of the Fund's debts except by reason of his or her own conduct or acts.

     The authorized capital stock of the Company consists of 17,500,000,000 shares of stock, having a par value of $.0001 per share. The Company's Board of Directors is authorized to divide the shares into separate series of stock, one for each of the Funds that may be created. The series (Funds) set forth herein have been established by the Board of Directors under the Charter of the Company. Each series represents a separate pool of assets of the Company's shares and has different objectives and investment policies. Except as noted below, each share when issued will have equal dividend, distribution and liquidation rights within the series for which it was issued, and each fractional share has rights in proportion to the percentage it represents of a whole share. Generally, all shares will vote in the aggregate, as a single class except if voting by class is required by law or the matter involved affects only one class, in which case shares will be voted separately by class. Shares of all series have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the affected series. There are no conversion or preemptive rights in connection with any shares of the Funds. The Funds have no sinking fund provisions. All shares when issued in accordance with the terms of the offering will be fully paid and non-assessable. Each Fund's redemption provisions are described in its current Prospectus and elsewhere in this Statement of Additional Information.

     The shares of the Funds have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of Directors can elect 100% of the Directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. The Company's Charter and Bylaws provide the holders of one-third of the outstanding shares of the Funds present at a meeting in person or by proxy will constitute a quorum for the transaction of business at all meetings.

     As a general matter, the Company will not hold annual or other meetings of the Funds' shareholders. This is because the Bylaws of the Company provide for annual meetings only as required by the 1940 Act. Annual and other meetings may be required with respect to such additional matters relating to the Funds as may be required by the 1940 Act, any registration of the Funds with the SEC or any state, or as the Directors may consider necessary or desirable. Each Director serves until the next meeting of shareholders called for the purpose of considering the re-election of such Director or the election of a successor to such Director.

                        XIII. DIVIDENDS AND DISTRIBUTIONS

     The following information supplements and should be read in conjunction with the section in the Prospectus entitled "FUND DISTRIBUTIONS."

     General Policies. Dividends from net investment income, if any, are declared and paid annually by each Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Company may make distributions on a more frequent basis for certain Funds to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act.

     Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Company.

     The Company makes additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Company, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Company reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income.

     Dividend Reinvestment Service. The Company will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds. However, certain broker-dealers may make the DTC book-entry dividend reinvestment service available to their customers who own Fund shares. If this service is available and used, dividend distributions of both income and capital gains would automatically be reinvested in additional whole and fractional Fund shares of the same Fund purchased in the secondary market. Without this service, investors will receive their distributions in cash. In order to achieve the maximum total return on their investments, investors are encouraged to use the dividend reinvestment service. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require Fund shareholders to adhere to specific procedures and timetables.

                                 XIV. TAXATION

     The following supplements the tax information contained in the Prospectus.

     For federal income tax purposes, each Fund is treated as a separate corporate entity and has elected and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. Such qualification generally relieves a Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with applicable requirements. If, for any reason, a Fund does not qualify for a taxable year for the special federal tax treatment afforded regulated investment companies, the Fund would be subject to federal tax on all of its taxable income at regular corporate rates, without any deduction for dividends to shareholders. In such event, dividend distributions would be taxable as ordinary income to shareholders to the extent of such Fund's current and accumulated earnings and profits and would be eligible for the dividends received deduction available in some circumstances to corporate shareholders. Moreover, if a Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses), if any. The Funds intend to make sufficient distributions or deemed distributions of their ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

     Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

     The tax principles applicable to transactions in financial instruments and futures contacts and options that may be engaged in by a Fund and investments in passive foreign investment companies ("PFICs") are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions or to borrow money so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to Shareholders as ordinary income. In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the PFIC shares.

     Special rules govern the federal income tax treatment of certain transactions denominated in a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following:
(1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option, or similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marked-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts, and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "Section 988 hedging transaction" will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a Fund which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

     Each Fund will be required in certain cases to withhold "backup withholding" on taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund when required to do so either that they are not subject to backup withholding or that they are "exempt recipients." Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder's ultimate federal income tax liability if proper documentation is provided.

     If a Fund holds more than 50% of their assets in foreign stock and securities at the close of their taxable year, the Fund may elect to "pass through" to the Funds' shareholders foreign income taxes paid. If a Fund so elects, shareholders will be required to treat their pro rata portion of the foreign income taxes paid by the Fund as part of the amounts distributed to them and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If a Fund does not qualify or elect to pass through to the Funds' shareholders foreign income taxes paid, shareholders will not be able to claim any deduction or credit for any part of the foreign income taxes paid by the Fund.

     The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action. Shareholders are advised to consult their tax advisers concerning their specific situations and the application of state, local and foreign taxes.

                                XV. LICENSE GRANT

     Adelante Shares LLC makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Underlying Indexes to track general market performance. As noted above, Adelante Shares LLC, the creator of the Underlying Indexes, is a wholly-owned subsidiary of ACM Acquisition LLC, which owns approximately 2.6% in XShares Group. Adelante Shares LLC is not a promoter of the Company or an affiliate of either the Advisor or the Company. The Underlying Indexes are determined, composed and calculated without regard to the Advisor or the Funds. The Index Administrator has no obligation to take the needs of the Advisor or the owners of the Funds into consideration in determining, composing or calculating the Underlying Indexes. Adelante Shares LLC is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Funds to be issued or in the determination or calculation of the equation by which the Funds are to be converted into cash.

                           XVI. FINANCIAL STATEMENTS

     Each Fund's statements of assets and liabilities the report thereon of Eisner LLP, an independent registered public accounting firm, also appearing therein, is included as part of this Statement of Additional Information. For a more complete discussion of each Fund's performance, following commencement of operations, please see the Funds' annual and semi-annual reports to shareholders, which may be obtained without charge.

REALTY FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 10, 2007

                         ADELANTE        ADELANTE        ADELANTE        ADELANTE        ADELANTE        ADELANTE        ADELANTE
                          SHARES          SHARES          SHARES          SHARES          SHARES          SHARES          SHARES
                         RE GROWTH       RE VALUE       RE CLASSICS      RE KINGS         RE YIELD      RE SHELTER     RE COMPOSITE
                           (TM)            (TM)            (TM)            (TM)          PLUS (TM)         (TM)           (TM)
                         EXCHANGE-       EXCHANGE-       EXCHANGE-       EXCHANGE-       EXCHANGE-       EXCHANGE-       EXCHANGE-
                          TRADED          TRADED          TRADED          TRADED          TRADED          TRADED          TRADED
                           FUND            FUND            FUND            FUND            FUND            FUND            FUND
                      --------------  --------------  --------------  --------------  --------------  --------------  --------------
ASSETS:
   Cash               $       14,286  $       14,286  $       14,286  $       14,286  $       14,286  $       14,286  $       14,286
                      --------------  --------------  --------------  --------------  --------------  --------------  --------------
   Total assets               14,286          14,286          14,286          14,286          14,286          14,286          14,286
                      --------------  --------------  --------------  --------------  --------------  --------------  --------------
NET ASSETS            $       14,286  $       14,286  $       14,286  $       14,286  $       14,286  $       14,286  $       14,286
                      ==============  ==============  ==============  ==============  ==============  ==============  ==============
NET ASSETS
   CONSIST OF:
   Paid-in capital    $       14,286  $       14,286  $       14,286  $       14,286  $       14,286  $       14,286  $       14,286
                      --------------  --------------  --------------  --------------  --------------  --------------  --------------
NET ASSETS            $       14,286  $       14,286  $       14,286  $       14,286  $       14,286  $       14,286  $       14,286
                      ==============  ==============  ==============  ==============  ==============  ==============  ==============
SHARES ISSUED
   AND OUTSTANDING:
                      ==============  ==============  ==============  ==============  ==============  ==============  ==============
   Shares authorized
      @ $0.0001
      par value        2,500,000,000   2,500,000,000   2,500,000,000   2,500,000,000   2,500,000,000   2,500,000,000   2,500,000,000
                      ==============  ==============  ==============  ==============  ==============  ==============  ==============
   Shares issued             571.429         571.429         571.429         571.429         571.429         571.429         571.429
                      ==============  ==============  ==============  ==============  ==============  ==============  ==============
   Net Asset Value
      per share       $        25.00  $        25.00  $        25.00  $        25.00  $        25.00  $        25.00  $        25.00
                      ==============  ==============  ==============  ==============  ==============  ==============  ==============

SEE NOTES TO STATEMENTS OF ASSETS AND LIABILITIES

Realty Funds, Inc.
Notes to the Statements of Assets and Liabilities
September 10, 2007

NOTE 1: Organization

Realty Funds, Inc. (the "Company") was organized as a Maryland Company on April 13, 2007 and has had no operations as of September 10, 2007 other than matters relating to its organization and registration as an investment company under the Investment Company Act of 1940 and the sale and issuance of shares of beneficial interest in each of the Company's seven series of funds to XShares Advisors LLC (the "Advisor"), a wholly owned subsidiary of XShares Group LLC ("XShares Group").

The Company currently consists of the following seven (7) initial series of underlying fund portfolios (each a "Fund" and collectively the "Funds"):

               Adelante Shares RE Growth(TM) Exchange-Traded Fund
                Adelante Shares RE Value(TM) Exchange-Traded Fund
              Adelante Shares RE Classics(TM) Exchange-Traded Fund
                Adelante Shares RE Kings(TM) Exchange-Traded Fund
             Adelante Shares RE Yield Plus(TM) Exchange-Traded Fund
               Adelante Shares RE Shelter(TM) Exchange-Traded Fund
              Adelante Shares RE Composite(TM) Exchange-Traded Fund

Each Fund seeks to invest in a portfolio of securities that substantially replicates a particular underlying index, all of which were created by Adelante Shares LLC ("Adelante"). Each Underlying Index is designed to track issuers in the commercial real estate industry that share specific fundamental investment characteristics or are in specific cross-sections of the commercial real estate industry. Adelante is a wholly-owned subsidiary of ACM Acquisition LLC, which owns approximately 2.6% in XShares Group.

Each Fund offers shares, known as Adelante Shares(TM) that are intended to be listed and traded on the NYSE Arca, Inc. ("NYSE Arca"). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value, only in a large specified number of shares (100,000 shares for each Fund), each called a "Creation Unit."

Except when aggregated in Creation Units, shares are not individually redeemable securities of the Funds. Transaction fees at scheduled amounts ranging from $500 to $3,000 per creation unit are charged to those persons creating or redeeming Creation Units.

NOTE 2: Significant Accounting Policies

Use of Estimates - The preparation of these statements of assets and liabilities in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of these statements of assets and liabilities. Actual results could differ from those estimates.

Portfolio of Securities Valuation - When calculating the NAV of the Funds' shares, stocks held by the Fund are valued at their market value when reliable market quotations are readily available. When reliable market quotations are not readily available, securities are priced at their estimated fair value.

Federal Income Taxes - Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. If so qualified, each Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders.

Note 3. Investment Advisory and Other Agreements

The Advisor to the Funds has overall responsibility for the general management and administration of the Funds, subject to the supervision of the Funds' Board of Directors. Under the Investment Advisory Agreement, the Advisor is responsible for arranging sub-advisory, transfer agency, custody, fund administration, and all other non-distribution related services for the Funds to operate. The Advisor will also be responsible for employing any sampling strategy for the Funds. The Investment Advisory Agreement has an initial term of two years and can be terminated with sixty days written notice when authorized either by a majority vote of each Fund's outstanding voting shares or by a vote of a majority of the Company's Board of Directors.

For the services it provides to the Funds, the Advisor receives a unified management fee equal to an annual rate of 0.58% of each Fund's average daily net assets. The fees are accrued daily and paid monthly. Out of the management fee, the Advisor pays all fees and expenses of the Sub-Advisor, Transfer Agent, Administrator and Accounting Agent, and Custodian. The Fund is responsible for the payment of all other expenses associated with its operation, including but not limited to, brokerage expenses, taxes, interest, fees and expenses of counsel to the Funds, fees and expenses of the Disinterested Directors (including legal counsel fees), certain out-of-pocket expenses of the Advisor or Sub-Advisor, including, but not limited to cost of obtaining prices for security valuations (including manual broker quotes), Federal Reserve charges related to securities transactions, postage and insurance on physical transfer items, telecommunication charges, and proxy voting execution, advice and reporting etc., fees and expenses of the Chief Compliance Officer and expenses associated with the Funds' compliance program, litigation expenses, fees and expenses of the Funds' independent auditors, registration fees, expenses associated with compliance by the Fund with mandatory regulatory mandates, including those relating to the development and distribution of its prospectus and shareholder reports, and extraordinary expenses.

The Advisor has contractually agreed to reduce its fees and/or pay certain Fund expenses (excluding, among other things, Acquired Fund Fees, interest, taxes, brokerage commissions and extraordinary expenses) in order to limit each Fund's Net Annual Operating Expenses, as defined, to 0.58% of the Fund's average net assets (the "Expense Cap"). The Expense Cap will remain in effect until at least December 31, 2008. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. This reimbursement may be requested by the Advisor if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the Expense Cap.

BNY Investment Advisors (the "Sub-Advisor," or BNY"), a separate identifiable division of The Bank of New York, a New York state banking corporation, acts as the investment sub-advisor to the Funds. Pursuant to a Sub-Advisory Agreement between the Advisor and the Sub-Advisor, the Sub-Advisor will be responsible for the day-to-day management of the Funds, subject to the supervision of the Advisor and the Funds' Board of Directors. In this regard, the Sub-Advisor will be responsible for implementing the replication strategy for each Fund with regard to its Underlying Index and for general administration, compliance and management services as may be agreed between the Advisor and the Sub-Advisor from time to time.

In accordance with the terms of the Sub-Advisory Agreement, the Advisor pays the Sub-Advisor, out of its own resources, a fee based on a percentage of the average daily net assets of each Fund as set forth below:

     10 basis points (0.10%) of the first $100 million in combined daily net assets of all Funds; and

     5 basis points (0.05%) of the combined daily net assets of all Funds in excess of $100 million.

     There is a minimum annual fee of $35,000 per Fund.

     Expenses related to the initial organization, registration and offering of the Funds will be borne by the Advisor.

     The Bank of New York serves as administrator, custodian, accounting agent and transfer agent for each Fund.

     ALPS Distributors, Inc. serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Funds. Each Fund has adopted a Distribution and Service Plan (the "Rule 12b-1 Plan") pursuant to which each Fund may pay financial intermediaries a fee of up to .25% of its average daily net assets for distribution and other services provided by that intermediary in accordance with the terms of the Rule 12b-1 Plan. The Board of Directors has determined that no payments will be made by the Funds under the Rule 12b-1 Plan for the twelve-month period following commencement of operations.

     Each Fund is entitled to use its respective underlying index pursuant to a licensing agreement between Adelante and the Advisor and a sub-licensing agreement between the Company and the Advisor. There is no charge to the Funds in connection with these licensing agreements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Realty Funds, Inc.

We have audited the accompanying statements of assets and liabilities of Realty Funds, Inc. (the "Company") consisting of: Adelante Shares RE Growth(TM) Exchange-Traded Fund, Adelante Shares RE Value(TM) Exchange-Traded Fund, Adelante Shares RE Classics(TM) Exchange-Traded Fund, Adelante Shares RE Kings(TM) Exchange-Traded Fund, Adelante Shares RE Yield Plus(TM) Exchange-Traded Fund, Adelante Shares RE Shelter(TM) Exchange-Traded Fund, and Adelante Shares RE Composite(TM) Exchange-Traded Fund, as of September 10, 2007. These statements of assets and liabilities are the responsibility of the Company's management. Our responsibility is to express an opinion on these statements of assets and liabilities based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the statements of assets and liabilities are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statements of assets and liabilities presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the statements of assets and liabilities referred to above present fairly, in all material respects, the financial position of Adelante Shares RE Growth(TM) Exchange-Traded Fund, Adelante Shares RE Value(TM) Exchange-Traded Fund, Adelante Shares RE Classics(TM) Exchange-Traded Fund, Adelante Shares RE Kings(TM) Exchange-Traded Fund, Adelante Shares RE Yield Plus(TM) Exchange-Traded Fund, Adelante Shares RE Shelter(TM) Exchange-Traded Fund, and Adelante Shares RE Composite(TM) Exchange-Traded Fund, as of September 10, 2007, in conformity with accounting principles generally accepted in the United States of America.

/s/ Eisner LLP

New York, New York
September 20, 2007

                                   APPENDIX A

                   THE BANK OF NEW YORK - BNY ASSET MANAGEMENT
                         BEACON FIDUCIARY ADVISERS, INC.
                          ESTABROOK CAPITAL MANAGEMENT
                           GANNETT WELSH & KOTLER LLC

                      PROXY VOTING POLICIES AND PROCEDURES

I.   INTRODUCTION AND GENERAL PRINCIPLES

A. BNY Asset Management, a division of The Bank of New York, and certain of its affiliates, BNY Investment Advisers, Beacon Fiduciary Advisers, Inc., Estabrook Capital Management, and Gannett Welsh & Kotler LLC, (individually each the "Adviser") have been delegated the authority and responsibility to vote the proxies of certain of its respective trust and investment advisory clients, including both ERISA and non-ERISA clients.

B. Adviser understands that proxy voting is an integral aspect of investment management and that it is a fiduciary with respect to voting the securities in client accounts and will vote such securities in accordance with its fiduciary responsibilities.

C. Adviser believes that the following policies and procedures are reasonably expected to ensure that proxy voting decisions are made in the best interest of clients, in accordance with Adviser's fiduciary duties, applicable rules under the Investment Advisers Act of 1940 and fiduciary standards and responsibilities for ERISA clients set out in Department of Labor interpretations. In making proxy voting decisions, only those factors which affect the investment value of a particular asset will be considered.

D. There may be circumstances under which the Adviser may abstain from voting a client proxy for reasons related to difficulties incurred in making an informed decision as to how to vote the proxy (e.g., language problems) or difficulties incurred in effecting a vote (e.g., timing, location, or process problems.) The Adviser's decision in such circumstances may take into account the effect that the proxy vote, either by itself or together with other votes, is expected to have on the value of the client's investment and whether this expected effect would outweigh the extraordinary measures, if available, to accomplish voting. When the Adviser decides to abstain, the Adviser will document the reasons therefor.

E. The Adviser may not use its discretion to vote securities issued by The Bank of New York Company, Inc. ("the Company") or any of its subsidiaries that are held in any trust or investment management account over which the Adviser exercises discretion unless, under applicable law, the client may authorize the Adviser to vote such securities and furnishes the Adviser with an appropriate authorization. For trust and investment management accounts over which the Adviser is required to vote securities, absent such authorization, the Adviser will retain an independent fiduciary to vote such securities and will comply with all laws and regulations relating to voting such shares.

F. Business units will prepare and implement local policies, as necessary, to specify procedures to ensure the business unit's compliance with this policy.

II.  OBJECTIVES

This policy is written to:

- explain the principles governing the voting of proxies for fiduciary clients;

-    outline the procedures for establishing Proxy Voting Guidelines;

- set for the authority of Proxy Voting Committees the requirements for documentation of decisions; and

- outline the requirements for dealing with conflicts of interest in proxy voting situations.

III. RESPONSIBILITY AND OVERSIGHT

A. Each Adviser has designated a Proxy Committee or employs the Proxy Committee of The Bank of New York Asset Management ("BNYAM"). A Proxy Committee is responsible for administering and overseeing the proxy voting process, including:

     (1) determining how to vote proxies;

     (2) developing, authorizing, implementing and updating the Adviser's written policies and procedures, including the Proxy Voting Guidelines referenced in Section IV below;

     (3) overseeing the proxy voting process; and

     (4) engaging and overseeing any third-party vendors as voting delegate ("Delegate") to review, advise on, monitor and/or vote proxies.

B. Such Proxy Committee will meet as frequently and in such manner as necessary or appropriate in order to fulfill its responsibilities.

C. The members of the Proxy Committee of BNYAM will be appointed from time to time and will include the Chief Investment Officer, the Chief Trust Officer, and senior portfolio managers and other investment professionals (collectively "Investment Professionals") employed by each Adviser and appointed by the Chief investment Officer of each such Adviser. A quorum will be achieved when three members are present, including at least two of the group: the Chief Investment Officer (or his/her designee), the Chief Trust Officer (or his/her designee), and one Senior Portfolio Manager. The Sector Compliance Officer (or his/her designee) will attend meetings as an observer.

D. The Chief Investment Officer and certain members of the Proxy Committee of BNYAM, who are so designated by the Chief Investment Officer (each an "Authorized Member"), are authorized to give voting instructions to the Delegate.

E. In the event that any member of the Proxy Committee has a conflict of interest with respect to a particular matter under discussion by the Committee, such member shall recuse himself or herself from consideration of such matter.

IV.  PROXY VOTING GUIDELINES OF BNYAM

A. The Adviser will determine how to vote each of several issues likely to appear in proxies and will reflect these decisions in its Proxy Voting Guidelines. In some cases, an Adviser will rely upon the Proxy Voting Guidelines and the Proxy Voting Procedures of BNYAM, described in Section V of this Policy. A summary of the current applicable Proxy Voting Guidelines for BNYAM is attached to these Proxy Voting Policies and Procedures as Exhibit A.

B. In some situations, the Delegate may recommend "case-by-case" voting for an issue, which means that the vote will be cast "for" or "against" an issue depending upon the Delegate's evaluation of certain factors applicable to the issuer at the time the vote is cast. For each issue for which the Delegate recommends "case-by-case" voting, the Delegate will set forth the methodology by which the Delegate would determine the vote for that issue on an individual proxy. The Adviser will review such methodology and will determine whether or not to accept the methodology and thus accept the resultant voting determinations. The Adviser's acceptance of "case-by-case" voting for an issue will be reflected in the Proxy Voting Guidelines.

C. At least annually, the Adviser will review the then current Proxy Voting Guidelines and will determine if the voting instructions therein continue to be appropriate and, if not, will make necessary changes. The Adviser will also determine how to vote any new issues that the Adviser or the Delegate expects to appear on proxies in the coming year. The Adviser's decisions will be reflected in the Proxy Voting Guidelines.

D. In making all of the decisions in paragraph A, B, and C of this Section IV, the Adviser will consider any analyses provided by the Delegate or by any other sources the Adviser may choose to consult in order to determine the voting posture which is most likely to maximize the investment value of the particular asset. If the Adviser makes a determination that is in opposition to the recommendations of the Delegate or the then current Proxy Voting Guidelines, then the Adviser will document the reasons for selecting the voting position chosen.

E. The Adviser has determined that, except as set forth below in this Section IV, proxies will be voted in accordance with the voting decisions documented in the Proxy Voting Guidelines.

F. In the event that the Proxy Voting Guidelines do not address how an issue should be voted, the Proxy Committee will make a determination as to how to vote that issue to maximize the investment value of the particular asset. In making such determination, the Adviser will consider any analyses provided by the Delegate or by any other sources the Adviser may choose. Decisions of the Adviser will be reflected in the Proxy Voting Guidelines. If the Adviser makes a determination that is in opposition to the recommendations of the Delegate, then the Adviser will document the reasons for the voting position chosen.

G. In the event that the Chief Investment Officer or another Investment Professional believes that any proxy should be voted in a manner inconsistent with the Proxy Voting Guidelines such Investment Professional will inform a member of the Proxy Committee in writing of such recommendation and provide specific information, including the reasons the Investment Professional believes a proxy vote inconsistent with the Proxy Voting Guidelines is appropriate for the client. The Proxy Committee will review the information submitted by the Investment Professional and consider such other matters as it deems appropriate to determine how to vote the proxy. The Proxy Committee will instruct the Delegate accordingly.

H. In making its determinations in connection with Sections IV.F. and IV.G. above, the Proxy Committee will be mindful of the need for timely decisions.

V.   PROXY VOTING PROCEDURES OF BNYAM

A. If a client makes a specific request to vote specific securities in the client's account, to the extent such client is permitted by applicable law to make such request, the Adviser will vote client proxies in accordance with such client's request, even if it is inconsistent with Adviser's policies and procedures, including the Proxy Voting Guidelines. Such specific requests must be made in writing by the individual client or by an authorized officer, representative or named fiduciary of a client, will be relayed to the Delegate by an Authorized Member of the Proxy Committee, and will be maintained by the Adviser.

B. At the recommendation of the Proxy Committee, Adviser may engage Delegate as its voting delegate to:

     (1) research and participate in developing the Proxy Voting Guidelines, referenced in Section IV;

     (2) vote and submit proxies in a timely manner in accordance with the Adviser's Proxy Voting Guidelines or instructions of a client relayed to the Delegate by the Adviser;

     (3) handle other administrative functions related to proxy voting;

     (4) maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements to the Adviser promptly upon request;

     (5) maintain records of votes cast; and

     (6) provide recommendations with respect to proxy voting matters in general.

C. Notwithstanding the foregoing, Adviser retains final authority and fiduciary responsibility for proxy voting.

VI.  CONFLICTS OF INTEREST

A. The Adviser will comply with the Conflicts of Interest Policy of The Bank of New York.

B. Adviser will obtain a copy of any Delegate policies or procedures regarding conflicts of interest or potential conflicts of interest that could arise in the Delegate's providing proxy voting services to the Adviser. Adviser will examine such policies and procedures to determine if conflicts of interest and potential conflicts of interest of the Delegate would be appropriately addressed by the Delegate.

C. The Adviser will request the Delegate to disclose to the Adviser any conflicts of interest or potential conflicts of interest it determines it may have with respect to voting any proxies, including conflicts or potential conflicts arising out of the Delegate's receipt of compensation from issuers, and the Adviser will consider such conflicts in determining whether and the extent to which the Adviser should rely upon advice from the Delegate when determining how to vote those proxies.

D.   Material conflicts cannot be resolved by simply abstaining from voting.

VII. RECORDKEEPING

Adviser will maintain records relating to the implementation of these Proxy Voting Policies and Procedures, including:

     (1) a copy of these policies and procedures which shall be made available to clients, upon request;

     (2) proxy statements received regarding client securities (which will be satisfied by relying on EDGAR or the Delegate);

     (3) a record of each vote cast (which the Delegate may maintain on Adviser's behalf);

     (4) a copy of each submission by any Investment Professional under Section IV above;

     (5) other documents created by Adviser that were material to making a decision with respect to voting proxies on behalf of a client or that memorializes the basis for a proxy voting decision (including, without limitation, the matters outlined in Section IV.F. and IV.G.. above); and

     (6) each written client request for proxy voting records and Adviser's written response to any client request (written or oral) for such records.

Such proxy voting books and records shall be maintained in an easily accessible place for a period of six years, the first two by the Proxy Committee member who represents the Portfolio Administration Department or the Delegate.

VIII. DISCLOSURE

Except as otherwise required by law, Adviser has a general policy of not disclosing to any issuer or third party how Adviser or its voting Delegate voted a client's proxy.

September 30, 2004

Institutional Shareholder Services                         [ISS LOGO]
1455 Research Blvd. / First Floor             INSTITUTIONAL SHAREHOLDER SERVICES
Rockville, MD 20850
Tel. (301)545-4697 Fax. (301)545-4509
www.isstf.com

                            BONY: PROXY VOTING POLICY

I. M0100s MANAGEMENT PROPOSALS - ROUTINE/BUSINESS

                                                                                  ISS      CLIENT
AGENDA CODE AND DESCRIPTION                                                      POLICY    POLICY
M0101   RATIFY AUDITORS                                                         FOR       FOR
M0102   CHANGE DATE/LOCATION OF ANNUAL MEETING                                  FOR       FOR
M0105   ACCEPT FINANCIAL STATEMENTS AND STATUTORY REPORTS                       FOR       FOR
M0106   AMEND ARTICLES/CHARTER--GENERAL MATTERS                                 FOR       FOR
M0107   APPROVE DIVIDENDS                                                       FOR       FOR
M0109   APPROVE REMUNERATION OF AUDITORS                                        FOR       FOR
M0111   CHANGE COMPANY NAME                                                     FOR       FOR
M0113   APPROVE INVESTMENT ADVISORY AGREEMENT                                   C by C    FOR
M0114   AMEND INVESTMENT ADVISORY AGREEMENT                                     C by C    FOR
M0116   AUTHORIZE FILING OF REQUIRED DOCUMENTS/OTHER FORMALITIES                FOR       FOR
M0117   DESIGNATE INSPECTOR OR SHAREHOLDER REPRESENTATIVE(S) OF MINUTES OF      FOR       FOR
        MEETING
M0119   REIMBURSE PROXY CONTEST EXPENSES                                        C by C    C by C
M0120   APPROVE PROPOSED CHANGES TO BANK CHARTER                                C by C    C by C
M0121   APPROVE CONTINUATION OF COMPANY UNDER CANADIAN BUSINESS CORPORATION     FOR       FOR
        ACT
M0122   ADOPT NEW ARTICLES OF ASSOCIATION/CHARTER                               C by C    C by C
M0123   APPROVE SPECIAL AUDITORS' REPORT REGARDING RELATED-PARTY TRANSACTIONS   FOR       FOR
        RELATED-PARTY TRANSACTIONS AUDITOR REPORTS (FRANCE)                     C by C    C by C
M0124   APPROVE STOCK DIVIDEND PROGRAM                                          C by C    C by C
M0125   OTHER BUSINESS                                                          AGAINST   FOR

                                                                                  ISS      CLIENT
AGENDA CODE AND DESCRIPTION                                                      POLICY    POLICY
M0126   AMEND CHARTER OR BYLAWS--NON-ROUTINE                                    C by C    C by C
M0128   DESIGNATE NEWSPAPER TO PUBLISH MEETING ANNOUNCEMENTS                    FOR       FOR
M0129   APPROVE MINUTES OF MEETING                                              FOR       FOR
M0131   APPROVE CHANGE OF FUNDAMENTAL INVESTMENT POLICY                         C by C    FOR
M0135   AMEND CORPORATE PURPOSE                                                 FOR       FOR
M0136   APPROVE AUDITORS AND AUTHORIZE BOARD TO FIX REMUNERATION OF AUDITORS    FOR       FOR
M0137   MISCELLANEOUS PROPOSAL--COMPANY-SPECIFIC                                C by C    C by C
M0138   AUTHORIZE BOARD TO RATIFY AND EXECUTE APPROVED RESOLUTIONS              FOR       FOR
M0140   APPROVE MULTIPLE CLASSES OF STOCK/SAME VOTING RIGHTS                    C by C    C by C
M0150   RECEIVE FINANCIAL STATEMENTS AND STATUTORY REPORTS                      FOR       FOR
M0151   APPROVE FINANCIAL STATEMENTS, ALLOCATION OF INCOME, AND                 FOR       FOR
        DISCHARGE DIRECTORS
M0152   APPROVE ALLOCATION OF INCOME AND DIVIDENDS                              C by C    C by C
M0153   APPROVE ALLOCATION OF DIVIDENDS ON SHARES HELD BY COMPANY               FOR       FOR
M0154   APPROVE CONTINUATION OF COMPANY UNDER PROVINCIAL BUSINESS               C by C    C by C
        CORPORATION ACT
M0155   APPOINT AUDITORS AND DEPUTY AUDITORS                                    FOR       FOR
M0156   RATIFY ALTERNATE AUDITOR                                                FOR       FOR
M0157   APPOINT CENSOR(S)                                                       FOR       FOR
M0158   APPROVE REMUNERATION OF DIRECTORS AND AUDITORS                          FOR       FOR

                                                                                  ISS      CLIENT
AGENDA CODE AND DESCRIPTION                                                      POLICY    POLICY
M0159   CHANGE LOCATION OF REGISTERED OFFICE/HEADQUARTERS                       FOR       FOR
M0160   APPROVE LISTING OF SHARES ON A SECONDARY EXCHANGE                       FOR       FOR
M0161   APPOINT AGENCIES TO RATE THE COMPANY'S PUBLICLY OFFERED SECURITIES      FOR       FOR
M0162   DESIGNATE RISK ASSESSMENT COMPANIES                                     FOR       FOR
M0163   APPROVE INVESTMENT AND FINANCING POLICY                                 FOR       FOR
M0164   OPEN MEETING                                                            None
M0165   CLOSE MEETING                                                           None
M0166   ALLOW QUESTIONS                                                         None
M0167   ANNOUNCE VACANCIES ON SUPERVISORY BOARD                                 None
M0168   ELECT CHAIRMAN OF MEETING                                               FOR       FOR
M0169   PREPARE AND APPROVE LIST OF SHAREHOLDERS                                FOR       FOR
M0170   ACKNOWLEDGE PROPER CONVENING OF MEETING                                 FOR       FOR
M0171   ELECT MEMBERS OF ELECTION COMMITTEE                                     FOR       FOR
M0172   CONSIDER MEASURES TO ADDRESS THE DECLINE IN THE COMPANY'S NET ASSET
        VALUE RELATIVE TO ITS CAPITAL                                           FOR       FOR
M0173   APPROVE STANDARD ACCOUNTING TRANSFERS                                   FOR       FOR
M0174   RECEIVE SHAREHOLDERS' COMMITTEE REPORT                                  FOR       FOR
M0175   TRANSACT OTHER BUSINESS                                                 None
M0176   CHANGE FISCAL YEAR END                                                  C by C    C by C

II. M0200S MANAGEMENT PROPOSALS - DIRECTOR RELATED

                                                                                  ISS      CLIENT
AGENDA CODE AND DESCRIPTION                                                      POLICY    POLICY
M0201   ELECT DIRECTORS                                                         C by C    FOR
M0202   FIX NUMBER OF DIRECTORS                                                 FOR       FOR
M0203   APPROVE INCREASE IN SIZE OF BOARD                                       C by C    FOR
M0204   APPROVE DECREASE IN SIZE OF BOARD                                       C by C    FOR
M0205   ALLOW BOARD TO SET ITS OWN SIZE                                         AGAINST   AGAINST
M0206   CLASSIFY THE BOARD OF DIRECTORS                                         AGAINST   AGAINST
M0207   ELIMINATE CUMULATIVE VOTING                                             AGAINST   FOR
M0208   FIX NUMBER OF AND ELECT DIRECTORS                                       C by C    C by C
M0209   APPROVE DIRECTOR/OFFICER LIABILITY PROVISIONS                           C by C    C by C
M0210   APPROVE DIRECTOR/OFFICER INDEMNIFICATION PROVISIONS                     C by C    C by C
M0211   APPROVE DIRECTOR/OFFICER INDEMNIFICATION AGREEMENTS                     C by C    C by C
M0212   APPROVE DIRECTOR/OFFICER LIABILITY AND INDEMNIFICATION                  C by C    C by C
M0215   DECLASSIFY THE BOARD OF DIRECTORS                                       FOR       FOR
M0216   REMOVE AGE RESTRICTION FOR DIRECTORS                                    FOR       FOR
M0217   ESTABLISH/ALTER MANDATORY RETIREMENT POLICY FOR DIRECTORS               C by C    C by C
M0218   ELECT DIRECTOR TO REPRESENT CLASS X SHAREHOLDERS                        C by C    C by C
M0219   APPROVE REMUNERATION OF DIRECTORS                                       C by C    C by C
M0222   ALLOW BOARD TO DELEGATE POWERS TO COMMITTEES                            C by C    C by C
M0223   ADOPT/AMEND NOMINATION PROCEDURES FOR THE BOARD                         C by C    AGAINST
M0225   ELECT DIRECTORS (OPPOSITION SLATE)                                      C by C    C by C
M0226   CLASSIFY BOARD AND ELECT DIRECTORS                                      AGAINST   AGAINST
M0227   AMEND ARTICLES--BOARD-RELATED                                           C by C    C by C

                                                                                  ISS      CLIENT
AGENDA CODE AND DESCRIPTION                                                      POLICY    POLICY
M0228   ELECT ALTERNATE/DEPUTY DIRECTORS                                        C by C    C by C
M0229   AUTHORIZE BOARD TO FILL VACANCIES                                       AGAINST   AGAINST
M0231   ADOPT OR AMEND DIRECTOR QUALIFICATIONS                                  C by C    FOR
M0232   CHANGE RANGE FOR THE SIZE OF THE BOARD                                  C by C    FOR
M0233   ELECT COMPANY CLERK/SECRETARY                                           FOR       FOR
M0250   ELECT SUPERVISORY BOARD MEMBER                                          FOR       FOR
M0251   ELECT EMPLOYEE REPRESENTATIVE TO THE BOARD                              FOR       FOR
M0252   CREATE POSITION OF HONORARY DIRECTOR                                    FOR       FOR
M0253   AMEND ARTICLES TO CHANGE SIZE OF SUPERVISORY BOARD                      FOR       FOR
M0254   ALLOW BOARD TO APPOINT ADDITIONAL DIRECTORS BETWEEN ANNUAL MEETINGS     C by C    C by C
M0255   AMEND QUORUM REQUIREMENTS                                               C by C    FOR
M0256   APPOINT MEMBERS OF SHAREHOLDERS' COMMITTEE                              FOR       FOR
M0257   ELECT BOARD REPRESENTATIVE FOR HOLDERS OF SAVINGS SHARES AND FIX
        HIS/HER REMUNERATION                                                    FOR       FOR
M0258   DETERMINE NUMBER OF MEMBERS AND DEPUTY MEMBERS OF BOARD                 FOR       FOR
M0259   ELECT MEMBERS AND DEPUTY MEMBERS OF CORPORATE ASSEMBLY                  FOR       FOR
M0260   APPROVE DISCHARGE OF MANAGEMENT BOARD                                   FOR       FOR
M0260   REMOVAL OF AUTHORITY TO APPROVE DISCHARGE (DENMARK)                     AGAINST   AGAINST
M0261   APPROVE DISCHARGE OF SUPERVISORY BOARD                                  FOR       FOR
M0262   APPROVE DISCHARGE OF MANAGEMENT AND SUPERVISORY BOARD                   FOR       FOR
M0263   APPROVE DISCHARGE OF AUDITORS                                           FOR       FOR
M0264   APPROVE DISCHARGE OF BOARD AND PRESIDENT                                FOR       FOR
M0267   COMPANY SPECIFIC--BOARD-RELATED                                         C by C    C by C

III. M0300S MANAGEMENT PROPOSALS - CAPITALIZATION

                                                                                  ISS      CLIENT
AGENDA CODE AND DESCRIPTION                                                      POLICY    POLICY
M0301   AUTHORIZE A NEW CLASS OF COMMON STOCK                                   C by C    C by C
M0302   AUTHORIZE NEW CLASS OF PREFERRED STOCK                                  C by C    C by C
M0304   INCREASE AUTHORIZED COMMON STOCK                                        C by C    FOR
M0305   INCREASE AUTHORIZED PREFERRED STOCK                                     C by C    C by C
M0306   INCREASE AUTHORIZED PREFERRED AND COMMON STOCK                          C by C    C by C
M0307   APPROVE STOCK SPLIT                                                     FOR       FOR
M0308   APPROVE REVERSE STOCK SPLIT                                             C by C    C by C
M0309   APPROVE INCREASE IN COMMON STOCK AND A STOCK SPLIT                      C by C    FOR
M0312   ISSUE COMMON STOCK UPON CONVERSION OF PREFERRED STOCK                   C by C    FOR
M0313   APPROVE ISSUANCE OF WARRANTS/CONVERTIBLE DEBENTURES                     C by C    C by C
M0314   ELIMINATE PREEMPTIVE RIGHTS                                             FOR       C by C
M0315   ELIMINATE/ADJUST PAR VALUE OF COMMON STOCK                              FOR       FOR
M0316   AMEND VOTES PER SHARE OF EXISTING STOCK                                 C by C    AGAINST
M0318   AUTHORIZE SHARE REPURCHASE PROGRAM                                      FOR       FOR
M0318   SHARE REPURCHASE (SPAIN/PORTUGAL)                                       C by C    C by C
M0318   REPURCHASE OF SHARES IN LIEU OF DIVIDENDS (DENMARK)                     C by C    C by C
M0319   AUTHORIZE BOARD TO SET TERMS OF PREFERRED                               AGAINST   AGAINST
M0320   ELIMINATE CLASS OF PREFERRED STOCK                                      FOR       FOR
M0321   ELIMINATE CLASS OF COMMON STOCK                                         FOR       FOR
M0322   CANCEL COMPANY TREASURY SHARES                                          FOR       FOR
M0323   APPROVE ISSUANCE OF SHARES FOR A PRIVATE PLACEMENT                      C by C    C by C

                                                                                  ISS      CLIENT
AGENDA CODE AND DESCRIPTION                                                      POLICY    POLICY
M0325   REDUCE AUTHORIZED COMMON STOCK                                          FOR       FOR
M0326   AUTHORIZE CAPITALIZATION OF RESERVES FOR BONUS ISSUE OR INCREASE IN
        PAR VALUE                                                               FOR       FOR
M0327   APPROVE REDUCTION IN STATED CAPITAL                                     FOR       FOR
M0328   APPROVE INCREASE IN AUTHORIZED CAPITAL                                  C by C    C by C
M0329   AUTHORIZE ISSUANCE OF EQUITY OR EQUITY-LINKED SECURITIES WITH
        PREEMPTIVE RIGHTS                                                       C by C    C by C
M0330   COMPANY SPECIFIC--EQUITY-RELATED                                        C by C    C by C
M0330   AUTHORIZE USE OF FINANCIAL DERIVATIVES                                  C by C    C by C
        METHOD WHEN REPURCHASING SHARES (GERMANY & ITALY)
M0331   APPROVE ISSUANCE OF EQUITY OR EQUITY-LINKED SECURITIES WITHOUT
        PREEMPTIVE RIGHTS                                                       C by C    C by C
M0332   INCREASE AUTHORIZED COMMON STOCK AND AUTHORIZE NEW                      C by C    C by C
        CLASS OF PREFERRED STOCK
M0334   INCREASE AUTHORIZED COMMON STOCK AND AUTHORIZE NEW                      C by C    C by C
        CLASS OF COMMON STOCK
M0335   ADOPT/AMEND DIVIDEND REINVESTMENT PLAN                                  C by C    FOR
M0336   INCREASE CAPITAL STOCK FOR USE IN SHAREHOLDER RIGHTS PLAN               AGAINST   AGAINST
M0338   REDUCE AUTHORIZED PREFERRED STOCK                                       FOR       FOR
M0339   REDUCE AUTHORIZED COMMON AND PREFERRED STOCK                            FOR       FOR
M0340   EXTEND REDEMPTION DATE OF COMMON/PREFERRED STOCK                        C by C    C by C
M0341   APPROVE DUAL CLASS STOCK RECAPITALIZATION                               AGAINST   AGAINST
M0342   APPROVE/AMEND STOCK OWNERSHIP LIMITATIONS                               C by C    C by C
M0343   APPROVE/AMEND SECURITIES TRANSFER RESTRICTIONS                          AGAINST   AGAINST
M0344   CONSENT TO AMENDED BOND INDENTURE                                       C by C    FOR

                                                                                  ISS      CLIENT
AGENDA CODE AND DESCRIPTION                                                      POLICY    POLICY
M0350   AUTHORIZE STOCK WITH OTHER THAN ONE VOTE PER SHARE                      AGAINST   Against
M0351   APPROVE UNLIMITED CAPITAL AUTHORIZATION                                 AGAINST   Against
M0352   CONVERT MULTIPLE VOTING SHARES TO COMMON SHARES                         FOR       FOR
M0353   RATIFY PAST ISSUANCE OF SHARES                                          C by C    C by C
M0354   APPROVE CREATION OF CONDITIONAL CAPITAL                                 C by C    C by C
M0355   APPROVE CONVERSION OF PARTICIPATION CERTIFICATES                        FOR       FOR
M0356   AUTHORIZE ISSUANCE OF INVESTMENT CERTIFICATES                           C by C    C by C
M0357   AUTHORIZE ISSUANCE OF WARRANTS WITH PREEMPTIVE RIGHTS                   C by C    C by C
M0358   AUTHORIZE ISSUANCE OF WARRANTS WITHOUT PREEMPTIVE RIGHTS                C by C    C by C
M0359   AUTHORIZE ISSUANCE OF SHARES WITH WARRANTS ATTACHED WITH PREEMPTIVE
        RIGHTS                                                                  C by C    C by C
M0360   AUTHORIZE ISSUANCE OF SHARES WITH WARRANTS ATTACHED WITHOUT
        PREEMPTIVE RIGHTS                                                       C by C    C by C
M0361   AUTHORIZE ISSUANCE OF BONDS WITH WARRANTS ATTACHED WITH PREEMPTIVE
        RIGHTS                                                                  C by C    C by C
M0362   AUTHORIZE ISSUANCE OF BONDS WITH WARRANTS ATTACHED WITHOUT PREEMPTIVE
        RIGHTS                                                                  C by C    C by C
M0363   AUTHORIZE ISSUANCE OF CONVERTIBLE BONDS WITH PREEMPTIVE RIGHTS          C by C    C by C
M0364   AUTHORIZE ISSUANCE OF CONVERTIBLE BONDS WITHOUT PREEMPTIVE RIGHTS       C by C    C by C
M0365   AUTHORIZE ISSUANCE OF EQUITY UPON CONVERSION OF A SUBSIDIARY'S
        EQUITY-LINKED SECURITIES                                                C by C    C by C
M0366   AUTHORIZE CAPITAL INCREASE FOR FUTURE SHARE EXCHANGE OFFERS             C by C    C by C
M0367   SET GLOBAL LIMIT FOR CAPITAL INCREASE TO RESULT FROM ALL ISSUANCE
        REQUESTS                                                                C by C    C by C

                                                                                  ISS      CLIENT
AGENDA CODE AND DESCRIPTION                                                      POLICY    POLICY
M0368   APPROVE ISSUANCE OF SHARES PURSUANT TO THE SHARE OPTION SCHEME          C by C    C by C
M0369   APPROVE ISSUANCE OF EUROBONDS                                           C by C    C by C
M0370   AUTHORIZE ISSUANCE OF BONDS/DEBENTURES                                  C by C    C by C
M0371   APPROVE RENEWAL OF UNMARKETABLE PARCELS PROVISION                       FOR       FOR
M0372   APPROVE BOND REPURCHASE                                                 FOR       FOR
M0373   AUTHORIZE REISSUANCE OF REPURCHASED SHARES                              FOR       FOR
M0374   APPROVE REDUCTION IN SHARE CAPITAL                                      FOR       FOR
M0375   APPROVE REDUCTION/CANCELLATION OF SHARE PREMIUM ACCOUNT                 FOR       FOR
M0376   CONVERT FORM OF SECURITIES                                              C by C    C by C
M0377   AMEND ARTICLES/CHARTER TO REFLECT CHANGES IN CAPITAL                    FOR       FOR
M0378   AMEND ARTICLES/CHARTER--EQUITY-RELATED                                  C by C    C by C

IV. M0400S MANAGEMENT PROPOSALS - REORG. AND MERGERS

                                                                                  ISS      CLIENT
AGENDA CODE AND DESCRIPTION                                                      POLICY    POLICY
M0401   CHANGE STATE OF INCORPORATION [__]                                      C by C    C by C
M0404   APPROVE REORGANIZATION PLAN                                             C by C    C by C
M0405   APPROVE MERGER AGREEMENT                                                C by C    C by C
M0407   APPROVE RESTRUCTURING PLAN                                              C by C    C by C
M0410   ISSUE SHARES IN CONNECTION WITH AN ACQUISITION                          C by C    FOR
M0411   APPROVE DISPOSITION OF ASSETS AND LIQUIDATE COMPANY                     C by C    C by C
M0412   APPROVE RECAPITALIZATION PLAN                                           C by C    C by C
M0413   AMEND ARTICLES--ORGANIZATION-RELATED                                    C by C    C by C
M0414   COMPANY SPECIFIC--ORGANIZATION-RELATED                                  C by C    C by C
MO415   APPROVE SALE OF COMPANY ASSETS                                          C by C    C by C
M0418   APPROVE FORMATION OF HOLDING COMPANY                                    C by C    FOR
M0419   ACQUIRE CERTAIN ASSETS OF ANOTHER COMPANY                               C by C    FOR
M0420   APPROVE CONVERSION TO SELF-MANAGED REIT                                 C by C    C by C
M0430   APPROVE/AMEND SUBADVISORY AGREEMENT                                     C by C    FOR
M0431   ADOPT DOLLAR-BASED VOTING RIGHTS                                        C by C    FOR
M0432   APPROVE CONVERSION TO SERIES OF DELAWARE                                C by C    FOR
M0433   APPROVE CONVERSION FROM CLOSED-END TO OPEN-END FUND                     C by C    FOR
M0434   APPROVE MERGER OF FUNDS                                                 C by C    FOR
M0435   APPROVE DISTRIBUTION AGREEMENT                                          C by C    FOR
M0450   APPROVE ACQUISITION                                                     C by C    C by C

                                                                                  ISS      CLIENT
AGENDA CODE AND DESCRIPTION                                                      POLICY    POLICY
M0451   APPROVE MERGER BY ABSORPTION                                            C by C    C by C
M0452   APPROVE JOINT VENTURE AGREEMENT                                         C by C    C by C
M0453   APPROVE PLAN OF LIQUIDATION                                             C by C    C by C
M0454   APPROVE SPIN-OFF AGREEMENT                                              C by C    C by C
M0455   APPROVE PUBLIC OFFERING OF SHARES IN SUBSIDIARY                         C by C    C by C
M0456   APPROVE EXCHANGE OF DEBT FOR EQUITY                                     C by C    C by C
M0457   WAIVE REQUIREMENT FOR MANDATORY OFFER TO ALL SHAREHOLDERS.              C by C    C by C
M0458   APPROVE ACCOUNTING TREATMENT OF MERGER, ABSORPTION, OR SIMILAR
        TRANSACTION                                                             C by C    C by C
M0459   APPROVE AFFILIATION AGREEMENTS WITH SUBSIDIARIES                        C by C    C by C
M0460   APPROVE TRANSACTION WITH A RELATED PARTY                                C by C    C by C
M0460   RELATED PARTY TRANSACTION (RUSSIA):                                     C by C    C by C
M0461   AMEND ARTICLES TO: (JAPAN)                                              C by C    C by C
M0462   APPROVE PLEDGING OF ASSETS FOR DEBT                                     C by C    C by C
M0463   APPROVE INVESTMENT IN ANOTHER COMPANY                                   C by C    C by C
M0464   APPROVE LOAN AGREEMENT                                                  C by C    C by C
M0470   COMPANY SPECIFIC - MUTUAL FUND                                          C by C    C by C

V. M0500S MANAGEMENT PROPOSALS -- NON-SALARY COMP.

                                                                                 ISS      CLIENT
AGENDA CODE AND DESCRIPTION                                                     POLICY    POLICY
M0501   APPROVE STOCK OPTION PLAN                                               C by C    C by C
M0503   AMEND STOCK OPTION PLAN                                                 C by C    C by C
M0504   APPROVE INCENTIVE STOCK OPTION PLAN                                     C by C    C by C
M0506   AMEND INCENTIVE STOCK OPTION PLAN                                       C by C    C by C
M0507   APPROVE RESTRICTED STOCK PLAN                                           C by C    C by C
M0509   AMEND RESTRICTED STOCK PLAN                                             C by C    C by C
M0510   APPROVE EMPLOYEE STOCK PURCHASE PLAN                                    C by C    C by C
M0512   AMEND EMPLOYEE STOCK PURCHASE PLAN                                      C by C    C by C
M0514   APPROVE NONQUALIFIED EMPLOYEE STOCK PURCHASE PLAN                       C by C    C by C
M0516   AMEND NONQUALIFIED EMPLOYEE STOCK PURCHASE PLAN                         C by C    C by C
M0522   APPROVE OMNIBUS STOCK PLAN                                              C by C    C by C
M0524   AMEND OMNIBUS STOCK PLAN                                                C by C    C by C
M0525   APPROVE NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN                         C by C    C by C
M0526   AMEND NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN                           C by C    C by C
M0527   APPROVE NON-EMPLOYEE DIRECTOR RESTRICTED STOCK PLAN                     C by C    C by C
M0528   APPROVE STOCK APPRECIATION RIGHTS PLAN                                  C by C    C by C
M0530   AMEND STOCK APPRECIATION RIGHTS PLAN                                    C by C    C by C
M0534   APPROVE/AMEND 401(K)/SAVINGS PLAN                                       C by C    C by C
M0535   APPROVE/AMEND EXECUTIVE INCENTIVE BONUS PLAN                            C by C    C by C
M0537   APPROVE/AMEND SUPPLEMENTAL RETIREMENT PLAN                              C by C    C by C
M0538   APPROVE/AMEND DEFERRED COMPENSATION PLAN                                C by C    C by C

For MO501 - MO535,  use our simplistic method:

1) If dilution would be greater than 30% - vote AGAINST 2) If strike prices are 10% or more below market - vote AGAINST

                                                                                 ISS      CLIENT
AGENDA CODE AND DESCRIPTION                                                     POLICY    POLICY
M0540   APPROVE EMPLOYMENT AGREEMENT                                            C by C    C by C
M0541   APPROVE STOCK/CASH AWARD TO EXECUTIVE                                   C by C    C by C
M0543   APPROVE EXECUTIVE LOANS TO EXERCISE OPTIONS                             C by C    C by C
M0546   APPROVE EXECUTIVE LOANS (NOT FOR OPTIONS)                               C by C    C by C
M0547   COMPANY-SPECIFIC--COMPENSATION-RELATED                                  C by C    C by C
M0548   APPROVE REPRICING OF OPTIONS                                            C by C    C by C
M0554   APPROVE OUTSIDE DIRECTOR STOCK AWARDS/OPTIONS IN LIEU OF CASH           C by C    FOR
M0555   APPROVE STOCK OPTION PLAN GRANTS                                        C by C    C by C
M0556   APPROVE STOCK-FOR-SALARY/BONUS PLAN                                     C by C    FOR
M0557   APPROVE RETIREMENT BENEFITS FOR NONEXECUTIVE DIRECTORS                  C by C    C by C
M0558   APPROVE/AMEND BUNDLED COMPENSATION PLANS                                C by C    C by C
M0561   APPROVE/AMEND EXECUTIVE STOCK OPTION PLAN                               C by C    C by C
M0562   APPROVE/AMEND EMPLOYEE SAVINGS-RELATED SHARE PURCHASE                   C by C    C by C
M0564   APPROVE/AMEND EMPLOYMENT AGREEMENTS                                     C by C    C by C
M0567   APPROVE EMPLOYEE STOCK OWNERSHIP PLAN                                   C by C    C by C
M0568   APPROVE/AMEND PROFIT SHARING PLAN                                       C by C    C by C
M0580   APPOINT INTERNAL STATUTORY AUDITOR                                      C by C    C by C
M0582   APPROVE RETIREMENT BONUSES FOR DIRECTORS                                C by C    C by C
M0583   APPROVE RETIREMENT BONUSES FOR STATUTORY AUDITORS                       C by C    C by C
M0584   APPROVE RETIREMENT BONUSES FOR DIRECTORS AND STATUTORY AUDITORS         C by C    C by C
M0585   APPROVE SPECIAL BONUS FOR FAMILY OF DECEASED DIRECTOR                   C by C    C by C
M0586   APPROVE SPECIAL BONUS FOR FAMILY OF DECEASED STATUTORY AUDITOR          C by C    C by C

                                                                                 ISS      CLIENT
AGENDA CODE AND DESCRIPTION                                                     POLICY    POLICY
M0587   APPROVE SPECIAL BONUSES FOR FAMILIES OF DECEASED DIRECTORS AND          C by C    C by C
        STATUTORY AUDITORS
M0588   APPROVE INCREASE IN AGGREGATE COMPENSATION CEILING FOR DIRECTORS        C by C    C by C
M0589   APPROVE INCREASE IN AGGREGATE COMPENSATION CEILING FOR STATUTORY        C by C    C by C
        AUDITORS
M0590   APPROVE INCREASE IN AGGREGATE COMPENSATION CEILING FOR DIRECTORS AND    C by C    C by C
        STATUTORY AUDITORS
M0591   APPROVE OR AMEND OPTION PLAN FOR OVERSEAS EMPLOYEES                     C by C    C by C
M0592   AMEND TERMS OF OUTSTANDING OPTIONS                                      C by C    C by C
M0593   APPROVE SHARE PLAN GRANT                                                C by C    C by C
M0594   APPROVE FINANCIAL ASSISTANCE IN CONNECTION WITH STOCK PURCHASE/STOCK    C by C    C by C
        OPTION PLAN
M0595   AMEND ARTICLES/CHARTER--COMPENSATION-RELATED                            C by C    C by C
M0596   APPROVE NON-EMPLOYEE DIRECTOR RESTRICTED STOCK PLAN                     C by C    C by C
M0597   AMEND NON-EMPLOYEE DIRECTOR RESTRICTED STOCK PLAN                       C by C    C by C
M0598   APPROVE NON-EMPLOYEE DIRECTOR OMNIBUS PLAN                              C by C    C by C
M0599   AMEND NON-EMPLOYEE DIRECTOR OMNIBUS STOCK PLAN                          C by C    C by C

VI. M0600S MANAGEMENT PROPOSALS - ANTITAKEOVER RELATED

                                                                                 ISS      CLIENT
AGENDA CODE AND DESCRIPTION                                                     POLICY    POLICY
M0601   AMEND ARTICLES/BYLAWS/CHARTER TO INCLUDE ANTITAKEOVER PROVISION(S)      AGAINST   AGAINST
M0602   AMEND ARTICLES/BYLAWS/CHARTER TO REMOVE ANTITAKEOVER PROVISION(S)       FOR       FOR
M0603   ELIMINATE RIGHT TO ACT BY WRITTEN CONSENT                               AGAINST   AGAINST
M0604   PROVIDE DIRECTORS MAY ONLY BE REMOVED FOR CAUSE                         AGAINST   AGAINST
M0605   ADOPT OR INCREASE SUPERMAJORITY VOTE REQUIREMENT FOR AMENDMENTS (UP     AGAINST   AGAINST
        TO 66 2/3%)
M0606   ADOPT OR INCREASE SUPERMAJORITY VOTE REQUIREMENT FOR MERGERS            AGAINST   AGAINST
M0607   ADOPT OR INCREASE SUPERMAJORITY VOTE REQUIREMENT FOR REMOVAL OF         AGAINST   AGAINST
        DIRECTORS
M0608   REDUCE SUPERMAJORITY VOTE REQUIREMENT                                   FOR       FOR
M0609   ADOPT OR AMEND SHAREHOLDER RIGHTS PLAN (POISON PILL)                    C by C    AGAINST
M0611   APPROVE CONTROL SHARE ACQUISITION                                       C by C    AGAINST
M0612   OPT OUT OF STATE'S CONTROL SHARE ACQUISITION LAW                        C by C    FOR
M0613   ADOPT FAIR PRICE PROVISION                                              C by C    AGAINST
M0614   RESCIND FAIR PRICE PROVISION                                            C by C    FOR
M0617   ADJOURN MEETING                                                         C by C    C by C
M0618   ELIMINATE RIGHT TO CALL SPECIAL MEETING                                 AGAINST   AGAINST
M0619   RESTRICT RIGHT TO CALL SPECIAL MEETING                                  AGAINST   AGAINST
M0621   REQUIRE ADVANCE NOTICE FOR SHAREHOLDER PROPOSALS/NOMINATIONS            C by C    FOR
M0622   CONSIDER NON-FINANCIAL EFFECTS OF MERGERS                               AGAINST   AGAINST
M0627   PERMIT BOARD TO AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT                C by C    FOR
M0629   WAIVE CONTROL SHARE ACQUISITION PROVISION                               C by C    C by C

                                                                                 ISS      CLIENT
AGENDA CODE AND DESCRIPTION                                                     POLICY    POLICY
M0630   RENEW SHAREHOLDER RIGHTS PLAN (POISON PILL)                             C by C    AGAINST
M0650   ADOPT DOUBLE VOTING RIGHTS FOR LONG-TERM REGISTERED SHAREHOLDERS        AGAINST   AGAINST
M0651   ADOPT INCREASED DIVIDENDS FOR LONG-TERM REGISTERED SHAREHOLDERS         AGAINST   AGAINST
M0652   RENEW PARTIAL TAKEOVER PROVISION                                        C by C    C by C
M0653   AUTHORIZE BOARD TO ISSUE SHARES IN THE EVENT OF A PUBLIC TENDER OFFER   AGAINST   AGAINST
        OR SHARE EXCHANGE OFFER
M0654   AUTHORIZE BOARD TO REPURCHASE SHARES IN THE EVENT OF A PUBLIC TENDER    AGAINST   AGAINST
        OFFER OR SHARE EXCHANGE OFFER
M0655   ALLOW BOARD TO USE ALL OUTSTANDING CAPITAL AUTHORIZATIONS               AGAINST   AGAINST
M0656   CREATE/ELIMINATE SPECIAL SHARE HELD BY GOVERNMENT                       C by C    C by C
M0657   ADOPT NEW ARTICLES/CHARTER--PRIVATIZATION-RELATED                       C by C    C by C
M0658   APPROVE/AMEND STOCK OWNERSHIP LIMITATIONS                               C by C    C by C
M0659   APPROVE REDUCTION IN SHARE OWNERSHIP DISCLOSURE THRESHOLD               C by C    C by C
M0660   AMEND ARTICLES/CHARTER--GOVERNANCE-RELATED                              C by C    C by C
M0661   COMPANY-SPECIFIC--GOVERNANCE-RELATED                                    C by C    C by C

VII. S0100S SHAREHOLDER PROPOSALS - ROUTINE BUSINESS

                                                                                 ISS      CLIENT
AGENDA CODE AND DESCRIPTION                                                     POLICY    POLICY
S0101   ROTATE ANNUAL MEETING LOCATION                                          AGAINST   AGAINST
S0102   CHANGE DATE/TIME OF ANNUAL MEETING                                      AGAINST   AGAINST
S0106   INITIATE PAYMENT OF CASH DIVIDEND                                       AGAINST   AGAINST
S0107   SEPARATE CHAIRMAN AND CEO POSITIONS                                     C by C    C by C
S0108   LIQUIDATE COMPANY ASSETS AND DISTRIBUTE PROCEEDS                        C by C    C by C
S0110   ESTABLISH SHAREHOLDER ADVISORY COMMITTEE                                C by C    C by C
S0115   COMPANY-SPECIFIC -- MISCELLANEOUS                                       C by C    C by C
S0118   CONVERT CLOSED-END FUND TO OPEN-END FUND                                C by C    C by C

VIII. S0200S SHAREHOLDER PROPOSALS - DIRECTOR RELATED

                                                                                 ISS      CLIENT
AGENDA CODE AND DESCRIPTION                                                     POLICY    POLICY
S0201   DECLASSIFY THE BOARD OF DIRECTORS                                       FOR       FOR
S0202   ESTABLISH TERM LIMITS FOR DIRECTORS                                     AGAINST   AGAINST
S0203   ESTABLISH A NOMINATING COMMITTEE                                        FOR       FOR
S0204   ESTABLISH A COMPENSATION COMMITTEE                                      FOR       FOR
S0205   ESTABLISH OTHER BOARD COMMITTEE                                         C by C    C by C
S0207   RESTORE OR PROVIDE FOR CUMULATIVE VOTING                                C by C    AGAINST
S0209   ESTABLISH DIRECTOR STOCK OWNERSHIP REQUIREMENT                          AGAINST   AGAINST
S0211   ESTABLISH MANDATORY RETIREMENT AGE FOR DIRECTORS                        AGAINST   AGAINST
S0212   REQUIRE A MAJORITY VOTE FOR THE ELECTION OF DIRECTORS                   C by C    C by C
S0214   REMOVE EXISTING DIRECTORS                                               C by C    C by C
S0215   REQUIRE MAJORITY OF INDEPENDENT DIRECTORS ON BOARD                      C by C    FOR
S0217   PROVIDE FOR SPECIAL INTEREST REPRESENTATION ON BOARD                    C by C    AGAINST
S0219   LIMIT COMPOSITION OF COMMITTEE(S) TO INDEPENDENT DIRECTORS              C by C    FOR
S0220   REQUIRE DIRECTOR NOMINEE QUALIFICATIONS                                 C by C    AGAINST
S0222   COMPANY-SPECIFIC--BOARD-RELATED                                         C by C    C by C
S0223   REQUIRE DIRECTORS FEES TO BE PAID IN STOCK                              AGAINST   AGAINST
S0225   CHANGE SIZE OF BOARD OF DIRECTORS                                       C by C    C by C
S0227   ADD WOMEN AND MINORITIES TO THE BOARD                                   C by C    FOR
S0230   REQUIRE TWO CANDIDATES FOR EACH BOARD SEAT                              AGAINST   AGAINST
S0233   AMEND ARTICLES/BYLAWS/CHARTER-FILLING VACANCIES                         C by C    C by C
S0234   AMEND ARTICLES/BYLAWS/CHARTER-REMOVAL OF DIRECTORS                      C by C    C by C
S0235   AMEND ARTICLES/BYLAWS/CHARTER-CALL SPECIAL MEETINGS                     C by C    C by C

                                                                                 ISS      CLIENT
AGENDA CODE AND DESCRIPTION                                                     POLICY    POLICY
S0236   AMEND VOTE REQUIREMENTS TO AMEND ARTICLES/ BYLAWS/CHARTER               C by C    C by C
S0237   AMEND DIRECTOR/OFFICER INDEMNIFICATION/LIABILITY PROVISIONS             C by C    C by C
S0250   ELECT A SHAREHOLDER-NOMINEE TO THE BOARD                                C by C    C by C

IX. S0300S SHAREHOLDER PROPOSALS - CORPORATE GOVERNANCE

                                                                                 ISS      CLIENT
AGENDA CODE AND DESCRIPTION                                                     POLICY    POLICY
S0302   SUBMIT SHAREHOLDER RIGHTS PLAN (POISON PILL) TO SHAREHOLDER VOTE        FOR       FOR
S0304   PROVIDE FOR CONFIDENTIAL VOTING                                         FOR       FOR
S0306   SUBMIT ACQUISITION OFFER(S) FOR SHAREHOLDER VOTE                        FOR       FOR
S0307   RESTORE PREEMPTIVE RIGHTS OF SHAREHOLDERS                               C by C    C by C
S0311   REDUCE SUPERMAJORITY VOTE REQUIREMENT                                   FOR       FOR
S0318   ELIMINATE OR RESTRICT SEVERANCE AGREEMENTS (CHANGE-IN-CONTROL)          C by C    C by C
S0319   REINCORPORATE IN ANOTHER STATE [__]                                     C by C    C by C
S0320   SUBMIT PREFERRED STOCK ISSUANCE TO VOTE                                 C by C    C by C
S0321   SUBMIT SEVERANCE AGREEMENT (CHANGE-IN-CONTROL) TO SHAREHOLDER VOTE      FOR       FOR
S0326   AMEND ARTICLES/BYLAWS/CHARTER TO REMOVE ANTITAKEOVER PROVISIONS         FOR       AGAINST
S0329   ELIMINATE DISCRETIONARY VOTING OF UNMARKED PROXIES                      AGAINST   AGAINST
S0330   ELIMINATE CUMULATIVE VOTING                                             FOR       FOR
S0332   AMEND TERMS OF EXISTING POISON PILL                                     C by C    C by C
S0350   AMEND ARTICLES TO LIMIT THE BANK'S AUTHORITY TO EXERCISE VOTES AT       C by C    C by C
        AGMS AS PROXY FOR SHAREHOLDERS
S0351   INITIATE SPECIAL INVESTIGATION TO DETERMINE IF THE BANK PROPERTY        C by C    C by C
        VOTED PROXIES IN THE PREVIOUS FIVE YEARS
S0352   COMPANY-SPECIFIC--GOVERNANCE-RELATED                                    C by C    C by C

* BONY supports shareholder proposals to submit poison pills to shareholder vote; BONY votes against management proposals for poison pills.

* BONY does not support severance packages of greater than three (3) times total compensation; BONY supports severance packages at three (3) or less times total compensation.

X. S0400S SHAREHOLDER PROPOSALS - SOCIAL / HUMAN RIGHTS

                                                                                 ISS      CLIENT
AGENDA CODE AND DESCRIPTION                                                     POLICY    POLICY
S0411   MACBRIDE PRINCIPLES                                                     C by C    AGAINST
S0413   REPORT ON MACBRIDE PRINCIPLES                                           C by C    AGAINST
S0414   ILO STANDARDS                                                           C by C    AGAINST
S0415   VENDOR STANDARDS                                                        C by C    AGAINST
S0417   WORKPLACE CODE OF CONDUCT                                               C by C    AGAINST
S0420   BURMA-RELATED                                                           C by C    AGAINST
S0424   REPORT ON MAQUILADORA OPERATIONS                                        C by C    AGAINST
S0425   CHINA PRINCIPLES                                                        C by C    AGAINST
S0426   HUMAN RIGHTS-RELATED                                                    C by C    AGAINST

XI. S0500S SHAREHOLDER PROPOSALS - COMPENSATION

                                                                                 ISS      CLIENT
AGENDA CODE AND DESCRIPTION                                                     POLICY    POLICY
S0501   LIMIT/PROHIBIT AWARDS TO EXECUTIVES                                     C by C    AGAINST
S0503   INCREASE DISCLOSURE OF EXECUTIVE COMPENSATION                           C by C    AGAINST
S0504   LIMIT EXECUTIVE COMPENSATION                                            C by C    AGAINST
S0507   REPORT ON EXECUTIVE COMPENSATION                                        C by C    AGAINST
S0508   SUBMIT EXECUTIVE COMPENSATION TO VOTE                                   C by C    AGAINST
S0509   ELIMINATE OUTSIDE DIRECTORS' RETIREMENT BENEFITS                        FOR       FOR
S0510   LINK EXECUTIVE COMPENSATION TO SOCIAL ISSUES                            C by C    AGAINST
S0511   COMPANY-SPECIFIC--COMPENSATION-RELATED                                  C by C    C by C
S0512   PERFORMANCE-BASED/INDEXED OPTIONS                                       C by C    C by C
S0513   PUT REPRICING OF STOCK OPTIONS TO SHAREHOLDER VOTE                      FOR       FOR

XII. S0600s SHAREHOLDER PROPOSALS - GENERAL ECONOMIC ISSUES

                                                                                  ISS      CLIENT
AGENDA CODE AND DESCRIPTION                                                      POLICY    POLICY
S0602   REPORT ON BANK LENDING POLICIES                                         C by C    AGAINST
S0614   INTERNATIONAL FINANCE                                                   C by C    AGAINST
S0615   AVOID EXPORT OF U.S. JOBS (OUTSOURCING)                                 C by C    AGAINST
S0616   ADOPT HIGH-PERFORMANCE WORKPLACE POLICY                                 C by C
S0617   HIRE ADVISOR TO MAXIMIZE SHAREHOLDER VALUE                              C by C    AGAINST
S0618   SEEK SALE OF COMPANY/ASSETS                                             C by C    C by C
S0619   ENDORSE EFFORTS OF G-7 MINISTERS                                        C by C    AGAINST

XIII. S0700s SHAREHOLDER PROPOSALS - HEALTH / ENVIRONMENT

                                                                                  ISS      CLIENT
AGENDA CODE AND DESCRIPTION                                                      POLICY    POLICY
S0702   ADVERTISING STANDARDS                                                   C by C    AGAINST
S0703   TOBACCO-RELATED--MISCELLANEOUS                                          C by C    AGAINST
S0704   TOBACCO-RELATED--PREPARE REPORT                                         C by C    AGAINST
S0706   ABORTION-RELATED ACTIVITIES                                             C by C    AGAINST
S0708   REDUCE/ELIMINATE TOXIC WASTES OR EMISSIONS OR RELATED                   C by C    C by C
S0709   NUCLEAR POWER-RELATED                                                   C by C    C by C
S0720   ALCOHOL-RELATED                                                         C by C    AGAINST
S0725   WEAPON-RELATED                                                          C by C    AGAINST
S0726   ADOPT CONSERVATION POLICY                                               C by C    AGAINST
S0727   REPORT ON FOREIGN MILITARY SALES/DEFENSE BUSINESS                       C by C    AGAINST
S0728   CERES PRINCIPLES                                                        C by C    AGAINST
S0729   DRUG PRICING                                                            C by C    AGAINST
S0729   REPORT - DRUG REIMPORTATION                                             C by C    C by C
S0730   REPORT ON ENVIRONMENTAL POLICIES (VIEW OTHER CODES AS WELL)             C by C    AGAINST
S0730   REPORT - OPERATIONS IN PROTECTED/ECOLOGICALLY SENSITIVE AREAS           C by C    C by C
S0732   SPIN OFF TOBACCO - RELATED BUSINESS                                     C by C    AGAINST
S0734   CEASE TOBACCO - RELATED ADVERTISING                                     C by C    AGAINST
S0735   HEALTH CARE-RELATED                                                     C by C    AGAINST
S0736   GENETICALLY MODIFIED ORGANISMS (GMO)                                    C by C    AGAINST
S0740   ENVIRONMENT RELATED--MISCELLANEOUS (VIEW OTHER CODES AS WELL)           C by C    AGAINST
S0741   ANWR - ATLANTIC NATIONAL WILDLIFE REFUGEE                               C by C    AGAINST
S0742   REPORTS - GREEN HOUSE/GLOBAL WARMING                                    C by C    C by C
S0742   REPORTS ON KYOTO PROTOCOL COMPLIANCE                                    C by C    C by C

XIV. S0800s SHAREHOLDER PROPOSALS - OTHER / MISC.

                                                                                  ISS      CLIENT
AGENDA CODE AND DESCRIPTION                                                      POLICY    POLICY
S0805   REPORT ON GOVERNMENT SERVICE OF EMPLOYEES                               C by C    AGAINST
S0806   CHARITABLE CONTRIBUTIONS                                                C by C    AGAINST
S0807   POLITICAL CONTRIBUTIONS/ACTIVITIES                                      C by C    AGAINST
S0810   COMPANY-SPECIFIC -- SHAREHOLDER MISCELLANEOUS                           C by C    AGAINST
S0810   BOARD INTERLOCK - DIRECTORS ON COMMON BOARDS                            C by C    C by C
S0812   EEOC-RELATED ACTIVITIES                                                 C by C    AGAINST
S0814   GLASS CEILING                                                           C by C    AGAINST

XV. S0900s SHAREHOLDER PROPOSALS - OTHER / MISC.

                                                                                  ISS      CLIENT
AGENDA CODE AND DESCRIPTION                                                      POLICY    POLICY
-----------------------------------------------------------------------------   -------   -------
S0999   REPORTS - CONCENTRATED AREA FEEDING OPERATIONS (CAFOS)                  C by C    C by C
S0999   DISCLOSURE OF LAND USE/REAL ESTATE DEVELOPMENT                          C by C    C by C
S0999   REPORTS TO PHASE OUT THE USE OF ANIMALS IN TESTING                      C by C    C by C

SPECIAL INSTRUCTIONS

M0501 - M0535:  USE THE FOLLOWING EVALUATION METHOD:
IF DILUTION IS GREATER THAN 30 PERCENT - VOTE AGAINST
IF STRIKE PRICE IS 10 PERCENT OR MORE BELOW FAIR MARKET VALUE - VOTE AGAINST